                                   CREDIT AGREEMENT
                              (ACQUISITION SUB FACILITY)
                                        among
                              AIMCO/NHP Holdings, Inc.,
                               a Delaware corporation,
               Bank of America National Trust and Savings Association,
                                    as the Agent,
                                         and
                Bank of America National Trust and Savings Association
                                         and
                      Smith Barney Mortgage Capital Group, Inc.
                                as the initial Lenders
                                     May 5, 1997


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                                  TABLE OF CONTENTS
                                                                            PAGE

ARTICLE I     DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 1

              1.01      Defined Terms. . . . . . . . . . . . . . . . . . . . 1
              1.02      Other Definitional Provisions. . . . . . . . . . . .15
              1.03      Accounting Principles1 . . . . . . . . . . . . . . . 6

ARTICLE II    THE FACILITY . . . . . . . . . . . . . . . . . . . . . . . . .16

              2.01      Amounts and Terms of Commitments . . . . . . . . . .16
              2.02      Note . . . . . . . . . . . . . . . . . . . . . . . .16
              2.03      Procedures for Borrowings. . . . . . . . . . . . . .17
              2.04      Conversion and Continuation Elections. . . . . . . .19
              2.05      Optional Prepayments . . . . . . . . . . . . . . . .20
              2.06      Mandatory Prepayments of Loans . . . . . . . . . . .20
              2.07      Application of Proceeds. . . . . . . . . . . . . . .21
              2.08      Repayment. . . . . . . . . . . . . . . . . . . . . .21
              2.09      Interest . . . . . . . . . . . . . . . . . . . . . .21
              2.10      Fees . . . . . . . . . . . . . . . . . . . . . . . .22
              2.11      Computation of Fees and Interest . . . . . . . . . .22
              2.12      Payments by the Company. . . . . . . . . . . . . . .23
              2.13      Payments by the Lenders to the Agent . . . . . . . .23
              2.14      Sharing of Payments, Etc.. . . . . . . . . . . . . .24

ARTICLE III   TAXES, YIELD PROTECTION AND ILLEGALITY . . . . . . . . . . . .24

              3.01      Taxes. . . . . . . . . . . . . . . . . . . . . . . .24
              3.02      Illegality . . . . . . . . . . . . . . . . . . . . .27
              3.03      Increased Costs and Reduction of Return. . . . . . .28
              3.04      Funding Losses . . . . . . . . . . . . . . . . . . .28
              3.05      Inability to Determine Rates . . . . . . . . . . . .29
              3.06      Certificates of Lender . . . . . . . . . . . . . . .29
              3.07      Survival . . . . . . . . . . . . . . . . . . . . . .29



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ARTICLE IV    CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . .29

              4.01      Conditions of First Loan . . . . . . . . . . . . . .29
              4.02      Conditions to Each Loan, Continuation or Conversion.32



ARTICLE V     REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . .32

              5.01      Existence and Power. . . . . . . . . . . . . . . . .32
              5.02      Authorization; No Conflict . . . . . . . . . . . . .33
              5.03      Governmental Authorization . . . . . . . . . . . . .33
              5.04      Binding Effect . . . . . . . . . . . . . . . . . . .33
              5.05      Litigation . . . . . . . . . . . . . . . . . . . . .33
              5.06      Subsidiaries; Interests in Other Entities. . . . . .34
              5.07      Taxes. . . . . . . . . . . . . . . . . . . . . . . .34
              5.08      Employees. . . . . . . . . . . . . . . . . . . . . .34
              5.09      Collateral Documents . . . . . . . . . . . . . . . .34
              5.10      Regulated Entities . . . . . . . . . . . . . . . . .34
              5.11      Use of Proceeds. . . . . . . . . . . . . . . . . . .35
              5.13      No Default . . . . . . . . . . . . . . . . . . . . .35
              5.14      NHP. . . . . . . . . . . . . . . . . . . . . . . . .35
              5.15      Full Disclosure. . . . . . . . . . . . . . . . . . .35

ARTICLE VI    AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . .35

              6.01      Financial Information. . . . . . . . . . . . . . . .36
              6.02      Certificates; Other Information. . . . . . . . . . .36
              6.03      Notices. . . . . . . . . . . . . . . . . . . . . . .36
              6.04      Preservation of Existence, Etc.. . . . . . . . . . .37
              6.06      Payment of Obligations . . . . . . . . . . . . . . .37
              6.07      Compliance with Laws . . . . . . . . . . . . . . . .38
              6.08      Use of Proceeds. . . . . . . . . . . . . . . . . . .38
              6.09      Inspection of Property and Books and Records . . . .38
              6.10      Further Assurances . . . . . . . . . . . . . . . . .38
              6.11      Solvency . . . . . . . . . . . . . . . . . . . . . .39

ARTICLE VII   NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . . .39
              7.01      Liens. . . . . . . . . . . . . . . . . . . . . . . .39
              7.02      Indebtedness . . . . . . . . . . . . . . . . . . . .39
              7.03      Contingent Obligations . . . . . . . . . . . . . . .40
              7.04      Lease Obligations. . . . . . . . . . . . . . . . . .40
              7.05      Disposition of Properties. . . . . . . . . . . . . .40
              7.06      Consolidations and Mergers . . . . . . . . . . . . .40
              7.07      Liquidations; Issuances of Stock . . . . . . . . . .41


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              7.08      Changes in Business Investments. . . . . . . . . . .42
              7.09      Restricted Payments. . . . . . . . . . . . . . . . .42
              7.10      Transactions with Affiliates . . . . . . . . . . . .42

ARTICLE VIII  EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . . . .42

              8.01      Event of Default . . . . . . . . . . . . . . . . . .42
              8.02      Remedies . . . . . . . . . . . . . . . . . . . . . .44
              8.03      Rights Not Exclusive . . . . . . . . . . . . . . . .45
              8.04      Certain Requirements in Order to Pursue
                          the Guaranty . . . . . . . . . . . . . . . . . . .45

ARTICLE IX    THE AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . .45

              9.01      Appointment and Authorization. . . . . . . . . . . .45
              9.02      Delegation of Duties . . . . . . . . . . . . . . . .46
              9.03      Liability of Agent . . . . . . . . . . . . . . . . .46
              9.04      Reliance by Agent. . . . . . . . . . . . . . . . . .46
              9.05      Notice of Default. . . . . . . . . . . . . . . . . .47
              9.06      Credit Decision. . . . . . . . . . . . . . . . . . .47
              9.07      Indemnification. . . . . . . . . . . . . . . . . . .48
              9.08      Agent in Individual Capacity . . . . . . . . . . . .48
              9.09      Successor Agents . . . . . . . . . . . . . . . . . .49
              9.10      Collateral Matters . . . . . . . . . . . . . . . . .49

ARTICLE X     MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . .49

              10.01     Amendments and Waivers . . . . . . . . . . . . . . .49
              10.02     Notices. . . . . . . . . . . . . . . . . . . . . . .50
              10.03     No Waiver; Cumulative Remedies . . . . . . . . . . .51
              10.04     Costs and Expenses . . . . . . . . . . . . . . . . .51
              10.05     Indemnity. . . . . . . . . . . . . . . . . . . . . .52
              10.06     Marshalling; Payments Set Aside. . . . . . . . . . .52
              10.07     Successors and Assigns . . . . . . . . . . . . . . .52
              10.08     Assignments, Participations, etc.. . . . . . . . . .52
              10.09     Setoff . . . . . . . . . . . . . . . . . . . . . . .54
              10.10     Notification of Addresses, Lending Offices, etc. . .55
              10.11     Counterparts . . . . . . . . . . . . . . . . . . . .55
              10.12     Severability . . . . . . . . . . . . . . . . . . . .55
              10.13     No Third Parties Benefited . . . . . . . . . . . . .55
              10.14     Time . . . . . . . . . . . . . . . . . . . . . . . .55
              10.15     Governing Law. . . . . . . . . . . . . . . . . . . .55
              10.16     Waiver of Jury Trial . . . . . . . . . . . . . . . .55
              10.17     Arbitration. . . . . . . . . . . . . . . . . . . . .56
              10.18     Notice of Claims; Claims Bar . . . . . . . . . . . .56
              10.19     Entire Agreement . . . . . . . . . . . . . . . . . .57




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




              10.20     Interpretation . . . . . . . . . . . . . . . . . . .57
              10.21     Relationship . . . . . . . . . . . . . . . . . . . .57
              10.22     Consent to Jurisdiction and Service of Process . . .57


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
                                   CREDIT AGREEMENT

                              (Acquisition Sub Facility)

         This CREDIT AGREEMENT is entered into as of May 5, 1997, AIMCO/NHP HOLDINGS, INC., a Delaware corporation (the "Company"), the lenders from time to time party to this Agreement (the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), as one of the Lenders, SMITH BARNEY MORTGAGE CAPITAL GROUP, INC., as one of the Lenders, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent").

         IN CONSIDERATION OF the mutual agreements, provisions and covenants contained herein, the parties hereby agree as follows:

                                      ARTICLE I

                                     DEFINITIONS


         1.01 DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings set forth in the Operating Partnership Credit Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:

         "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Without limitation, any director, executive officer or beneficial owner of five percent (5%) or more of the equity of a Person shall, for the purposes of this Agreement, be deemed to control the other Person. In no event shall any Lender be deemed an "Affiliate" of the Company.

         "AGENT" means Bank of America National Trust and Savings Association, in its capacity as Agent, and any successor Agent appointed hereunder.

         "AGENT-RELATED PERSONS" has the meaning specified in Section 9.03.

         "AGGREGATE COMMITMENT" means the combined Commitments of the Lenders, in the amount of up to $76,000,000.

         "AGREEMENT" means this Credit Agreement, as amended, supplemented or modified from time to time.

         "AIMCO GROSS ASSET VALUE" shall have the meaning set forth in the REIT Guaranty Documents.

         "APPLICABLE LIBOR MARGIN", with respect to LIBOR Loans, shall mean
2.50%.

         "APPLICABLE MARGIN" means


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              (a)  with respect to Base Rate Loans, 1.0%; and

              (b)  with respect to LIBOR Loans, the Applicable LIBOR Margin.

         "ASSIGNEE" has the meaning specified in Section 10.08(a).

         "ASSIGNMENT AND ACCEPTANCE" has the meaning specified in Section 10.08(a).

         "ATTORNEY COSTS" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

         "BANKRUPTCY CODE" means the Federal Bankruptcy Reform Act of 1978 (12 U.S.C. Section 101, ET. SEQ.), as amended from time to time.

         "BASE RATE" means the higher of:

              (a) the annual rate of interest publicly announced from time to time by the Reference Lender as its "reference" rate. The "reference" rate is a rate set based upon various factors including the Reference Lender's costs and desired return, general economic conditions, and other factors, and is used as reference points for pricing some loans. Any change in the Base Rate shall take effect on the day specified in the public announcement of such change; or

              (b) one-half of one percent (0.5%) per annum above the latest Federal Funds Rate.

         "BASE RATE LOAN" means a Loan that bears interest based on the Base
Rate.

         "BOFA" means Bank of America National Trust and Savings Association, other than in its capacity as the Agent hereunder.

         "BORROWING NOTICE" means a notice given by the Company to the Agent pursuant to Section 2.03, in substantially the form of EXHIBIT A.

         "BRIDGE LOAN AGREEMENT" means that certain Amended and Restated Credit Agreement (Bridge Loan Facility) dated as of May 5, 1997, by and among the Operating Partnership, BofA as the agent and the lenders party thereto which provides, inter alia, that the lenders party thereto will make available to the Operating Partnership a credit facility in the amount of up to Twenty-Five Million Dollars ($25,000,000.00), as the same may be amended, supplemented, or modified from time to time.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial lenders are authorized or required by law to close in New York City or the city in which the Agent's office charged with administration of the Loans is located; except in cases in which it relates to any LIBOR Loan, in which cases "Business Day" means such a day on which dealings are carried on in the London dollar interbank market.

         "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central lender or other Governmental Authority having jurisdiction, or any other law, rule or regulation, whether or not having the force of law, regarding capital adequacy of any Lender or of any corporation controlling a Lender.

         "CAPITAL LEASE" means any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease.


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         "CAPITAL LEASE OBLIGATIONS" means, with respect to any Person, the amount at which such Person's obligations under Capital Leases are required to be carried on the balance sheet of such Person in accordance with GAAP.

         "CASH EQUIVALENTS" means:

         (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than six months from the date of acquisition;

         (b) certificates of deposit, time deposits, demand deposits, eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers' acceptances, having in each case a tenor of not more than three (3) months, issued by the Agent, or by any U.S. commercial bank (or any branch or agency of a non-U.S. bank licensed to conduct business in the U.S.) having combined capital and surplus of not less than $100,000,000 whose short-term securities are rated at least A-1 by S&P and P-1 by Moody's; PROVIDED, HOWEVER, such Investments may not be made in amounts with any bank that is owed Indebtedness in excess of $50,000 by the Company or in excess of $1,000,000, the REIT, the Operating Partnership or any Subsidiary (other than the Obligations) unless such bank waives in writing (in form and substance satisfactory to the Requisite Lenders) its right to set-off such Investment against such Indebtedness;

         (c) demand deposits on deposit in accounts maintained at commercial lenders having membership in the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder; and

         (d) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody's and in either case having a tenor of not more than three (3) months.

         "CLOSING DATE" means the date on which all conditions precedent set forth in Section 4.01 are satisfied or waived by all Lenders; said date shall occur no later than the earlier of (i) May 7, 1997 or (ii) the "Closing Date" under (and as such term is defined in) the Operating Partnership Credit Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

         "COLLATERAL" means all property interests, now owned or hereafter acquired, in or upon which a Lien now or hereafter exists in favor of the Agent on behalf of the Lenders hereunder or under the Collateral Documents.

         "COLLATERAL DOCUMENTS" means, collectively, (a) the Stock Pledge Agreements and all security agreements, and other similar agreements executed by the REIT and the Common Stockholders in favor of the Lenders or the Agent for the benefit of the Lenders as security for the REIT Guaranty Documents now or hereafter delivered to the Lenders or the Agent pursuant to or in connection with the transactions contemplated hereby, (b) all financing statements (or comparable documents) now or hereafter filed in accordance with the UCC (or comparable law) relating thereto, (c) any other documents executed in order to establish, perfect or protect any of the liens or security interests granted in any of the foregoing, and (d) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "COMMITMENT", with respect to each Lender, shall mean that Lender's Commitment as specified in SCHEDULE 1.01.


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

         "COMMITMENT EXPIRATION DATE" means (i) the date on which the Commitments of the Lenders hereunder have been terminated in accordance with the terms set forth herein; (ii) the date on which each Lender has funded the entire amount of its Commitment, (iii) the date on which the Company shall have acquired all of the NHP Stock pursuant to the NHP Stock Purchase Agreement;
(iv) any date on which the NHP Stock Purchase Agreement is terminated; or
(v) October 1, 1997.

         "COMMITMENT PERCENTAGE" means, as to any Lender, the percentage equivalent of such Lender's Commitment divided by the Aggregate Commitment.

         "COMMON STOCKHOLDERS" means Terry Considine and Peter K. Kompaniez.

         "CONTINGENT OBLIGATION" means, as to any Person, (a) any Guaranty Obligation of that Person, and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person, (i) in respect of any letter of credit or similar instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, (ii) as a partner or joint venturer in any partnership or joint venture, (iii) to purchase any materials, supplies or other Property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other Property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other Property is ever made or tendered, or such services are ever performed or tendered, or (iv) incurred pursuant to any Rate Contract. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof.

         "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, mortgage, deed of trust, indenture, or other instrument, document or agreement to which such Person is a party or by which it or any of its Property is bound.

         "DEFAULT" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied) constitute an Event of Default.

         "DISPOSITION" means the sale, lease, conveyance, transfer or other disposition of (whether in one or a series of transactions) any Property, including accounts and notes receivable (with or without recourse) and sale-leaseback transactions, but otherwise excluding Permitted Liens.

         "DOLLARS", "DOLLARS" and "$" each mean lawful money of the United
States.

         "DOMESTIC LENDING OFFICE" means, with respect to each Lender, the office of that Lender designated as such on the signature pages hereto or such other office of a Lender as it may from time to time specify in writing to the Company and the Agent.

         "ELIGIBLE ASSIGNEE" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such commercial bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD, and (c) any Lender Affiliate.


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


         "EVENT OF DEFAULT" means any of the events or circumstances specified in Section 8.01.

         "EXCHANGE ACT" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

         "EXCLUDED PROCEEDS" shall have the meaning set forth in the Guaranty.

         "FEDERAL FUNDS RATE" means, for any period, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three (3) leading brokers of Federal funds transactions in New York City selected by the Agent.

         "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System or any successor thereof.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "GP CORP" means AIMCO-GP, Inc., a Delaware corporation.

         "GUARANTOR EVENT OF DEFAULT" means an "Event of Default" (as such term is defined in the REIT Guaranty Documents).

         "GUARANTY OBLIGATION" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligation") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any Property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase securities, other Properties or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation,


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

or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

         "INDEBTEDNESS" of any Person means without duplication, (a) all indebtedness for borrowed money, (b) all obligations issued, undertaken or assumed as the deferred purchase price of Property or services, (c) all reimbursement obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments (in each case, to the extent material or non-contingent), (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of Properties, (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Properties acquired by the Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such properties), (f) all Capital Lease Obligations, (g) all net obligations with respect to Rate Contracts, (h) all obligations to purchase, redeem, or acquire any Stock of such Person or its Affiliates that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of any event or the passage of time would be, required to be redeemed or repurchased by such Person or its Affiliates, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due, before June 30, 2001, (i) all indebtedness referred to in clauses (a) through (h) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in Properties (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, and (j) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (h) above.

         "INDEMNIFIED LIABILITIES" has the meaning specified in Section 10.05.

         "INDEMNIFIED PERSON" has the meaning specified in Section 10.05.

         "INITIAL LOAN" shall mean the Loans made by all Lenders on the Closing Date in the aggregate amount of $72,600,000.00.

         "INSOLVENCY PROCEEDING" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case as undertaken under U.S. Federal, State or foreign law.

         "INTEREST PAYMENT DATE" means each of July 3, 1997 and October 3,
1997.

         "INTEREST PERIOD" means, with respect to any LIBOR Loan, the period commencing on the Business Day on which the Loan is disbursed or on the Pricing Conversion Date on which the Loan is continued as or converted to the LIBO Rate and ending on the date one (1), two (2) or three (3) months thereafter, as selected by the Company in its Borrowing Notice or Notice of Conversion/Continuation; PROVIDED that:

         (a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

         (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

         (c) no Interest Period for any Loan shall extend beyond the Maturity Date.

         "INTRA-COMPANY DEBT" means Indebtedness (whether book-entry or evidenced by a term, demand or other note or other instrument) owed by the Operating Partnership, the REIT or any of their respective Subsidiaries to any Subsidiary, and incurred or assumed for the purpose of capitalizing a Subsidiary of the REIT or the Operating Partnership. As of the date hereof, Intra-Company Debt includes the Indebtedness listed in SCHEDULE 1.01C attached to the Operating Partnership Credit Agreement and Indebtedness of the Subsidiaries under the promissory notes of Subsidiaries assigned to the Operating Partnership and described on SCHEDULE 7.02 attached to the Operating Partnership Credit Agreement.

         "INVESTMENT" means (a) any purchase or acquisition of any capital stock, equity interest, asset, obligation or other security of or any interest in, any Person, (b) any advance, loan, extension of credit or capital contribution to any Person, (c) any purchase, lease, or other acquisition of Property for investment purposes or for the purpose of resale or leasing to another Person, and (d) any contingent or other agreement to do any of the foregoing.

         "IRS" means the Internal Revenue Service or any agency successor thereto.

         "KNOWLEDGE OF THE COMPANY" means the actual knowledge (after reasonable inquiry) of any of the officers of the Company, the Operating Partnership or the REIT and each other Person with executive responsibility for any aspect of the Company's, the Operating Partnership's or the REIT's business.

         "LENDER" means each of the lenders party to this Agreement, and includes BofA in its individual capacity.

         "LENDER AFFILIATE" means a Person that is engaged primarily in the business of commercial lending and is a Subsidiary of a Lender or of a Person of which a Lender is a Subsidiary.

         "LENDING OFFICE" means, with respect to any Lender, the office or offices of the Lender specified as its "Lending Office" opposite its name on the signature pages hereto, or such other office or offices of the Lender as it may from time to time specify in writing to the Company and the Agent.

         "LIBO RATE" means, for each Interest Period for any LIBOR Loan, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:



                 LIBO Rate =            LIBOR
                              -------------------------
                                         ---
                              1.00 - Reserve Percentage

         Where,
              (i) "LIBOR" means the per annum rate of interest, rounded upward, if necessary, to the nearest 1/16th of one percent (0.0625%), at which the Reference Lender's London branch, London, England, would offer U.S. dollar deposits in amounts and for periods comparable to those of the applicable LIBOR Loan and Interest Period to major banks in the London U.S. dollar inter-bank market at approximately 11:00 a.m., London time, on the first Business Day after the Borrowing Notice or Notice of Conversion/Continuation for such LIBOR Loan is delivered to the Agent; and

              (ii) "RESERVE PERCENTAGE" means the total of the maximum reserve percentages from time to time for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve Board Regulation D, whether or not applicable to any Lender. The Reserve Percentage shall be expressed in decimal form and rounded upward, if necessary, to the nearest 1/100th of one percent, and shall include marginal, emergency, supplemental, special and other reserve percentages.

         "LIBOR LOAN" means a Loan that bears interest based on the LIBO Rate.

         "LIEN" means any mortgage, deed of trust, security agreement, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing.

         "LOAN" has the meaning specified in Section 2.01(a).

         "LOAN DOCUMENTS" means this Agreement, the Note, the Collateral Documents, the REIT Guaranty Documents, and all other documents delivered to the Agent or the Lenders in connection therewith.

         "MANAGEMENT ENTITY" shall mean each of the following Persons and any successor thereto which conducts the management business described in the SEC Report, as well as any Subsidiary of the Operating Partnership or the REIT which is engaged in the business of managing multi-family apartment projects or other real estate projects: Property Asset Management Services, L.P., a Delaware limited partnership, Property Asset Management Services, Inc., a Delaware corporation, Property Asset Management Services-CA, LLC, a California limited liability company; each of the "Service LLC's" referred to in the SEC Report; and any Subsidiary formed to conduct the management business currently conducted by NHP.

         "MATERIAL ADVERSE EFFECT" means either: (a) in the case of the Company, a material adverse change in, or a material adverse effect upon, any of
(i) the assets, operations, business, condition (financial or otherwise), or prospects of the Company, or (ii) the ability of the Company to perform under any Loan Document and avoid any Event of Default (other than, in either such case, resulting from the sale or pledge of the NHP Stock or any change in the market value thereof); (b) in the case of the Operating Partnership, the REIT and their respective Subsidiaries, a material adverse change in, or a material adverse effect upon, any of (i) the assets, operations, business, condition (financial or otherwise), or prospects of the Operating Partnership, the REIT and their respective Subsidiaries, taken as a whole, (ii) the ability of the Operating Partnership, the REIT and their respective Subsidiaries party thereto to perform under any Loan Document and avoid any Event of Default, or (iii) the ability of the Operating Partnership, the REIT and their respective Subsidiaries party thereto to perform under the REIT Guaranty Documents; or (c) a material adverse effect upon the ability to consummate the transactions under the NHP Merger Agreement.

         "MATURITY DATE" shall mean the Scheduled Maturity Date, subject to earlier acceleration as provided herein.

         "MAXIMUM DISBURSEMENT AMOUNT" shall mean, in relation to any requested Subsequent Loan, an amount (rounded down to the nearest $100,000 in the case of the first Subsequent Loan, and rounded up to the nearest $100,000 in the case of the second Subsequent Loan) equal to the lesser of (i) 55.8824% of the purchase price (at not more than $20.00 per share) payable under the NHP Stock Purchase Agreement for the shares of NHP Stock proposed to be acquired in part with the proceeds of such Subsequent Loan, (ii) the cash portion proposed to be paid by the Company of the purchase price for such shares of NHP Stock payable pursuant to the NHP Stock Purchase Agreement (the amount of which cash portion shall be calculated based upon a valuation of the portion of the purchase price payable for such shares of NHP Stock in the form of Stock of the REIT at the greater of $26.75 per share or the fair market value thereof, as determined in good faith by the Company, at the time of such payment) and (iii) the remaining unfunded Aggregate Commitment of the Lenders.

         "MERGER SUB" means AIMCO/NHP Acquisition Corp., a Delaware corporation.

         "MOODY'S" shall mean Moody's Investors Service, a Delaware corporation, and its successors and assigns.

         "NET ISSUANCE PROCEEDS" shall have the meaning set forth in the REIT Guaranty Documents.

         "NET SALE PROCEEDS" shall have the meaning set forth in the REIT Guaranty Documents.

         "NHP" means NHP, Incorporated, a Delaware corporation.

         "NHP COMBINATION DATE" means the date on which the Company, the REIT, any of their Subsidiaries shall have acquired one hundred percent (100%) of the common stock of NHP or shall have consummated a merger with NHP, whichever is the earlier.

         "NHP MERGER AGREEMENT" means that certain Agreement and Plan of Merger, dated April 21, 1997, entered into among the REIT, the Merger Sub and NHP.

         "NHP STOCK" means the shares of stock in NHP owned by the Company from time to time.

         "NHP STOCK PURCHASE AGREEMENT" means that certain Stock Purchase Agreement dated as of April 16, 1997, among the REIT and the NHP Shareholders.

         "NHP-RELATED REAL ESTATE ACQUISITION AGREEMENT" means the Real Estate Acquisition Agreement to be entered into among the NHP Shareholders and Phemus Corporation, as the sellers, the Operating Partnership and the REIT.

         "NHP REVOLVING CREDIT AGREEMENT" means that certain Revolving Credit Agreement, dated as of August 18, 1995, among NHP and its subsidiaries, The First National Bank of Boston, as Lead Agent, and Fleet Bank of Massachusetts, National Association, and Morgan Guaranty Trust Company of New York, as Co-Agents, as amended by that certain First Amendment thereto, dated as of November 10, 1995, that certain Consent and Amendment Agreement, dated as of March 27, 1996, and that certain Amendment No. 2 thereto, dated as of February 11, 1997.

         "NHP SHAREHOLDERS" means Demeter Holdings Corporation and Capricorn Investors, L.P.

         "NOTE" means a promissory note of the Company payable to the order of a Lender in substantially the form of EXHIBIT B, evidencing the aggregate indebtedness of the Company to such Lender resulting from Loans made by such Lender.

         "NOTICE OF CONVERSION/CONTINUATION" means a notice given by the Company to the Agent pursuant to Section 2.04, in substantially the form of EXHIBIT C.

         "NOTICE OF LIEN" means any "notice of lien" or similar document intended to be filed or recorded with any court, registry, recorder's office, central filing office or other Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

         "OBLIGATIONS" means all Loans, and other Indebtedness, advances, debts, liabilities, obligations, covenants and duties owed by the Company, the REIT, the Operating Partnership or any of their respective Subsidiaries to the Agent, any Lender, or any other Person required to be indemnified under any Loan Document, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement or under any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.

         "OPERATING PARTNERSHIP" means AIMCO Properties, L.P., a Delaware limited partnership

         "OPERATING PARTNERSHIP CREDIT AGREEMENT" means that certain Amended and Restated Credit Agreement (Secured Revolver-to-Term Facility) dated as of May 5, 1997, by and among the Operating Partnership, BofA as the agent and a lender and the other lenders named therein, as the same may be amended, supplemented, or modified from time to time.

         "ORDINARY COURSE OF BUSINESS" means, in respect of any transaction involving a Person, the ordinary course of such Person's business, substantially as intended to be conducted by any such Person as of the Closing Date (which, in the case of the REIT, shall be as reflected in the SEC Report), and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Contractual Obligation of such Person.

         "ORGANIZATIONAL DOCUMENTS" means: (a) for any corporation, the certificate or articles of incorporation, the bylaws, any supplementary articles, certificate of determination or instrument relating to the rights of preferred shareholders, and all duly adopted resolutions of the board of directors (or any committee thereof) of such corporation; (b) for any partnership, the partnership agreement, the certificate and/or statement of partnership and all duly adopted authorizations of the partners thereof; (c) for any limited liability company, the articles of organization and operating agreement therefor and duly adopted authorizations or resolutions of the members thereof; and (d) for any trust, the declaration or agreement of trust.

         "OTHER TAXES" has the meaning specified in Section 3.01(b).

         "OUTSTANDING AMOUNT" means the aggregate principal amount of all outstanding Loans from time to time.

         "PARTICIPANT" has the meaning specified in Section 10.08(d).

         "PAYMENT OFFICE" means the address for payments set forth on the signature page hereto in relation to the Agent or such other address as the Agent may from time to time specify in accordance with Section 10.02.

         "PERSON" means an individual, partnership, corporation, business trust, joint stock company, trust, limited liability company, unincorporated association, joint venture or governmental authority.

         "PROPERTY" means any estate or interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

         "REFERENCE LENDER" means BofA.

         "REIT" means Apartment Investment and Management Company, a Maryland corporation.

         "REIT GUARANTY DOCUMENTS" shall mean a guaranty of the Obligations, in the form of EXHIBIT D attached hereto, and such other documents relating to such guaranty as the Agent may require, duly executed by the REIT and the Operating Partnership and together with all Collateral Documents.

         "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its Property or to which the Person or any of its Property is subject.

         "REQUISITE LENDERS" means, as of any date of determination, (a) if there is only one Lender hereunder having a minimum Commitment of $5,000,000, that Lender, and (b) if there are two (2) or more Lenders hereunder each having a minimum Commitment of $5,000,000, then two (2) or more Lenders (for purposes of counting Lenders, BofA and all affiliates of BofA collectively count as one Lender, and in order to qualify as one of the two (2) necessary Lenders, a Lender must hold a minimum Commitment of $5,000,000), holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding balance of the Loans, or, if there are no Loans outstanding, having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Commitment.

         "RESPONSIBLE OFFICER" means, in relation to the REIT, the Chief Executive Officer or the Vice Chairman of the REIT, and, in relation to the Operating Partnership, the Chief Executive Officer or any Vice President of the general partner of the Operating Partnership, in its capacity as the general partner of the Company, and/or any other officer of the REIT or the general partner of the Operating Partnership having substantially the same authority and responsibility, or, with respect to financial matters, the Chief Financial Officer or the Treasurer of the REIT or the general partner, respectively, or any other officer having substantially the same authority and responsibility; and in relation to the Company means the president, vice president, treasurer or chief financial officer.

         "S&P" shall mean Standard & Poor's Ratings Group and its successors and assigns.

         "SBI" shall mean Smith Barney Mortgage Capital Group, Inc.

         "SCHEDULED MATURITY DATE" means the earlier of: (a) six months after the Closing Date or (b) ten (10) days after the NHP Combination Date.

         "SEC" means the Securities and Exchange Commission, or any successor thereto.

         "SEC REPORT" means the Annual Report of the REIT on Form 10-K filed with the SEC for the year ending December 31, 1996.

         "SOLVENT" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in the alternative, for purposes of the Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "STOCK" means all shares, options, warrants, interests, participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, perpetual preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

         "STOCK PLEDGE AGREEMENT" means a stock pledge agreement in substantially the form of EXHIBIT E, duly executed and delivered by the REIT and the Common Stockholders and pledging their interests in the Company as security for the REIT Guaranty Documents.

         "SUBSIDIARY" of a Person means any corporation, association, partnership, joint venture, trust or other business entity of which more than fifty percent (50%) of the Stock or other equity or beneficial interests (in the case of Persons other than corporations) is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof (regardless of whether such Stock or other interests are entitled to voting rights).

         "SUBSEQUENT LOAN" means any Loan made subsequent to the Initial Loans.

         "TAXES" has the meaning specified in Section 3.01(a).

         "UCC" means the Uniform Commercial Code as in effect in any relevant jurisdiction.

         "UNITED STATES" and "U.S." each mean the United States of America.

         "UNITS" shall mean the units of limited partnership interest in the Operating Partnership issued and outstanding from time to time.

         1.02 OTHER DEFINITIONAL PROVISIONS

         (a) DEFINED TERMS. Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein but defined in the UCC shall have the meanings set forth therein.

         (b) THE AGREEMENT. The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and section, schedule and exhibit references are to this Agreement unless otherwise specified.

         (c)  CERTAIN COMMON TERMS.

              (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

              (ii) The term "including" is not limiting and means "including without limitation."

         (iii) The term "ratably" means, at any time that Loans may be outstanding, in accordance with the amount of the outstanding Loans of the respective Lenders; and, at any time that no Loans are outstanding, in accordance with the outstanding Commitments of the respective Lenders.

         (d) PERFORMANCE; TIME. Whenever any performance obligation hereunder (other than a payment obligation) is stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including". If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

         (e) CONTRACTS. Unless otherwise expressly provided herein, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

         (f) LAWS. References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

         (g) CAPTIONS. The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         (h) INDEPENDENCE OF PROVISIONS. The parties acknowledge that this Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement.

         1.03 ACCOUNTING PRINCIPLES

         (a) GAAP. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

         (b) FISCAL YEAR; QUARTER. References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

                                      ARTICLE II

                                     THE FACILITY

         2.01 AMOUNTS AND TERMS OF COMMITMENTS

         (a) THE LOANS. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make loans to the Company (each such loan, a "Loan") from time to time on any Business Day during the period from the Closing Date to the Commitment Expiration Date, in an aggregate amount not to exceed at any time the amount set forth opposite such Lender's name in SCHEDULE
2.01 (such amount as the same may be reduced or increased as a result of one or more assignments pursuant to Section 10.08, such Lender's "Commitment").

         (b) USAGE. The Company shall use the proceeds of the Loans to pay the cash portion of the acquisition price for the NHP Stock payable under the NHP Stock Purchase Agreement and for no other purpose.

         2.02 NOTE. The Loan made by each Lender shall be evidenced by a Note dated the Closing Date payable to the order of that Lender in an amount equal to its Commitment.

         2.03 PROCEDURES FOR BORROWINGS

         (a)  INITIAL LOANS.

              (i) BORROWING NOTICE. The Initial Loans shall be made upon the irrevocable written notice (including notice via facsimile confirmed immediately by a telephone call) of the Company in the form of a Borrowing Notice delivered to each Lender, subject to the following:

                   (A) DESIGNATION OF INTEREST RATE. The Initial Loans shall be made as Base Rate Loans. On the Closing Date the Company shall deliver to the Agent a Notice of Conversion/Continuation requesting the conversion of the entire amount of such Loans to a LIBOR Loan as of a date no later than the fourth (4th) Business Day after the date such Loan is disbursed.

                   (B) TIMING OF NOTICE. The Borrowing Notice for the Initial Loans shall be submitted to and received by each Lender prior to 12:00 noon (California time) on the specified borrowing date.

              (ii) FUNDING OF COMMITMENT. Each Lender shall directly fund in accordance with the Company's written instructions its Commitment Percentage of the Initial Loans described in the initial Borrowing Notice on the borrowing date specified therein by wire transfer of immediately available funds. The Agent is not responsible for the receipt of funds transferred by SBI, and is authorized to assume that SBI has funded on the same date as BofA funds an amount equal to the funds advanced by BofA.

         (b)  SUBSEQUENT LOANS.

              (i) BORROWING NOTICE FOR A SUBSEQUENT LOAN. Each Subsequent Loan shall be made upon the irrevocable written notice (including notice via facsimile confirmed immediately by a telephone call) of the Company in the form of a Borrowing Notice for a Subsequent Loan, as follows:

    (A) DESIGNATION OF INTEREST RATE. The Company shall have the right to elect that a Subsequent Loan be made as a LIBOR Loan or a Base Rate Loan; PROVIDED that after giving effect to such Subsequent Loan there shall not be more than three (3) different LIBOR Loans outstanding; and provided further that, except as otherwise provided in Section 2.04(a), if the Company elects that a Subsequent Loan be made as a Base Rate Loan, on the date such Loan is disbursed, Company shall deliver to the Agent a Notice of Conversion/Continuation requesting the conversion of the entire amount of such Loans to a LIBOR Loan as of a date no later than the fourth (4th) Business Day after the date such Loan is disbursed.

    (B) TIMING OF NOTICE. Each Borrowing Notice for a Subsequent Loan shall be submitted to and received by the Agent prior to 9:00 a.m. (California time) (A) at least three (3) Business Days prior to the specified borrowing date, in the case of LIBOR Loans; and (B) at least one (1) Business Day prior to the specified borrowing date, in the case of Base Rate Loans.

    (C) CONTENTS OF NOTICE. Each Borrowing Notice for a Subsequent Loan shall set forth the following information with respect to the Subsequent Loan subject thereto:

    (I)  a single, specific borrowing date, which shall be a Business Day;

    (II) a single, exact amount for the Subsequent Loan, which for any LIBOR Loan, shall be in an aggregate minimum principal amount of $1,000,000 or any multiple of $100,000 in excess thereof (except for the final disbursement);

    (III) whether the Subsequent Loan is to be made as a LIBOR Loan or a Base Rate Loan;

    (IV) if the Subsequent Loan is to be made as a LIBOR Loan, the applicable Interest Period. If a Borrowing Notice for a Subsequent Loan shall fail to specify the applicable Interest Period for any LIBOR Loan requested, the Agent is hereby irrevocably instructed and authorized by the Company and the Lenders that the applicable Interest Period shall be thirty (30) days; and

    (V) a calculation of the Maximum Disbursement Amount relating to the NHP Stock to be acquired with the requested Subsequent Loan.

              (ii) NOTICE TO LENDERS. Upon receipt of a Borrowing Notice for a Subsequent Loan conforming with the terms of Section 2.03(b), the Agent shall promptly notify each Lender thereof and of the amount of such Lender's Commitment Percentage of the Subsequent Loan described therein.

              (iii) FUNDING OF COMMITMENT. Each Lender shall make the amount of its Commitment Percentage of the Subsequent Loan described in any Borrowing Notice for a Subsequent Loan available to the Agent for the account of the Company at the Payment Office by 9:00 a.m. (California time) on the borrowing date specified therein in funds immediately available to the Agent; provided, that in no event shall the amount funded by any Lender exceed the Maximum Disbursement Amount for the requested Subsequent Loan. Unless any applicable condition specified in Article IV has not been satisfied, such funds shall then be made available to the Company by the Agent at such office by crediting the account of the Company with the aggregate of the amounts made available to the Agent by the Lenders (in like funds as received by the Agent).

              (iv) FREQUENCY OF BORROWINGS. No more than two (2) Borrowing Notices for Subsequent Loans may be given. No Subsequent Loan shall be requested or disbursed subsequent to the Commitment Expiration Date. Amounts prepaid may not be reborrowed.

         2.04 CONVERSION AND CONTINUATION ELECTIONS.

         (a) NOTICE OF CONVERSION/CONTINUATION. Each conversion or continuation of an outstanding Loan shall be made upon the irrevocable written notice (including notice via facsimile confirmed immediately by a telephone call) of the Company in the form of a Notice of Conversion/Continuation, as follows:

              (i) DESIGNATION OF INTEREST RATE. The Company shall have the right to make the following elections with respect to the conversion or continuation of any outstanding Loan:

                   (A) to convert, on any Business Day, any Base Rate Loan, in a minimum principal amount of $1,000,000 or an integral multiple of $100,000 in excess thereof, into a LIBOR Loan; or

                   (B) to continue, on the last day of any Interest Period with respect to a LIBOR Loan (or, on any other day of any Interest Period, upon payment of any loss or expense incurred or sustained by any Lender with respect to the early termination of such LIBOR Loan prior to the last day of the Interest Period as provided in Section 3.04), such LIBOR Loan (or any part thereof in a minimum principal amount of $1,000,000 or an integral multiple of $100,000 in excess thereof) for a subsequent Interest Period;

PROVIDED, that unless the Agent shall otherwise agree in writing, the Company may not elect to have any outstanding LIBOR Loan or Base Rate Loan (or any portion thereof) continued as or converted into a LIBOR Loan if (A) a Default or Event of Default shall exist, (B) after giving effect to such continuation or conversion there shall be more (i) than three (3) different LIBOR Loans outstanding or (ii) the aggregate outstanding principal amount of all LIBOR Loans shall have been reduced, by payment or prepayment, to less than $1,000,000.

              (ii) TIMING OF NOTICE. Each Notice of Conversion/Continuation shall be submitted to and received by the Agent prior to 9:00 a.m. (California time) at least three (3) Business Days prior to the date on which the requested conversion or continuation is to become effective.

                   (A) the date on which the requested conversion or continuation is to become effective, which shall be a Business Day;

                   (B)  the amount of the Loan to be converted or continued;
and

                   (C) the applicable Interest Period for the LIBOR Loan into which such Loan is to be converted or which is to be continued.

         (b)  AUTOMATIC CONVERSIONS.

              (i) Except as provided in Sections 2.04 (b)(ii), 3.02 and 3.05, any outstanding LIBOR Loan shall, effective on the last day of the applicable Interest Period for such Loan, automatically convert to a LIBOR Loan having a one month Interest Period, unless the Company shall have delivered to the Agent at least three (3) Business Days prior to the last day of the Interest Period for such outstanding LIBOR Loan a Notice of Conversion/ Continuation requesting the conversion of such Loan to a LIBOR Loan having a longer Interest Period. In the event of any such automatic conversion, the Company shall be deemed to have delivered to the Agent a Notice of Conversion/Continuation requesting such Loan for such thirty (30) day Interest Period, and the Company hereby releases the Agent and the Lenders from any claims or liabilities as a result of their reliance upon such instructions.

              (ii) Any outstanding LIBOR Loan shall automatically convert to a Base Rate Loan, effective on the last day of the applicable Interest Period, if as of such date:

                  (A) DEFAULT; EVENT OF DEFAULT. A Default or Event of Default shall exist; or

                  (B) FAILURE TO MAINTAIN MINIMUM LOANS. If the aggregate outstanding principal amount of LIBOR Loans having the same Interest Period shall have been reduced, by payment, prepayment, or partial conversion to be less than $1,000,000.

         (c) NOTICE TO LENDERS. Upon receipt of a Notice of Conversion/Continuation conforming with the terms of Section 2.04(a), or an automatic conversion pursuant to Section 2.04(b), the Agent shall promptly notify each Lender thereof. All conversions and continuations shall be made pro rata according to the respective outstanding principal amounts of the Loans converted or continued.

         2.05 OPTIONAL PREPAYMENTS. Subject to Section 3.04, the Company may, at any time and from time to time, ratably prepay Loans in whole or in part, in an aggregate minimum amount of $1,000,000 or an integral multiple of $100,000 in excess thereof.

         2.06 MANDATORY PREPAYMENTS OF LOANS.

         (a) On July 3, 1997, the Company shall prepay the Loan in an amount equal to the lesser of (i) 4.75% of the increase in AIMCO Gross Asset Value, if any, from March 31, 1997 to June 30, 1997 (other than any increase resulting from Excluded Proceeds or the consummation of the acquisition by the Company of the NHP Stock and the formation of the Company) or (ii) the sum of the Net Issuance Proceeds plus Net Sale Proceeds (other than Excluded
Proceeds) received during such period.          (b)   On October 3, 1997, the
Company shall prepay the Loan in an amount equal to (i) the lesser of (A) 4.75% of the increase in AIMCO Gross Asset Value, if any, from March 31, 1997 to September 30, 1997 (other than any increase resulting from Excluded Proceeds or the consummation of the acquisition by the Company of the NHP Stock and the formation of the Company) or (B) the sum of the Net Issuance Proceeds plus Net Sale

Proceeds (other than Excluded Proceeds) received during such period minus (ii) the amount of any prepayment under Section 2.06 (a) above.

         2.07 APPLICATION OF PROCEEDS. Unless otherwise instructed by the Company, any prepayments pursuant to Section 2.05 or Section 2.06 made (i) on a day other than the last day of an Interest Period for any Loan shall be applied first to any Base Rate Loans then outstanding and then to any LIBOR Loans then outstanding, in the inverse order of such LIBOR Loans' stated maturities and (ii) on the last day of an Interest Period for any LIBOR Loan shall be applied first to such maturing LIBOR Loan, then to any Base Rate Loans outstanding, and then to any other LIBOR Loans then outstanding, in the inverse order of such LIBOR Loans' stated maturities.

         2.08 REPAYMENT. Subject to Section 2.06, the Company shall repay all Obligations on the Maturity Date.

         2.09 INTEREST.

         (a) RATES. Subject to Section 2.09(c), each Loan shall bear interest on the outstanding principal amount thereof from the date such Loan is made until the date such Loan becomes due, at a rate per annum equal to the LIBO Rate or the Base Rate, as the case may be, PLUS the Applicable Margin.

         (b) PAYMENT DATES. Interest on each Loan shall be payable in arrears on each Interest Payment Date and the Maturity Date. Interest shall also be payable on the date of any prepayment of Loans pursuant to Section
2.05 or Section 2.06 for the portion of the Loans so prepaid. During the existence of any Event of Default, interest shall be payable on demand.

         (c) DEFAULT RATES. While any Event of Default exists or after acceleration and during the continuation thereof, the Company shall pay interest on all outstanding Obligations at a rate per annum which is determined by increasing the Applicable Margin by three percent (3%) per annum; PROVIDED, HOWEVER, that, on and after the expiration of the Interest Period applicable to any LIBOR Loan outstanding on the date of occurrence of such Event of Default or acceleration, the outstanding Obligations shall, during the continuation of such Event of Default or after acceleration, bear interest at a fluctuating rate per annum equal to the Base Rate plus the Applicable Margin plus three percent (3%); and provided further, that in the event the Obligations remain unpaid after the Scheduled Maturity Date, the Company shall pay interest on all outstanding Obligations at a rate per annum which is determined by increasing the Applicable Margin by three and one-half percent (3.50%) per annum (at all times during the first three months after the Scheduled Maturity Date) and by five and one-half percent (5.50%) per annum (at all times after the first three months after the Scheduled Maturity
Date) until all Obligations are paid in full. The increased rates applicable under this Section shall apply after as well as before judgment to the extent permitted by law.

         (d) LIMITATIONS FOR APPLICABLE LAW. Anything herein to the contrary notwithstanding, payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payments by the respective Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Lender, and in such event the Company shall pay such Lender interest at the highest rate permitted by applicable law.

         2.10 FEES.

         (a) FACILITY FEES. Upon the due execution and delivery of this Agreement by the Company, the Agent and each of the Lenders which are the initial Lenders party to this Agreement, the Company shall pay to the Agent for the account of each Lender ratably an amount equal to 1.50% of the Aggregate Commitment of the initial Lenders as a facility fee.

         (b) ADDITIONAL FACILITY FEES. On the Scheduled Maturity Date, if the Loans have not been paid in full on or prior to such date, the Company shall pay to the Agent for the account of each Lender ratably an amount equal to 2.00% of the Outstanding Amount on such date as an additional facility fee. On the date which is three months after the Scheduled Maturity Date, if the Loans have not been paid in full on or prior to such date, the Company shall pay to the Agent for the account of each Lender ratably an amount equal to an additional 2.00% of the Outstanding Amount on such date as an additional facility fee. Nothing contained herein shall be deemed to extend the Maturity Date.

         2.11 COMPUTATION OF FEES AND INTEREST.

         (a) COMPUTATION PERIOD. All computations of fees and interest under this Agreement shall be made on the basis of a 360-day year and actual days elapsed, except that interest on Base Rate Loans shall be computed on the basis of a 365/366 day year and actual days elapsed. Interest and fees shall accrue during each period for which interest or fees are computed from the first day thereof to the last day thereof.

         (b) NOTICE. The Agent shall, with reasonable promptness, notify the Company and the Lenders of each determination of a LIBO Rate, PROVIDED that no failure to do so shall relieve the Company of any obligation hereunder. Any change in the interest rate on a Loan resulting from a change in the Reserve Percentage (as defined in the definition of "LIBO Rate") shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall with reasonable promptness notify the Company and the Lenders of the effective date and the amount of each such change, PROVIDED that no failure to do so shall relieve the Company of any obligation hereunder. Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Lenders in the absence of manifest error.

         (c) DETAIL OF CALCULATION. The Agent shall, at the request of the Company or any Lender, deliver to the Company or such Lender, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate.

         2.12 PAYMENTS BY THE COMPANY.

         (a) TERMS OF PAYMENTS. All payments (including prepayments) to be made by the Company on account of principal, interest, fees and other amounts required hereunder shall be made without setoff or counterclaim and shall, except as otherwise expressly provided herein, be made to the Agent for the ratable account of the Lenders at the Payment Office, in dollars and in immediately available funds, no later than 9:00 a.m. (California time) on the date specified herein. The Agent shall promptly distribute to each Lender such Lender's Commitment Percentage (or other applicable share as expressly provided herein) of such principal, interest, fees or other amounts (in like funds as received). Any payment which is received by the Agent later than 9:00 a.m. (California time) shall be deemed to have been received on the immediately succeeding Business Day, and any applicable interest or fee shall continue to accrue.

         (b) BUSINESS DAYS. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be; subject to the provisions set forth in the definition of "Interest Period."

         (c) RELIANCE OF AGENT ON PAYMENTS BY THE COMPANY. Unless the Agent shall have received notice from the Company prior to the date on which any payment is due to the Lenders hereunder that the Company will not make such payment in full, the Agent may assume that the Company has made such payment in full to the Agent on such date, and the Agent may (but shall not be required to), in reliance upon such assumption, cause to be distributed to each Lender on such due date the amount then due such Lender. If and to the extent the Company shall not have made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate as in effect for each such day.

         2.13 PAYMENTS BY THE LENDERS TO THE AGENT.

         (a) RELIANCE OF AGENT ON PAYMENTS BY THE LENDERS. Unless the Agent shall have received notice from a Lender on the Closing Date that such Lender will not make available to the Agent for the account of the Company the amount of that Lender's Commitment Percentage of the Loan to be funded on such date, the Agent may assume that each Lender has made such amount available to the Agent on the borrowing date, and the Agent may (but shall not be required to), in reliance upon such assumption, make available to the Company a corresponding amount on such date. If and to the extent any Lender shall not have made its full amount available to the Agent and the Agent in such circumstances has made available to the Company such amount, that Lender shall on the next Business Day following the date of such borrowing make such amount available to the Agent, together with interest at the Federal Funds Rate for and determined as of each day during such period. A certificate of the Agent submitted to any Lender with respect to amounts owing under this
Section 2.13(a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan (as of the date of the borrowing) for all purposes of this Agreement. If such amount is not made available to the Agent on the next Business Day following the borrowing date, the Agent shall notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such borrowing, and the Company may exercise any rights and remedies it may have against the Lender that so failed to fund.

         (b) OBLIGATIONS OF AGENT; LENDER. The failure of any Lender to make any Loan on any date of borrowing shall not relieve any other Lender of any obligation hereunder to make a Loan on the date of such borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any borrowing.

         2.14 SHARING OF PAYMENTS, ETC. If, other than as expressly contemplated elsewhere herein, any Lender shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through exercise of any right of setoff, or otherwise) in excess of its Commitment Percentage of payments on account of the Loans obtained by all the Lenders, such Lender shall forthwith (a) notify the Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid thereto together with a percentage (calculated by dividing (i) the amount of such paying Lender's required repayment by (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.14 may, to the fullest extent permitted by law, exercise all of such purchasing Lender's rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such purchasing Lender were the direct creditor of the Company in the amount of such participation. The Agent shall keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section 2.14 and shall in each case notify the Lenders following any such purchases.

                                     ARTICLE III

                        TAXES, YIELD PROTECTION AND ILLEGALITY

         3.01 TAXES.

         (a) Subject to Section 3.01(g), any and all payments by the Company to the Agent or the Lenders under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding such taxes (including income taxes or franchise taxes) as are imposed on or measured by the recipient's net income by the jurisdiction under the laws of which the recipient is organized or maintains a Lending Office, or otherwise does business, or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

         (b) In addition, the Company shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, recordation or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

         (c) The Company shall indemnify and hold harmless the Agent and each Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 3.01) paid by the Agent or such Lender and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days from the date the Agent or any Lender makes written demand therefor.

         (d) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to the Agent or any Lender, then, subject to Section 3.01(g):

              (i) the sum payable shall be increased as necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the Agent or such Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

              (ii)  the Company shall make such deductions; and

              (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (e) Within 30 days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

         (f) Each Lender which is a foreign Person (i.e., a Person other than a United States Person for United States Federal income tax purposes) agrees that:

              (i) such Lender shall, no later than the Closing Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 10.08 after the Closing Date, the date upon which such Lender becomes a party hereto), deliver to the Company through the Agent two (2) accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), or two (2) accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

              (ii) if at any time such Lender makes any changes necessitating a new form, such Lender shall with reasonable promptness deliver to the Company through the Agent in replacement for, or in addition to, the forms previously delivered by such Lender hereunder, two (2) accurate and complete signed originals of Form 4224, or two (2) accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

              (iii) such Lender shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a change in or renewal of the most recent Form 4224 or Form 1001 previously delivered by such Lender, deliver to the Company through the Agent two (2) accurate and complete original signed copies of Form 4224 or Form 1001, as appropriate, in replacement of the forms previously delivered by such Lender; and

              (iv) such Lender shall, promptly upon the Company's reasonable request to that effect, deliver to the Company such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

         (g) The Company shall not be required to pay any additional amounts in respect of United States Federal or state income tax pursuant to Section 3.01(d) to any Lender or any duly appointed assignee for the account of any Lending Office of such Lender or assignee:

              (i) if the obligation to pay such additional amounts arises as a result of a failure by such Lender or assignee to comply with its obligations under Section 3.01(f) in respect of such Lending Office;

              (ii) if such Lender or assignee shall have delivered to the Company a Form 4224 in respect of such Lending Office pursuant to Section 3.01(f), and such Lender or assignee shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

              (iii) if such Lender or assignee shall have delivered to the Company a Form 1001 in respect of such Lending Office pursuant to Section 3.01(f), and such Lender or assignee shall not at any time be entitled to reduction, partial exemption or exemption from deduction or withholding of United States federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

         (h) If, at any time, the Company requests any Lender to deliver any forms or other documentation pursuant to Section 3.01(f)(iv), then the Company shall, on demand of such Lender, through the Agent reimburse such Lender for any costs and expenses (including Attorney Costs) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

         (i) If the Company is required to pay additional amounts to the Agent or any Lender pursuant to Section 3.01(d), then such Lender shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         3.02 ILLEGALITY.

         (a) If any Lender shall determine that the introduction of any Requirement of Law or any change therein or in the interpretation or administration thereof has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its Lending Office to make LIBOR Loans, then, on notice thereof by such Lender to the Company through the Agent, the obligation of such Lender to make LIBOR Loans shall be suspended until such Lender shall have notified the Agent and the Company that the circumstances giving rise to such determination no longer exist.

         (b) If any Lender shall reasonably determine that it is unlawful to maintain any LIBOR Loan, the Company shall notify Lender that the Company shall either (i) prepay in full all LIBOR Loans of such lender then outstanding, together with interest accrued thereon, or (ii) elect to convert in accordance with Section 2.04 all LIBOR Loans then outstanding, after payment to such Lender of all interest accrued thereon, into Base Rate Loans, either on the last day of the Interest Period thereof if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately if such Lender may not lawfully continue to maintain such LIBOR Loans, together with any amounts required to be paid in connection therewith pursuant to
Section 3.04.

         (c) If the obligation of any Lender to make or maintain LIBOR Loans has been terminated, the Company may elect, by giving notice to such Lender through the Agent, that all Loans which would otherwise be made by such Lender as LIBOR Loans shall instead be made as Base Rate Loans.

         3.03 INCREASED COSTS AND REDUCTION OF RETURN.

              (a) If any Lender shall determine that, due to either (i) the introduction of or any change in or in the interpretation of any Requirement of Law or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or of making, funding or maintaining any LIBOR Loans hereunder, then the Company shall be liable for, and shall from time to time, upon written demand therefor by such Lender (with a copy of such demand to the Agent), which demand shall set forth the basis of such increased cost in reasonable detail, pay to the Agent for the account of such Lender, such additional amounts as are sufficient to compensate such Lender for such increased costs.

              (b) If any Lender shall have reasonably determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance with any Capital Adequacy Regulation by such Lender (or its Lending Office) or any corporation controlling such Lender, effects or would effect an increase in the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital), then, upon written demand of such Lender (with a copy to the Agent), which demand shall set forth in reasonable detail the basis for any such increase in required capital, the Company shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

              (c) If any Lender shall have determined that any of the events described in Sections 3.03(a) or 3.03(b) affects or would affect an increase in cost or reduction of return resulting in additional Obligations hereunder, such Lender shall, with reasonable promptness, notify the Company and the Agent of such determination, PROVIDED that no failure to do so shall relieve the Company of any Obligation hereunder.

         3.04 FUNDING LOSSES. The Company agrees to reimburse each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of:

              (a) the failure of the Company to make any required payment or prepayment of principal of any LIBOR Loan or Base Rate Loan (including payments to be made after any acceleration thereof);

              (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Borrowing Notice or a Notice of Conversion/Continuation;

              (c) the failure of the Company to make any prepayment after the Company has given a notice in accordance with Section 2.05;

              (d) the prepayment of a LIBOR Loan on a day which is not the last day of the Interest Period with respect thereto; or

              (e) the conversion of any LIBOR Loan to a Base Rate Loan on a day that is not the last day of the Interest Period with respect thereto;

such amount or amounts to include an amount equal to the excess, if any, of
(a) the amount of interest that would have accrued on the amount not paid, not borrowed, not prepaid, prepaid, or converted for the period from the date of such failure to pay, failure to borrow, failure to prepay, prepayment, or conversion to the last day of then current Interest Period (or in the case of a failure to borrow, the Interest Period which would have commenced on the date of such failure) at the interest rate applicable to that LIBOR Loan, over (b) the amount of interest that would accrue to the Lender on such amount at the LIBO Rate in effect on such date by placing such amount on deposit for a comparable period with leading lenders in the London interbank market.

         3.05 INABILITY TO DETERMINE RATES. If the Agent shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the LIBO Rate for any requested Interest Period with respect to a proposed LIBOR Loan or that the LIBO Rate applicable pursuant to Section 2.09(a) for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Agent will forthwith give notice of such determination to the Company and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Borrowing Notice or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such notice, the Lenders shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Loans.

         3.06 CERTIFICATES OF LENDERS. Any Lender claiming reimbursement or compensation pursuant to this Article III, shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail a summary of the basis of such demand and the amount payable to such Lender hereunder.

         3.07 SURVIVAL. The agreements and obligations of the Company in this Article III shall survive the payment of all other obligations.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         4.01 CONDITIONS OF FIRST LOAN. The obligation of each Lender to make its Loan hereunder on the Closing Date is subject to the condition that the Agent shall have received, on or before the Closing Date, the following, in the case of agreements, documents and other instruments, in form and substance satisfactory to the Agent, each Lender and their respective counsel in their sole discretion and in sufficient copies for each Lender:

              (a) CREDIT AGREEMENT AND NOTES. This Agreement executed by the Company, the Agent and each of the Lenders, and Notes executed by the Company in favor of each of the Lenders; the Notes shall be dated the Closing Date;

              (b) REIT GUARANTY DOCUMENTS. The REIT Guaranty Documents executed by the REIT and the Operating Partnership; the Stock Pledge Agreement executed by the REIT and the Common Stockholders; and delivery to the Agent of all original shares of the Stock in the Company together with endorsements thereof in blank;

              (c) SUBORDINATION AGREEMENT. Such subordination agreements relating to the Intra-Company Debt as the Requisite Lenders may require, in form and substance satisfactory to the Requisite Lenders;

              (d)  RESOLUTIONS; INCUMBENCY.

                   (i) Certified copies of the resolutions of the boards of directors of the Company, the REIT, GP Corp and the other corporations party (whether directly or as general partners) to the Loan Documents, authorizing their execution, delivery and performance thereof, including, in the case of GP Corp, a resolution approving and authorizing in its capacity as the general partner of the Company the execution, delivery and performance by the Company of this Agreement and the other Loan Documents to be delivered hereunder and the borrowing of the Loans; and

                   (ii) A certificate of the Secretary or Assistant Secretary of the Company, the REIT, GP Corp and the other corporations party (whether directly or as general partners) to the Loan Documents certifying the names and true signatures of the officers of such Persons authorized to execute and deliver, as applicable, this Agreement and all other Loan Documents to be delivered hereunder;

              (e)  ORGANIZATIONAL DOCUMENTS.  Each of the following documents:

                   (i) certified copies of the Organizational Documents of the Company, the REIT, GP Corp, the Operating Partnership and, if requested by Lender, any Subsidiary thereof as in effect on the Closing Date, and, in the case of corporate or limited liability company articles or a certificate of limited partnership, certified as of a recent date by the secretary of state of the state of organization; and

                   (ii) a good-standing certificate for the Company, the REIT, GP Corp, the Operating Partnership and, if requested by Lender, any Subsidiary thereof, from the secretary of state of the state of organization thereof, dated as of recent date;

              (f) CERTIFICATE. A certificate signed by a duly authorized Responsible Officer of the Company, the REIT and the Operating Partnership, dated as of the Closing Date, stating that:

                   (i) the representations and warranties of the Company contained in Article V hereof and of the Company, the REIT and the Operating Partnership contained in the Loan Documents are true and correct on and as of such date, as though made on and as of such date;

                   (ii) no Default or Event of Default exists or would result from the initial borrowing; and

                   (iii)  all conditions precedent set forth in this Section
4.01 have been satisfied (other than those based solely on the approval of the Agent, the Lenders, or the Requisite Lenders);

              (g) LEGAL OPINIONS. The Agent shall have received favorable opinions of counsel to the Company and the parties signatory to the REIT Guaranty Documents and the Stock Pledge Agreement, and addressed to the Agent and the Lenders, which comply with the opinion requirements set forth on EXHIBIT F in a form approved by Agent;

              (h) DOCUMENTATION REGARDING THE NHP STOCK PURCHASE AGREEMENT, THE MERGER AGREEMENT AND THE REAL ESTATE ASSETS. The Agent shall have received copies of the NHP Stock Purchase Agreement and the NHP Merger Agreement, each certified by a duly authorized Responsible Officer as being true, correct and complete, together with (i) evidence that all material conditions precedent (including, without limitation, all governmental approval contingencies) under the NHP Stock Purchase Agreement to the consummation of the sale of at least 6,496,071 shares of the NHP Stock thereunder shall, upon funding of the initial Loans hereunder, be satisfied and that the balance of the consideration for such Stock (consisting of shares of Stock in the REIT having a value of at least $60,000,000 based on the current market value thereof) shall have been issued to the NHP Shareholders; and (ii) evidence of the approval of the NHP Merger Agreement by the Board of Directors of NHP;

              (i) COSTS; EXPENSES; FEES. Payment of all costs, expenses, and accrued and unpaid fees (including legal fees and expenses) to the extent then due and payable on the Closing Date, including any arising under Sections 2.10,
3.01 and 10.04;

              (j) SBI ENGAGEMENT LETTER. The REIT and SBI shall have entered into a separate engagement letter relating to the retention of SBI for certain underwriting and other services; and

              (k) OTHER DOCUMENTS. Such other approvals, opinions, or documents as the Agent or the Requisite Lenders may reasonably request.

         4.02 CONDITIONS TO EACH LOAN, CONTINUATION OR CONVERSION. The obligation of each Lender to make its Initial Loan or any Subsequent Loan and any continuation or conversion thereof is subject to the satisfaction of the following conditions precedent:

              (a) BORROWING NOTICE. The Agent shall have received a Borrowing Notice or Notice of Conversion/Continuation in compliance with the terms of Section 2.03 or Section 2.04, as applicable;

              (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company, the REIT, the Operating Partnership and the Common Stockholders contained in the Loan Documents, including Article V of this Agreement, shall be true and correct on and as of the date such Loan is made, with the same effect as if made on and as of such date; and

              (c) NO EXISTING DEFAULT. No Default or Event of Default shall exist or shall result from the making, continuation or conversion of such Loan.

              (d) DISBURSEMENT LIMIT. The requested Subsequent Loan shall not exceed the Maximum Disbursement Amount for the NHP Stock to be acquired therewith;

              (e) NO MATERIAL ADVERSE EFFECT. No act, omission, change, occurrence or event which has a Material Adverse Effect shall have occurred since the Closing Date.

Each Borrowing Notice and Notice of Continuation/Conversion submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of such notice and as of the date of the making, continuation or conversion of the corresponding Loan, that the conditions in this Section 4.02 have been satisfied.

                                    ARTICLE V

                           REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Agent and each Lender that:

         5.01 EXISTENCE AND POWER. The Company is a Delaware corporation, the Operating Partnership is a Delaware limited partnership, the REIT is a Maryland corporation, and each of the Company, the Operating Partnership and the REIT:

              (a) ORGANIZATION. Is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

              (b) POWER AND AUTHORITY. Has the power and authority and all governmental licenses, authorizations, consents and approvals to own its Properties, to carry on its business and to execute, deliver, and perform its obligations under, the Organizational Documents of the Company and the Loan Documents to which it is a party;

              (c) DUE QUALIFICATION. Is duly qualified as a foreign corporation, partnership, trust or other organization, and licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of its Properties or the conduct of its business requires such qualification; and

              (d) COMPLIANCE WITH LEGAL REQUIREMENTS. Is in compliance with all Requirements of Law applicable to it.

         5.02 AUTHORIZATION; NO CONFLICT. The execution, delivery and performance by the Company, the Operating Partnership and the REIT of this Agreement, any other Loan Document to which such Person is party, and the Organizational Documents for the Company have been duly authorized by all necessary partnership, corporate or other organizational action, and do not and will not:

              (a) ORGANIZATIONAL DOCUMENTS. Contravene the terms of any of such Person's Organizational Documents;

              (b) CONTRACTUAL OBLIGATIONS. Conflict with, or result in any breach or contravention of, or the creation of any Lien (other than pursuant to the Loan Documents) under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Properties are subject; or

              (c) REQUIREMENTS OF LAW. Violate any Requirement of Law applicable to it.

         5.03 GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority (except for recordings in connection with the Liens granted to the Agent under the Collateral Documents) is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company, the Operating Partnership or the REIT of this Agreement, any other Loan Document or the Organizational Documents for the Company.

         5.04 BINDING EFFECT. This Agreement and each other Loan Document to which the Company, the Operating Partnership or the REIT is a party constitute the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         5.05 LITIGATION. There are no actions, suits, proceedings, claims or disputes pending, or to the Knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, (a) against the Company, the Operating Partnership, the REIT, any Management Entity, any of their Subsidiaries or any of their respective Properties, which purport to affect or pertain to this Agreement, or any other Loan Document, or any of the transactions contemplated hereby or thereby, or (b) which purports to affect or pertain to the NHP Stock Purchase Agreement or the NHP Merger Agreement or the NHP-Related Real Estate Acquisition Agreement as of the date hereof or the Closing Date or, if the same would have a Material Adverse Effect, after the Closing Date. No injunction, writ, temporary restraining order or any other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement any other Loan Document, the NHP Stock Purchase Agreement, the NHP Merger Agreement or the NHP-Related Real Estate Acquisition Agreement, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided, remains in effect as of the date hereof or the Closing Date or, if the same would have a Material Adverse Effect, after the Closing Date.

         5.06 SUBSIDIARIES; INTERESTS IN OTHER ENTITIES. Except for the NHP Stock, the Company has no interest in any corporation, partnership or other entity.

         5.07 TAXES. The Company has filed all Federal and other material tax returns and reports required to be filed. All tax returns filed by the Company are complete and correct; the Company has paid all Federal and other material taxes, assessments, fees and other governmental charges for which they are liable (whether or not reflected on any tax returns) and have fully satisfied any taxes, assessments, fees, and other governmental charges levied or imposed upon them or their Properties, income or assets or otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no Notice of Lien has been filed or recorded; there is no proposed tax assessment against the Company which would, if the assessment were made, have a Material Adverse Effect; and (iv) the Company has no primary, secondary or other liability for taxes of any kind arising with respect to any individual, trust, corporation, partnership or other entity as to which the Company is directly or indirectly liable for taxes of any kind incurred by such individual or entity either as a transferee, or pursuant to Treasury Regulations section 1.1502-6, or pursuant to any other Requirement of Law. The Company is not a party to any tax sharing agreement.

         5.08 EMPLOYEES.  The Company has no employees.

         5.09 COLLATERAL DOCUMENTS. When executed, delivered and recorded pursuant hereto, the Collateral Documents shall be effective to create in favor of the Agent, for the benefit of the Lenders, legal, valid and enforceable first-priority Liens in the Collateral and the proceeds thereof. All action shall have been taken that is necessary or appropriate to perfect the Agent's Lien, for the benefit of the Lenders, in the Collateral. All representations and warranties of any other Person party to any Collateral Documents that are contained therein are true and correct.

         5.10 REGULATED ENTITIES. The Company is not (a) an "investment company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         5.11 USE OF PROCEEDS. The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Sections 2.01(b) and Section 6.08.

         5.12  [Intentionally deleted]

         5.13 NO DEFAULT. No Default or Event of Default exists or would result from the incurring of any Obligations by the Company, the REIT or the Operating Partnership. Neither the Company, nor the REIT, nor the Operating Partnership, nor any Management Entity, nor any of their Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such other defaults, would reasonably be expected to have a Material Adverse Effect.

         5.14 NHP. All of the representations and warranties set forth in the NHP Stock Purchase Agreement and the Merger Agreement given by the REIT or the Operating Partnership or, to the best knowledge of the Company, given by any other Person are true and correct.

         5.15 FULL DISCLOSURE. None of the representations or warranties made by the Company, the Operating Partnership, the REIT, or any other Person (other than the Agent and the Lenders) in the Loan Documents or by the Company, the Operating Partnership or the REIT in the NHP Stock Purchase Agreement or the NHP Merger Agreement as of the date such representations and warranties are made or deemed made, and none of the statements contained in each exhibit, report, statement or certificate furnished by or on behalf of any such Person in connection therewith, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading. There is no fact, to the Knowledge of the Company, which would have a Material Adverse Effect which has not been disclosed herein or in other documents, certificates and statements furnished to the Agent and each Lender hereunder or pursuant hereto. In the course of the due diligence of NHP by the REIT, the Operating Partnership and the Company in connection with the transactions contemplated by the NHP Stock Purchase Agreement and the NHP Merger Agreement, no material adverse information concerning NHP or its assets, operations, business, condition (financial or otherwise) or prospects was discovered which is not publicly disclosed in the reports and statements filed by NHP with the SEC or otherwise previously disclosed to the Lenders in writing by the REIT. The copies of all documents delivered to the Agent and/or the Lenders from time to time in connection with this Agreement are and shall be true and complete copies of the originals thereof and have not been or shall not be amended except as disclosed to the Agent and/or the Lenders, as applicable.

                                      ARTICLE VI

                                AFFIRMATIVE COVENANTS

         The Company covenants and agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other obligation shall remain unpaid or unsatisfied, unless the Requisite Lenders waive compliance in writing:

         6.01 FINANCIAL INFORMATION.  The Company shall deliver to the
Agent and to each Lender, in form and detail satisfactory to the Agent and the
Lenders:

              (a) FINANCIAL STATEMENTS. Such balance sheets, statements of operations, stockholders' equity (where applicable) and cash flows, as the Agent or any Lender may reasonably request from time to time; and

              (b) FINANCIAL STATEMENTS AND OTHER INFORMATION FOR NHP. Until the NHP Combination Date, within five (5) days after the receipt thereof by the Company, the Operating Partnership, the REIT or any Subsidiary thereof, such periodic, quarterly, annual and special financial statements, reports, press releases, proxy statements and other information as may be received by any such Person in its capacity as a shareholder in NHP or under the NHP Merger Agreement; and within five (5) days after the delivery of any thereof by any such Person, copies of any reports, proxy statements, tender or exchange offers or other information provided by such Person to NHP or to the shareholders thereof or to the SEC in respect of such Person's ownership of or intentions or proposals with respect to NHP; and within five (5) days after the Company, the Operating Partnership, the REIT or any Subsidiary obtains Knowledge, information concerning the progress of the merger with NHP and of the approvals of the shareholders of NHP and the REIT required to be obtained as a condition thereto and as to satisfaction of any other material condition to such merger; and within five (4) days after the execution thereof, a copy of the NHP-Related Real Estate Acquisition Agreement.

         6.02 CERTIFICATES; OTHER INFORMATION. The Company shall furnish to the Agent with sufficient copies for each Lender:

              (a) OFFICERS' CERTIFICATES. Within forty-five (45) days after the end of each fiscal quarter, a compliance certificate, substantially in the form of EXHIBIT G, signed by at least two (2) Responsible Officers stating that, to the best of such officers' knowledge, the Company during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such officers have no knowledge of any Default or Event of Default except as specified in such certificate;

              (b) ACCOUNTANTS' REPORTS. Promptly after the same are received, copies of all reports which the independent certified public accountants of the Company deliver to the Company; and

              (c) OTHER INFORMATION. Promptly, such additional financial and other information as the Agent may or any Lender from time to time reasonably request.

         6.03 NOTICES. The Company shall promptly (and in no event later than ten (10) days after the Company has reason to know of the same) notify the Agent and each Lender of:

              (a) DEFAULT; EVENT OF DEFAULT. The occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that is likely to become a Default or Event of Default. Each notice under Section 6.03(a) shall describe with particularity the clause or provision of this Agreement this or other Loan Document that has been breached or violated.;

              (b) LITIGATION. The commencement of, or any material development in, any litigation, arbitration or proceeding (a) affecting the Company or (b) which, if adversely determined, would reasonably be expected to have a material adverse effect on the ability to consummate the transactions under the NHP Merger Agreement;

              (c) MATERIAL ADVERSE EFFECTS. The occurrence of any act, omission, change or event which has a Material Adverse Effect subsequent to the date of the most recent financial statements of the Company delivered to the Agent pursuant to Section 6.01(a).

              (d) MATERIAL TRANSACTIONS. The consummation of any material Disposition of any Property or of any other material transaction by the Company;

              (e) ACCOUNTING CHANGES. Any change in the Company's accounting policies or financial reporting practices;

              (f) LEGAL COMPLIANCE. Any material notice received from any Governmental Authority asserting that the Company is not in compliance with any Requirements of Law; and

              (g) CROSS-DEFAULT. Any notice received by the Company, the Operating Partnership, the REIT, any Management Entity or any of their Subsidiaries of any default under any Indebtedness or Guaranty Obligation described in Section 8.01(e). Each notice pursuant to this section shall be accompanied by a written statement, signed by at least two (2) Responsible Officers, setting forth details of the occurrence referred to therein and the provisions of this Agreement affected, and stating what action the Company, the Operating Partnership or the REIT proposes to take with respect thereto.

         6.04 PRESERVATION OF EXISTENCE, ETC. Except as permitted under Sections 7.06 and 7.07 below, the Company shall (a) preserve and maintain in full force and effect its corporate or other organizational existence and good standing under the laws of its state or jurisdiction of organization, and (b) preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business.

         6.05 [Intentionally deleted]

         6.06 PAYMENT OF OBLIGATIONS. The Company shall pay and discharge as the same shall become due and payable and otherwise comply with, all their respective obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its Properties, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Person, (b) all lawful claims which, if unpaid, would by law become a Lien upon its Properties, (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, and (d) all Contractual Obligations.

         6.07 COMPLIANCE WITH LAWS. The Company shall comply with all Requirements of Law and all orders of any Governmental Authority having jurisdiction over it or its business, including, without limitation, all securities laws and regulations.

         6.08 USE OF PROCEEDS. The Company shall use the proceeds of the Loans solely in accordance with Section 2.01(b) above.

         6.09 INSPECTION OF PROPERTY AND BOOKS AND RECORDS. The Company shall maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the Properties and business of the Company. The Company shall permit representatives of the Agent or any Lender to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Company and at any time during normal business hours and as often as may be reasonably desired, upon no less than forty-eight (48) hours advance notice to the Company; PROVIDED, HOWEVER, when an Event of Default exists, the Agent or any Lender may visit and inspect at the expense of the Company such Properties at any time during business hours and without advance notice.

         6.10 FURTHER ASSURANCES.

              (a) FULL DISCLOSURE. The Company will ensure that all other written information, exhibits and reports furnished to any Agent or Lender by the Company do not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

              (b) FURTHER ACTS. Promptly upon request by the Agent or the Requisite Lenders, the Company shall (and shall cause the REIT and the Operating Partnership to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, security agreements, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments that the Agent or such Lenders, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents any of the Collateral, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or now or hereafter intended to be granted under any Loan Document, or any other document executed in connection herewith or therewith.

         6.11 SOLVENCY.  The Company shall at all times be Solvent.

                                     ARTICLE VII

                                  NEGATIVE COVENANTS

         The Company hereby covenants and agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Requisite Lenders waive compliance in writing:

         7.01 LIENS. The Company shall not, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its Property, whether now owned or hereafter acquired, consisting of cash or Cash Equivalents, other than Liens arising solely by virtue of any statutory or common-law provision relating to banker's liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution and as to which Liens waivers have been obtained to the extent required in the definition of "Cash Equivalents"; PROVIDED that (a) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (b) such deposit account is not intended by the depositor to provide collateral to the depository institution.

         7.02 INDEBTEDNESS. The Company shall not create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness except the following ("PERMITTED INDEBTEDNESS"):

              (a) CERTAIN INDEBTEDNESS. Indebtedness incurred pursuant to this Agreement;

                (b) ACCOUNTS PAYABLE. Accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of Business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

                (c) CONTINGENT OBLIGATIONS. Indebtedness consisting of Contingent Obligations permitted by Section 7.03; and

                (d) OTHER INDEBTEDNESS. Other Indebtedness incurred by the Company provided that either (i) the proceeds of such Indebtedness are used to pay in full all of the outstanding Obligations or (ii) in any other case, Lenders holding Commitment Percentages aggregating at least 75% shall have approved the terms of such Indebtedness proposed to be incurred by the Company and all of the Net Issuance Proceeds of such Indebtedness are used to prepay the outstanding Obligations in compliance with Section 2.05 of this Agreement.

         7.03 CONTINGENT OBLIGATIONS. The Company shall not create, incur, assume or suffer to exist any Contingent Obligations except endorsements for collection or deposit in the Ordinary Course of Business and except those arising from the acquisition of the NHP Stock or under the NHP Merger Agreement or arising in connection with the transactions contemplated hereby.

         7.04 LEASE OBLIGATIONS. The Company shall not create or suffer to exist any obligations for the payment of rent for any Property under a lease or agreement to lease that is not a Capital Lease.

         7.05 DISPOSITION OF PROPERTIES. The Company shall not, directly or indirectly, make any Disposition of any Property, or enter into any agreement to do so, unless such Disposition is at fair market value (as determined in good faith by the Company's Board of Directors) and is for consideration consisting exclusively of cash or Cash Equivalents; provided, however, that, so long as no Event of Default is then continuing hereunder or would result therefrom, the Company may make a Disposition of the NHP Stock to the Merger Sub for consideration other than cash or Cash Equivalents immediately prior to and solely in connection with the consummation of the merger described in the NHP Merger Agreement and following satisfaction of all material conditions precedent thereto, so long as, if the Obligations are not to be paid in full effective upon the consummation of such merger, (i) the Merger Sub shall assume all of the Obligations of the Company under the Loan Documents pursuant to an assumption agreement in form and substance reasonably satisfactory to the Agent and the Requisite Lenders in their discretion (which assumption obligations shall be part of the debts, liabilities and duties assumed by the surviving entity in such merger); (ii) there shall be no material adverse effect therefrom upon the Agent or the Lenders, in the reasonable opinion of the Agent and the Requisite Lenders; (iii) the REIT, the Operating Partnership and the Common Stockholders shall ratify and reaffirm their obligations under the REIT Guaranty Documents in form and substance reasonably satisfactory to the Agent and the Requisite Lenders in their discretion in connection therewith; and (iv) the Agent and the Lenders bear no cost or expense in connection with such matters.

         7.06 CONSOLIDATIONS AND MERGERS. The Company shall not merge or consolidate with or into any Person; provided, however, that the Agent and the Lenders shall agree to permit the Company to be consolidated with or merged into a special purpose Subsidiary of the REIT as the surviving entity solely in connection with the consummation of the merger under the NHP Merger Agreement, so long as: (i) no Event of Default is then continuing hereunder; (ii) there shall be no material adverse effect therefrom upon the Agent or the Lenders, in the reasonable opinion of the Agent and the Requisite Lenders; (iii) such surviving entity assumes all of the Obligations of the Company under the Loan Documents pursuant to an assumption agreement in form and substance reasonably satisfactory to the Agent and the Requisite Lenders in their discretion and executes all such documents and takes such other actions as may be necessary to maintain, preserve, perfect and protect the rights and interests of the Agent and the Lenders arising under the Loan Documents; (iv) the Operating Partnership, the REIT and the Common Stockholders reaffirm and ratify in writing all of their respective obligations under the Loan Documents in connection with such merger or consolidation, in form and substance reasonably satisfactory to the Agent and the Requisite Lenders in their discretion; (v) the Agent and the Lenders receive such favorable legal opinions from counsel to the Company, the REIT, the Operating Partnership and such surviving entity in connection with such matters as they may reasonably request; and (vi) the Agent and the Lenders bear no cost or expense in connection with such matters.

         7.07   LIQUIDATIONS; ISSUANCES OF STOCK.

                (a) The Company shall not liquidate, wind-up or dissolve, or amend its Organizational Documents in any respect; provided, however, that the Agent and the Lenders shall agree to permit all of the assets of the Company to be transferred to the REIT or a special purpose Subsidiary of the REIT in connection with the liquidation of the Company solely in connection with the consummation of the merger under the NHP Merger Agreement, so long as: (i) no Event of Default is then continuing hereunder; (ii) there shall be no material adverse effect therefrom upon the Agent or the Lenders, in the reasonable opinion of the Agent and the Requisite Lenders; (iii) such transferee assumes the Obligations of the Company under the Loan Documents pursuant to an assumption agreement in form and substance reasonably satisfactory to the Agent and the Requisite Lenders in their discretion; (iv) the Operating Partnership, the REIT and the Common Stockholders reaffirm and ratify in writing all of their respective obligations under the REIT Guaranty Documents in connection with such transfer and liquidation, in form and substance reasonably satisfactory to the Agent and the Requisite Lenders in their discretion and such Persons and such transferee execute all such other documents and take such other actions as may be necessary to maintain, preserve, perfect and protect the rights and interests of the Agent and the Lenders under the Loan Documents; (v) the Agent and the Lenders receive such favorable legal opinions from counsel to the Company, the REIT, the Operating Partnership and such transferee in connection with such matters as they may reasonably request; and (vi) the Agent and the Lenders bear no cost or expense in connection with such matters.

                (b) The Company shall not issue any Stock to any Person other than the Operating Partnership or a Common Stockholder on the date hereof and only if such Person has pledged such Stock to the Agent for the ratable benefit of the Lenders pursuant to the Stock Pledge Agreement or an amendment thereto; provided, however, that the Agent and the Lenders shall agree to permit the Stock of the Company pledged to them under the Stock Pledge Agreement to be transferred to the REIT or a special purpose Subsidiary of the REIT subject to the security interests and all other rights in their favor created under the Stock Pledge Agreement solely in connection with the consummation of the merger under the NHP Merger Agreement, so long as: (i) no Event of Default is then continuing hereunder; (ii) there shall be no material adverse effect therefrom upon the Agent or the Lenders, in the reasonable opinion of the Agent and the Requisite Lenders; (iii) such transferee assumes the Obligations of a Pledgor (as such term is defined in the Stock Pledge Agreement) pursuant to an assumption agreement in form and substance reasonably satisfactory to the Agent and the Requisite Lenders in their discretion and executes all such documents and takes such other actions as may be necessary to maintain, preserve, perfect and protect the rights and interests of the Agents and the Lenders in the Stock so transferred and arising under the Stock Pledge Agreement; (iv) the Company, the Operating Partnership, the REIT and the Common Stockholders reaffirm and ratify in writing all of their respective obligations under the Loan Documents in connection with such transfer, in form and substance reasonably satisfactory to the Agent and the Requisite Lenders in their discretion and execute all such other documents and take such other actions as may be necessary to maintain, preserve, perfect and protect the rights and interests of the Agent and the Lenders under the Loan Documents; (v) the Agent and the Lenders receive such favorable legal opinions from counsel to the Company, the REIT, the Operating Partnership and such transferee in connection with such matters as they may reasonably request; and (vi) the Agent and the Lenders bear no cost or expense in connection with such matters.

         7.08 INVESTMENTS. The Company shall not directly or indirectly own or acquire any assets or make any Investments (or incur any Contractual Obligation or enter into any letter of intent to make any Investments) other than:

                (a)  cash and Cash Equivalents;

                (b)  NHP Stock; and

                (c) promissory notes delivered to the Company by the Common Stockholders in exchange for Stock.

         7.09 RESTRICTED PAYMENTS. The Company shall not declare or make, or permit any of their respective Subsidiaries to declare or make, any distribution of any Properties, including cash, rights or obligations, on account of any Stock, or purchase, redeem or otherwise acquire for value any of its Stock, now or hereafter outstanding to any Person (all of the foregoing, collectively, "distributions").

         7.10 TRANSACTIONS WITH AFFILIATES. The Company shall not enter into any transaction with any Affiliate of the Company or of the REIT, the Operating Partnership or any of their Subsidiaries, except (a) for the transactions under NHP Stock Purchase Agreement or the NHP Merger Agreement or as expressly permitted by this Agreement, or (b) in the Ordinary Course of Business and pursuant to the reasonable requirements of the business of the Company or such Person; in each case (a) and (b), upon fair and reasonable terms no less favorable to the Company than would obtain in a comparable arm's-length transaction with a Person not such an Affiliate.

                                     ARTICLE VIII
                                  EVENTS OF DEFAULT


         8.01 EVENT OF DEFAULT. Any of the following shall constitute an "Event of Default":

       (a) NON-PAYMENT. The Company shall fail to pay, (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five days after the same shall become due, any amount of interest on any Loan or any fee or other amount payable hereunder or pursuant to any other Loan Document; or

       (b) REPRESENTATION OR WARRANTY. Any representation or warranty by the Company, the REIT, the Operating Partnership or any Common Stockholder made or deemed made herein, in any Loan Document, or in any certificate, document or financial or other statement by the Company, the REIT, the Operating Partnership, any Common Stockholder, or any Responsible Officer, furnished at any time under this Agreement, or in or under any Loan Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

       (c) SPECIFIC DEFAULTS. The Company shall fail to perform or observe any term, covenant or agreement contained in Section 6.08 and/or in
Article VII; or

       (d) OTHER DEFAULTS. The Company, the REIT, the Operating Partnership or any Common Stockholder shall fail to perform or observe any other term or covenant contained in this Agreement or any Loan Document (other than as set forth elsewhere in this Section 8.01), and such default shall continue uncured for a period of 10 days after the earlier of (i) the date upon which a Responsible Officer knew or received written notice of such failure or (ii) the date upon which written notice thereof is given to the Company by Agent or any Lender; or

       (e) CROSS-DEFAULT. The Company shall fail, after any applicable cure period:

         (A) to make any payment (and which uncured failure to pay is continuing) in respect of any Indebtedness or Guaranty Obligation when due which in the aggregate exceeds $500,000 (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), other than a payment with respect to Intra-Company Debt where the obligee has not commenced pursuing its remedies; or

         (B) to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Guaranty Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Guaranty Obligation to become payable or cash collateral in respect thereof to be demanded; or

         (C) to perform or observe any condition or covenant of the subordination agreement in favor of the lenders relating to the Intra-Company Debt; or

       (f) BANKRUPTCY OR INSOLVENCY. The Company, the REIT, the Operating Partnership, any of their Subsidiaries or any Management Entity or, at any time prior to the NHP Combination Date, NHP shall (i) become insolvent, or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily cease to conduct its business in the ordinary course; (iii) commence any Insolvency Proceeding with respect to itself; or
(iv) take any action to effectuate or authorize any of the foregoing; or

       (g) INVOLUNTARY PROCEEDINGS. (i) Any Insolvency Proceeding shall be commenced or filed against the Company, the REIT, the Operating Partnership, any of their Subsidiaries, or any Management Entity or, at any time prior to the NHP Combination Date, NHP or any writ, judgment, warrant of attachment, execution or similar process, shall be issued or levied against a substantial part of such Person's Properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy; (ii) the Company, the REIT, the Operating Partnership, any of their Subsidiaries or, at any time prior to the NHP Combination Date, NHP shall admit the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company, the REIT, the Operating Partnership, any of their Subsidiaries or any Management Entity or, at any time prior to the NHP Combination Date, NHP shall acquiesce in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its Property or business; or

       (h) MONETARY JUDGMENTS. One or more final (non-interlocutory) judgments, orders or decrees shall be entered against the Company, involving in the aggregate a liability (not fully covered by insurance) as to any single or related series of transactions, incidents or conditions, of $500,000 or more, and the same shall remain unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof; or

       (i) NON-MONETARY JUDGMENTS. Any non-monetary judgment, order or decree shall be rendered against the Company, that has or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of ten
(10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

       (j) REIT GUARANTY DOCUMENTS. The occurrence of any Guarantor Event of Default.

         8.02   REMEDIES.

                If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Requisite Lenders:

       (a) TERMINATION OF COMMITMENT. Declare the Commitment of each Lender to make Loans to be terminated, whereupon such Commitments shall forthwith be terminated;

       (b) ACCELERATION. Declare (i) the unpaid principal amount of all outstanding Loans and all interest accrued and unpaid thereon, and (ii) all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived;

       (c) OTHER REMEDIES. Exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law; PROVIDED, however, that upon the occurrence of any event specified in Section 8.01(f) or 8.01(g) (in the case of clause (i) of Section 8.01(g) upon the expiration of the sixty (60)-day period mentioned therein), the Commitment of each Lender to make Loans shall automatically terminate, and the unpaid principal amount of all outstanding Loans and interest accrued and unpaid thereon, and all other amounts owing or payable hereunder as aforesaid shall automatically become due and payable without further act of any Agent or Lender.

         8.03 RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

         8.04 CERTAIN REQUIREMENTS IN ORDER TO PURSUE THE GUARANTY. Each Lender intends that this Agreement creates a loan facility between such Lender and the Company, and is not intended to be a loan to the REIT, the Operating Partnership or any other Subsidiary thereof. Each Lender is relying on the Company for repayment of the Obligations owing to such Lender, and neither the Agent nor any Lender shall pursue the Guaranty, which is intended to guaranty the Company's Obligations in the event the Company fails to perform under this Agreement, unless the Agent has provided the Company 10 Business Days to perform its Obligations hereunder, pursuant to and to the extent required by Section
2.01 of the Guaranty.

                                      ARTICLE IX

                                      THE AGENT


         9.01 APPOINTMENT AND AUTHORIZATION. Each Lender hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, Agent shall not have any duties or responsibilities except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist on the part of Agent.

         9.02 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         9.03 LIABILITY OF AGENT. The Agent, its respective Affiliates, or their respective officers, directors, employees, agents, or attorneys-in-fact (all of the foregoing being collectively referred to as the "Agent-Related Persons") shall not (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Company, the Operating Partnership, the REIT, any Subsidiary, any Common Stockholder or any Affiliate of any such Person, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or for the value of any Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Loan Document, or for any failure of the Company, the REIT, the Operating Partnership, or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Properties, books or records of the Company, the REIT, the Operating Partnership, any Subsidiary, any Common Stockholder or Affiliates thereof.

         9.04   RELIANCE BY AGENT.

       (a) GENERALLY. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telecopy, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Requisite Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

       (b) CONDITIONS PRECEDENT. For purposes of determining compliance with the conditions specified in Sections 4.01 and 4.02 (as to the initial borrowing hereunder), each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Agent to that effect or such Lender shall not have made available to the Agent the Lender's ratable portion of such borrowing.

         9.05 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Requisite Lenders in accordance with Article VIII; PROVIDED, HOWEVER, that unless and until the Agent shall have received any such request, it may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

         9.06 CREDIT DECISION. Each Lender expressly acknowledges that none of the Agent-Related Persons has made any representation or warranty to such Lender and that no act by the Agent hereinafter taken, including any review of the affairs of the Company, the REIT, the Operating Partnership, any Subsidiary, or any Common Stockholder shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each

Lender represents to the Agent that such Lender has, independently and without reliance upon the Agent and based on such documents and information as such Lender has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, Properties, financial and other condition and creditworthiness of the Company, the REIT, the Operating Partnership, Subsidiary, or Common Stockholder and all applicable lender regulatory laws relating to the transactions contemplated thereby (including, without limitation, applicable margin regulations), and made its own decision to enter into this Agreement and extend credit to the Company hereunder. Each Lender also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, Properties, financial and other condition and creditworthiness of the Company, the REIT, the Operating Partnership, the Subsidiaries and Common Stockholders. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, Properties, financial and other condition or creditworthiness of the Company, the REIT, the Operating Partnership, the Subsidiaries and Common Stockholders which may come into the possession of any of the Agent-Related Persons.

         9.07 INDEMNIFICATION. The Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so) ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; PROVIDED, HOWEVER, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand (to the extent the Agent is not reimbursed upon demand by the Company, unless the Agent is legally restricted from making such demand upon the Company, in which case demand need not be made upon the Company) for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. Without limiting the generality of the foregoing, if the IRS or any authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section 9.07, together with all costs, expenses and attorneys' fees (including allocated costs for in-house legal services). The obligation of the Lenders in this Section shall survive the payment of all Obligations.

         9.08 AGENT IN INDIVIDUAL CAPACITY. BofA (and any other Lender that may hereafter serve as Agent) and each of their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with, the Company, the REIT, the Operating Partnership, and the Subsidiaries and Affiliates as though BofA (or any other such Lender) were not the agent hereunder and without notice to the Lenders. With respect to its Loans, BofA (and any other Lender that may hereafter serve as Agent), shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though each of them were not an agent, and the terms "Lender" and "Lenders" shall include BofA (and any other Lender that may hereafter serve as Agent), in its individual capacity.

         9.09 SUCCESSOR AGENTS. The Agent may resign as Agent upon 30 days' notice to the Lenders. If an Agent shall resign under this Agreement, the Requisite Lenders shall appoint from among the Lenders a successor Agent for the Lenders, which successor Agent shall, if no Default or Event of Default exists hereunder, be subject to the approval of the Company. If no successor Agent is appointed prior to the effective date of the resignation of the retiring Agent, the retiring Agent shall appoint, after consulting with the Lenders and the Company, a successor Agent. Upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent, and the term "Agent" shall mean such successor Agent, and the retiring Agent's rights, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

         9.10   COLLATERAL MATTERS.

       (a) PERFECTION. The Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

       (b) RELEASE. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to Section 2.13(e) or any other provision of the Loan Documents. The Agent shall be completely protected in taking any action directed by all the Lenders in response to such request and shall incur no liability to the Company or any Lender for failing to take any action as to which all of the Lenders do not concur.

       (c) NO OTHER COLLATERAL. Each Lender agrees with and in favor of each other (which agreement shall not be for the benefit of the Company, the REIT, any Subsidiaries, any Common Stockholders or any Affiliates) that the Company's obligation to such Lender under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by such Lender other than the Collateral hereunder.

                                      ARTICLE X

                                    MISCELLANEOUS


         10.01  AMENDMENTS AND WAIVERS.

       (a) GENERALLY. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure therefrom, shall be effective unless the same shall be in writing and signed by the Requisite Lenders, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       (b) MATTERS REQUIRING UNANIMOUS CONSENT. Notwithstanding the terms of Section 10.01(a), no amendment or waiver of any provision of this Agreement or any other Loan Document, no agreement to forebear from acting upon any departure by the Company therefrom, and no consent with respect to any departure by the Company therefrom, shall be effective to do any of the following, unless the same is in writing and signed by all the Lenders:

         (i)    increase the Commitment of any Lender;

         (ii) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due hereunder or under any Loan Document whether by acceleration or otherwise;

         (iii) reduce the principal of, or the rate of interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any Loan Document;

         (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans required for the Lenders or any of them to take any action hereunder;

         (v) amend Section 2.15 (Sharing of Payments, Etc.), Section 6.10 (Use of Proceeds), Section 8.02 (Remedies), Section 10.15 (Governing Law and Jurisdiction) or this Section 10.01;

         (vi)   release any portion of the Collateral; or

         (vii) release any guarantor from liability under the REIT Guaranty Documents.

       (c) MATTERS REQUIRING AGENTS' CONSENT. Notwithstanding the terms of Section 10.01(a), no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective to affect the rights or duties of the Agent under this Agreement or any other Loan Document, unless the same is in writing and signed by the Agent.

         10.02  NOTICES.

       (a) DELIVERY. All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed or delivered, (i) if to the Company, to its address specified on the signature pages hereof, (ii) if to any Lender, to its Domestic Lending Office, and (iii) if to Agent, to its address specified on the signature pages hereof; or, as to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as to each other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

       (b) RECEIPT. All such notices and communications shall, when transmitted by overnight delivery, telegraphed, telecopied by facsimile, telexed or cabled, be effective when delivered for overnight delivery or to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or if delivered, upon delivery, except that notices pursuant to Article II or VIII shall not be effective until actually received by the Agent.

       (c) RELIANCE. The Company acknowledges and agrees that any agreement of the Agent and the Lenders under Article II to receive certain notices by telephone and facsimile is solely for the convenience and at the request of the Company. The Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice, and the Agent and the Lenders shall not have any liability to the Company or any other Person on account of any action taken or not taken by the Agent and the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Lenders of a confirmation which is at variance with the terms understood by the Agent and the Lenders to be contained in the telephonic or facsimile notice.

         10.03 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of any Agent or Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         10.04 COSTS AND EXPENSES. The Company shall, whether or not the transactions contemplated hereby shall be consummated:

       (a) FACILITY EXPENSES. Pay or reimburse the Agent and each Lender on demand for all reasonable costs and expenses incurred by it in connection with the development, preparation, delivery, and execution of, and any amendment, supplement, waiver or modification to, this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, the consummation of the transactions contemplated hereby and thereby (including, without limitation, recording costs and taxes, travel and due diligence expenses incurred by representatives of the Agent, and the reasonable Attorney Costs incurred by the Agent with respect thereto); and

       (b) ENFORCEMENT EXPENSES. Pay or reimburse the Agent and Lenders on demand for all reasonable costs and expenses incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Loans) under this Agreement, any other Loan Document, and any such other documents, including reasonable Attorney Costs incurred by the Agent and Lender.

         10.05 INDEMNITY. The Company shall indemnify and hold harmless the Agent, each Lender and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") from and against and pay them for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs) of any kind or nature whatsoever with respect to the execution, delivery or enforcement of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); PROVIDED, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section 10.05 shall survive payment of all other Obligations.

         10.06 MARSHALLING; PAYMENTS SET ASIDE. Neither the Agent nor any Lender shall be under any obligation to marshall any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment or payments to the Agent or any Lender, or the Agent or any Lender enforces its Liens or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party in connection with any Insolvency Proceeding, or otherwise, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         10.07 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Lender, which may be withheld in their sole and absolute discretion.


         10.08  ASSIGNMENTS, PARTICIPATIONS, ETC.

       (a) ASSIGNMENTS. Subject to the further provisions of this Section 10.08(a), any Lender may, with the written consent of the Agent, which consent shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Agent shall be required in connection with any assignment and delegation by a Lender to a Lender Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $5,000,000 and in additional increments of $250,000; PROVIDED, HOWEVER, that the Company and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Lender and the Assignee; (B) such Lender and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of EXHIBIT H ("Assignment and Acceptance") together with any Note or Notes subject to such assignment; (C) such Lender shall have paid to the Agent, for its own account, an assignment fee in the amount of $1500, if the Assignee is a Lender (without giving effect to the Assignment), and $3000 in all other cases; and (D) such Lender shall have delivered to the Agent such documents as may be required by Section 3.01(f). Any such assignment requiring the approval of the Agent shall also require the approval of the Company (such approval not to be unreasonably withheld or delayed), provided that the Company's failure to approve or disapprove such assignment within five days' after receiving written notice thereof shall be deemed approval by the Company of such assignment, and provided further, that no such approval from the Company shall be required during the continuation of a Default or Event of Default.

       (b) RIGHTS OF ASSIGNEE. From and after the date that the Agent notifies the assignor Lender that the Agent has received an executed Assignment and Acceptance and payment of the assignment fee specified in Section 10.08(a),
(i) the Assignee thereunder shall, subject to Section 10.08(a), be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

       (c) REPLACEMENT NOTES. Within thirty (30) Business Days after its receipt of notice by the Agent that the Agent has received an executed Assignment and Acceptance and payment of the processing fee, the Company shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and Commitment and, if the assignor Lender has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by such Lender). Immediately upon each Assignee's making its payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitment of the assigning Lender PRO TANTO.

       (d) PARTICIPATIONS. Any Lender may at any time sell to one or more commercial lenders (a "Participant") participating interests in any Loans, Liability and Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent as described in the FIRST PROVISO to Section 10.01; and (v) the Company shall have approved the transfer or grant of any participating interest in any Loans, and Commitment of the originating Lender to a Participant that has not theretofore previously held a participating interest therein (such approval not to be unreasonably withheld or delayed), provided that the Company's failure to approve or disapprove in writing such Participant within five days' after receiving written notice thereof shall be deemed approval by the Company of such transfer or grant to such Participant, and provided further, that no such approval from the Company shall be required during the continuation of a Default or Event of Default.. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Company hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

       (e) ASSIGNMENTS TO FEDERAL RESERVE BANK. Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, any Lender may assign all or any portion of the Loans or Notes held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans or Notes made by the Company to or for the account of the assigning and/or pledging Lender in accordance with the terms of this Agreement shall satisfy the Company's obligations hereunder in respect of such assigned Loans or Notes to the extent of such payment. No such assignment shall release the assigning Lender from its obligations hereunder.

         10.09 SETOFF. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists, each Lender is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Lender to or for the credit or the account of the Company against any and all obligations owing to such Lender, now or hereafter existing, irrespective of whether the Agent or such Lender shall have made demand under this Agreement or any Loan Document and whether such obligations may be contingent or unmatured. Each Lender agrees to promptly notify the Company and the Agent after any such setoff and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 10.09 are in addition to the other rights and remedies (including other rights of setoff) that such Lender may have. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE, OR ATTEMPT TO EXERCISE, ANY RIGHT OF SETOFF, BANKER'S LIEN, OR THE LIKE, AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE COMPANY, HELD OR MAINTAINED BY ANY LENDER, WITHOUT THE PRIOR WRITTEN CONSENT OF THE REQUISITE LENDERS.

         10.10 NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC. Each Lender shall notify the Agent in writing of any changes in the address to which notices to such Lender should be directed, of addresses of its Offshore Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

         10.11 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Agent.

         10.12 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         10.13 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Agent and the Lenders, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Agent or Lender shall have any obligation to any Person not a party to this Agreement or the other Loan Documents.

         10.14 TIME. Time is of the essence of each term and provision of this Agreement and each of the other Loan Documents.

         10.15 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE

GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         10.16 WAIVER OF JURY TRIAL. THE COMPANY, THE AGENT, AND THE LENDERS EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. SUBJECT TO SECTION 10.17 BELOW, THE COMPANY, THE AGENT, AND THE LENDERS EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         10.17  ARBITRATION.

       (a) MANDATORY ARBITRATION. Any controversy or claim between or among the parties arising out of or relating to this Agreement, the Loan Documents, and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in New York, New York, in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association (the "AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

       (b) PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision of this Section 10.17 shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdic-tion before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration.

         10.18  NOTICE OF CLAIMS; CLAIMS BAR.  THE COMPANY HEREBY AGREES THAT
IT SHALL GIVE PROMPT WRITTEN NOTICE TO THE AGENT OF ANY CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST THE AGENT OR ANY LENDER, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY, ARISING UNDER OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR TO THE LOANS (OR THE COLLATERAL THEREFOR), OR ANY ACT OR OMISSION TO ACT BY THE AGENT OR ANY LENDER WITH RESPECT HERETO OR THERETO, AND THAT IF THE COMPANY SHALL FAIL TO GIVE SUCH PROMPT NOTICE TO THE AGENT WITH REGARD TO ANY SUCH CLAIM OR CAUSE OF ACTION, THE COMPANY SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING, SUCH CLAIM OR CAUSE OF ACTION IN ANY ARBITRATION OR ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AGENCY.

         10.19 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding between the Company, the Agent and the Lenders. Accordingly, this Agreement, together with the other Loan Documents, supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof, except for any prior arrangements made with respect to the payment by the Company of (or any indemnification for) any fees, costs, expenses, liabilities, damages or claims payable to or incurred (or to be incurred) by or on behalf of the Agent or the Lenders.

         10.20 INTERPRETATION. This Agreement, together with the other Loan Documents, is the result of negotiations between and has been reviewed by counsel to the Agent, the Lenders and the Company and other parties, and is the product of all parties hereto. Accordingly, this Agreement and the other Loan Documents shall not be construed against the Lenders or the Agent merely because of the Agent's or Lender's involvement in the preparation of such documents and agreements.

         10.21 RELATIONSHIP. Nothing herein contained shall in any manner be construed as creating any relationship between the Agent and the Lenders, on the one hand, and the Company, on the other hand, other than as creditor and debtor. The Company agrees to indemnify, protect, defend and hold the Agent and each Lender harmless from and against any and all losses, liabilities, damages, and costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, including reasonably allocated costs of in-house counsel) resulting from any other construction of the parties' relationship.

         10.22. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT COMPANY ACCEPTS

FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Company hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Company at its address provided in Section 10.04, such service being hereby acknowledged by Company to be sufficient for personal jurisdiction in any action against Company in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Agent or any Lender to bring proceedings against Company in the courts of any other jurisdiction.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.



    COMPANY

    AIMCO/NHP HOLDINGS, INC.,
    a Delaware corporation


    By:
                                           Peter K. Kompaniez
                                             Vice President





    Notices to be sent to:

    c/o AIMCO PROPERTIES, L.P.
    1873 South Bellaire Street
    17th Floor
    Denver, Colorado  80222
    Attention: Peter K. Kompaniez,
            Vice Chairman
    Facsimile: (303) 757-8735

AGENT

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent



By:
Name:
Title:

Notices to be sent to:

Bank of America National Trust and Savings Association CRESG #1357 555 South Flower Street, 6th Floor
Los Angeles, CA  90071
Att'n:  M. Harvey
Telephone:  213/228-4013
Facsimile:  213/228-5389


Payments to be made to:

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
333 S. Beaudry Ave.
Loan Accounting Dept #1503
Los Angeles, CA 90017
ABA #: 121 000 358
Credit Account #: 15031-00407
Attention: Maria Mora
Ref: AIMCO/NHP Holdings, Inc.

B OF A

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Lender



By:
Name:
Title:



Notices to be sent to:

Bank of America National Trust and Savings Association CRESG #1357 555 South Flower Street, 6th Floor
Los Angeles, CA  90071
Att'n:  M. Harvey
Telephone:  213/228-4013
Facsimile:  213/228-5389

Payments to be made to:

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
333 S. Beaudry Ave.
Loan Accounting Dept #1503
Los Angeles, CA 90017
ABA #: 121 000 358
Credit Account #: 15031-00407
Attention: Maria Mora
Ref: AIMCO/NHP Holdings, Inc.

SMITH BARNEY MORTGAGE CAPITAL GROUP, INC., a Delaware corporation, as a Lender


By:
Name:
Title:


Notices to be sent to:

Smith Barney Mortgage Capital Group, Inc.
388 Greenwich Street, 33rd Floor
New York, New York 10013
Attention:  Robert Deckey
Telephone: (212) 816-8240
Facsimile: (212) 816-7491


Payments to be made to:

             Chase Manhattan Bank
ABA No.:  021-000-021
Ref.:  AIMCO Funding
Attention:  Joseph Martinelli

SCHEDULES

Schedule 2.01      Commitments of the Lenders

EXHIBITS

EXHIBIT  A    Borrowing Notice
EXHIBIT  B    Note
         EXHIBIT   C    Notice of Conversion/Continuation
         EXHIBIT   D    Guaranty
         EXHIBIT   E    Stock Pledge Agreement
         Exhibit   F    Opinion Requirements
         EXHIBIT   G    Compliance Certificate
         EXHIBIT   H    Assignment and Acceptance

                                    Schedule 2.01
                              Commitments of the Lenders

--------------------------------------------------------------------------------


                                                                Commitment


Bank of America National Trust and Savings Association          $38,000,000
Smith Barney Mortgage Capital Group, Inc.                       $38,000,000

                                                           --------------------
Total Commitments                                               $76,000,000

                                      EXHIBIT A
                         TO ACQUISITION SUB CREDIT AGREEMENT


                                   BORROWING NOTICE

                                        , 1997

Bank of America National Trust
and Savings Association, as Agent
CRESG #1357
555 South Flower Street, 6th Floor
Los Angeles, California  90071

Attn: Unit Manager

Re: Credit Agreement (Acquisition Sub Facility) dated as of May 5, 1997 (as the same may be amended, modified or supplemented from time to time, the "Agreement"), among AIMCO/NHP Holdings, Inc., a Delaware corporation (the "Company"), the lenders from time to time party to the Agreement (the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as one of the Lenders, SMITH BARNEY MORTGAGE CAPITAL GROUP, INC., as one of the Lenders, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent") for the Lenders


Ladies and Gentlemen:

    Reference is made to the Agreement. Capitalized terms used in this Borrowing Notice without definition have the meanings specified in the Agreement.

    Pursuant to Section 2.03 of the Agreement, notice is hereby given that the Company desires that the Lenders make the loan described in attached SCHEDULE 1 (the "Loan"). In connection therewith, the Company and the undersigned Responsible Officers of the Company hereby certify that:

         (1) REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Company contained in the Loan Documents, including those contained in Article V of the Agreement, are true and correct as of the date hereof and shall be true and correct in all material respects on the date of the Loan, both before and after giving effect to the Loan;

         (2) NO DEFAULT/EVENT OF DEFAULT. No Default or Event of Default exists as of the date hereof or will result from the making of the Loan;

         (3) USE OF PROCEEDS. The proceeds of the Loan will be used only as permitted under Sections 2.01(b), 6.10 and 7.12 of the Agreement;

         (4) MAXIMUM DISBURSEMENT AMOUNT. The amount of the requested Loan does not exceed the Maximum Disbursement Amount for the NHP Stock to be acquired in part with the proceeds of the requested Loan; and

         (5) NO MATERIAL ADVERSE EFFECT. No act, omission, change or event which has a Material Adverse Effect has occurred since the Closing Date.


                                       AIMCO/NHP Holdings, Inc.,
                                       a Delaware corporation


                                       By:
                                       Name:
                                       Its:

                                      SCHEDULE 1
                                 to Borrowing Notice

                                    REQUESTED LOAN

AMOUNT OF REQUESTED LOAN:                             $
(must be $1,000,000 a multiple of
 $100,000 in excess thereof)

DESIGNATION OF INTEREST RATE:
(Portion of requested Loan to be funded as Base Rate Loan and/or LIBOR Loan):

(1)  BASE RATE LOAN.  The following Base Rate Loan:

         Amount:                                      $
         Requested Borrowing Date:
         (must be a Business Day at least two (2) Business Day after date of notice)

         (2)  LIBOR LOAN.  The following LIBOR Loan:

         (there must not, after giving effect to the requested Loan, be more than five (5) different LIBOR Loans in effect)

         Amount:                                      $
         Requested Borrowing Date:
         (must be a Business Day at least three (3) Business Days after date of notice)
         Interest Period:
         (1,2,3, or 6 months)

                                      EXHIBIT B
                         TO ACQUISITION SUB CREDIT AGREEMENT

                               FORM OF PROMISSORY NOTE

                                                                May ___, 1997

$[3] [2]

    FOR VALUE RECEIVED, AIMCO/NHP Holdings, Inc., a Delaware corporation (the "Company"), promises to pay to the order of [4] ("Lender") the principal amount
of     [5]     ($    [3]    ) or, if less, the aggregate amount of Loans (as
such term and all other capitalized terms used but not defined herein are defined in the Credit Agreement referred to below) made by the Lender to the Company pursuant to the Credit Agreement referred to below, outstanding on the Maturity Date.

    The Company also promises to make principal payments and interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement.

    All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Payment Office. Until notified of the transfer of this Note, the Company shall be entitled to deem the Lender or such person who has been so identified by the transferor in writing to the Company as the holder of this Note, as the owner and holder of this Note. The Lender and any subsequent holder of this Note agrees that before disposing of this Note, or any part hereof, it will make a notation hereon of all principal payments previously made hereunder of the date to which interest hereon has been paid on the schedule attached hereto, if any; PROVIDED, HOWEVER, that the failure to make notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

    This Note is referred to in, and is entitled to the benefits of, the Credit Agreement dated as of May 5, 1997 (the "CREDIT AGREEMENT") among the Company, the lenders from time to time party thereto, and Bank of America National Trust and Savings Association, as Agent (the "Agent"). The Credit Agreement, among other things, (i) provides for the making of loans (the "LOANS") by the Lender to the Company from time to time in an aggregate amount first above mentioned, the indebtedness of the Company resulting from each such Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for mandatory and optional prepayments on account of principal hereof and certain principal payments prior to the maturity hereof upon the terms and conditions therein specified.

    The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

    No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

    The Company promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. The Company hereby waives diligence, presentment, and protest, and except as provided in the Credit Agreement, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

    This Note shall be governed by, and construed in accordance with, the laws of the state of New York without giving effect to its choice of law doctrine.

    IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the date and place first above written.

                                       AIMCO/NHP Holdings, Inc.,
                                       a Delaware corporation



                                       By:
                                       Name:
                                       Its:

                                      EXHIBIT C
                         TO ACQUISITION SUB CREDIT AGREEMENT



                          NOTICE OF CONVERSION/CONTINUATION

                              __________________, 199___

Bank of America National Trust
 and Savings Association, as Agent
CRESD #1357
555 South Flower Street, 6th Floor
Los Angeles, California  90071
Attn: Unit Manager

Re: Credit Agreement dated as of May 5, 1997(as the same may be amended, modified or supplemented from time to time, the "Agreement"), by and among AIMCO/NHP Holdings, Inc., a Delaware corporation (the "Company"), the lenders from time to time party to the Agreement (the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as one of the Lenders, SMITH BARNEY MORTGAGE CAPITAL GROUP, INC., as one of the Lenders, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent")

Ladies and Gentlemen:

         Reference is made to the Agreement. Capitalized terms used in this Notice of Conversion/Continuation without definition have the meanings specified in the Agreement.

         Pursuant to Section 2.04 of the Agreement, the Company hereby elects to convert or continue the loans described in attached SCHEDULE 1 (the "Loans"). In connection therewith, the Company and the undersigned Responsible Officers of the Company hereby certify that:

         (1) REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Company contained in the Loan Documents, including those contained in Article V of the Agreement, are true and correct as of the date hereof and shall be true and correct in all material respects on the date of the continuation/conversion of the Loan, both before and after giving effect to such continuation/conversion;

              (2) NO DEFAULT/EVENT OF DEFAULT. No Default or Event of Default exists as of the date hereof or will result from the continuation/conversion of the Loan; and

              (3) NO MATERIAL ADVERSE EFFECT. No act, omission, change or event which has a Material Adverse Effect has occurred since the Closing Date.


                                       AIMCO/NHP Holdings, Inc.,
                                       a Delaware corporation



                                       By:
                                       Name:
                                       Its:



                                       By:
                                       Name:
                                       Its:

    SCHEDULE 1
    to Notice of Conversion/Continuation

                          LOAN TO BE CONVERTED OR CONTINUED

A. All conversions and continuations must be of a Loan, or portion thereof, in a principal amount of $1,000,000 or a multiple of $100,000 in excess thereof.

B. Conversions/continuations to a LIBOR Loan under paragraphs (1) and (2) below are not permitted if, after giving effect to thereto, (a) there would be more than five (5) different LIBOR Loans in effect, or (b) the aggregate outstanding principal amount of all LIBOR Loans would be reduced to be less than $1,000,000.

                        (1)  CONVERSION OF A BASE RATE LOAN INTO A LIBOR LOAN.

                             The following Base Rate Loan to a LIBOR Loan:
    Amount:                                      $
    Requested Conversion Date:
                                                  (must be a Business Day at
least three
                                                 (3) Business Days after date
of notice)
    Requested Interest Period:
    (1, 2 or 3months)

         (2)  CONTINUATION OF A LIBOR LOAN INTO A SUBSEQUENT INTEREST PERIOD.

                             The following LIBOR Loan into a subsequent
              Interest Period:

    Amount:                                      $
    Last day of current Interest Period:
                                                 (must be a Business Day at
least three
                                                 (3) Business Days after date
of notice)
    Requested Interest Period:
    (1, 2 or 3 months)

                                      EXHIBIT D

                                   PAYMENT GUARANTY
                              (ACQUISITION SUB FACILITY)

         This Payment Guaranty ("Guaranty") is made as of May 5, 1997, by APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the "REIT"), and AIMCO PROPERTIES, L.P., a Delaware limited partnership (the "Operating Partnership") (each of the REIT and the Operating Partnership is referred to herein individually and collectively as "Guarantor") in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), as the agent (in such capacity, the "Agent") for itself and the lenders ("Lenders") from time to time party to the Acquisition Sub Credit Agreement (as hereinafter defined).

                                  FACTUAL BACKGROUND

         Guarantor is executing this Guaranty to induce the Lenders to make a $76,000,000 loan facility available to AIMCO/NHP Holdings, Inc., a Delaware corporation ("Acquisition Sub") in accordance with the Credit Agreement (Acquisition Sub Facility) (the "Acquisition Sub Credit Agreement"), dated of even date herewith, by and among Acquisition Sub, BofA, as Agent and as a Lender, Smith Barney Mortgage Capital Group, Inc., as a Lender, and the other Lenders from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings set forth in the Acquisition Sub Credit Agreement or, if not defined therein, in the Operating Partnership Credit Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees as follows:

                                      ARTICLE I

                                     DEFINITIONS

         1.01 DEFINED TERMS. As used herein, the following terms shall have the meanings set forth below:

         "AIMCO GROSS ASSET VALUE" means, as of any date, the total asset value of the REIT, as determined in good faith by the Board of Directors of AIMCO in accordance with Treasury Regulation Section 1.856-2(d)(3) and Code Section 856.

         "BofA" means Bank of America National Trust and Savings Association, other than in its capacity as the Agent under the Acquisition Sub Credit Agreement.

         "COLLATERAL DOCUMENTS" means, collectively, (a) the Stock Pledge Agreement and other similar agreements between any Guarantor or Common Stockholder and the Lenders or the Agent for the benefit of the Lenders now or hereafter delivered to the Lenders or the Agent pursuant to or in connection with the transactions contemplated hereby, (b) all financing statements (or comparable documents) now or hereafter filed in accordance with the UCC (or comparable law) against any Guarantor or Common Stockholder as debtor in favor of the Lenders or the Agent for the benefit of the Lenders as secured party, (c) any other documents executed by any Guarantor or Common Stockholder at the request of Agent and upon the recommendation of Agent's counsel or local counsel in order to establish, perfect or protect any of the liens or security interests granted in the Stock Pledge Agreement, and (d) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "COMMON STOCKHOLDERS" means Terry Considine and Peter K. Kompaniez.

         "CREDIT AGREEMENT EVENT OF DEFAULT" means an "Event of Default" as defined in the Acquisition Sub Credit Agreement.

         "EXCLUDED PROCEEDS" shall mean the sum of (i) all Net Issuance
Proceeds or Net Sale Proceeds received by the Operating Partnership or the REIT prior to the Closing Date, (ii) all Net Issuance Proceeds to be received by the REIT from those certain Stock offerings expected to be consummated by the REIT on May 5, 1997, for 1,900,000 shares of Stock and on May 6, 1997, for 400,000 shares of Stock; and (iii) all loan proceeds disbursed under the Acquisition Sub Credit Agreement, the Operating Partnership Credit Agreement or the Bridge Loan Agreement.

         "GUARANTOR DEFAULT" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied) constitute a Guarantor Event of Default.

         "GUARANTOR EVENT OF DEFAULT" means any of the events or circumstances specified in Section 8.01.

         "GUARANTIED INDEBTEDNESS" means all Loans, and other Indebtedness, advances, debts, liabilities, obligations, covenants and duties owed by the Acquisition Sub to the Agent, any Lender, or any other Person required to be indemnified under the Acquisition Sub Credit Agreement or any other Loan Document, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether primary, secondary, direct or indirect (including those acquired by assignment), absolute, fixed or contingent, due or to become due, now existing or hereafter arising and however acquired, and including without limitation, all obligations of the Acquisition Sub to pay principal, interest, prepayment charges, breakage costs, late charges, loan fees, and any other charges, fees and other sums, costs and expenses which may due from time to time thereunder.

         "NET SALE PROCEEDS" means, in respect of any Disposition of any Property by the Operating Partnership, the REIT or any of their respective Subsidiaries, the proceeds in cash or Cash Equivalents received by the Operating Partnership, the REIT or any of their respective Subsidiaries upon or substantially simultaneously with such Disposition, net of the direct costs of such Disposition then payable by the recipient of such proceeds (excluding amounts payable to the Operating Partnership, the REIT or any Affiliate of the Operating Partnership or the REIT).

         "OPERATING PARTNERSHIP CREDIT AGREEMENT" means that certain Amended and Restated Credit Agreement (Secured Revolver-to-Term Facility) dated as of May 5, 1997, by and among the Operating Partnership, BofA as the agent and a lender and the other lenders named therein, as the same may be amended from time to time. Notwithstanding the foregoing, for purposes of any incorporation herein of any defined terms or any other provisions therein, such terms and provisions shall be incorporated herein as such terms and provisions are set forth in and in effect under said agreement on the date hereof, and as the same may be amended from time to time with the consent of the Requisite Lenders hereunder (or, if such provision would require the consent of a greater percentage of the Lenders hereunder, then such greater percentage). Except as otherwise provided herein, if any provision of the Operating Partnership Credit Agreement is incorporated herein by reference, such provision shall be, subject to the foregoing, as if fully set forth herein, but with all references therein to the "Agent", any "Lender", the "Lenders" and the "Requisite Lenders" having the meanings of those terms as set forth in this Guaranty.

         "ORGANIZATIONAL CHART" means the organizational chart attached as
SCHEDULE 5.06 of the Operating Partnership Credit Agreement showing the REIT, the Operating Partnership, all of their Subsidiaries and their interests in the Acquisition Sub, the Management Entities and the Unconsolidated Partnerships, as the same may be modified pursuant hereto.

         "SBI" means Smith Barney Mortgage Capital Group, Inc.

         1.02 OTHER DEFINITIONAL PROVISIONS.

         (a) DEFINED TERMS. Unless otherwise specified herein or therein, all terms defined in this Guaranty shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.
The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein but defined in the UCC shall have the meanings set forth therein.

         (b) THE AGREEMENT. The words "hereof", "herein", "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty; and section, schedule and exhibit references are to this Guaranty unless otherwise specified.

         (c)       CERTAIN COMMON TERMS.

              (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

              (ii) The term "including" is not limiting and means "including without limitation."

              (iii) The term "ratably" means, at any time that Loans may be outstanding, in accordance with the amount of the outstanding Loans of the respective Lenders; and, at any time that no Loans are outstanding, in accordance with the outstanding Commitments of the respective Lenders.

         (d) PERFORMANCE; TIME. Whenever any performance obligation hereunder (other than a payment obligation) is stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including". If any provision of this Guaranty refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

         (e) CONTRACTS. Unless otherwise expressly provided herein, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

         (f) LAWS. References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

         (g) CAPTIONS. The captions and headings of this Guaranty are for convenience of reference only and shall not affect the construction of this Guaranty.

         (h) INDEPENDENCE OF PROVISIONS. The parties acknowledge that this Guaranty and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Guaranty.

         1.03 ACCOUNTING PRINCIPLES.

         (a) GAAP. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Guaranty shall be made, in accordance with GAAP, consistently applied.

         (b) FISCAL YEAR; QUARTER. References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Operating Partnership.

                                      ARTICLE II

                                 GUARANTY PROVISIONS

         2.01. GUARANTY OF LOAN.

         (a) Guarantor absolutely, unconditionally and irrevocably guaranties to Agent and the Lenders the full payment and performance of the Guarantied Indebtedness and unconditionally agrees to pay to Agent and the Lenders the full amount of the Guarantied Indebtedness in accordance with this Guaranty. This is a guaranty of payment, not of collection.

         (b) If Acquisition Sub (i) fails to pay the Guarantied Indebtedness in full on the Scheduled Maturity Date thereof; (ii) fails to pay the Guarantied Indebtedness in full within ten (10) Business Days after acceleration of maturity thereof and demand for payment thereof by Agent to Acquisition Sub, other than as described in clause (iii) below, or (iii) fails to pay the Guarantied Indebtedness in full immediately upon acceleration of maturity thereof as a result of any Credit Agreement Event of Default described in Section 8.01(f) or 8.01(g) of the Acquisition Sub Credit Agreement (but only in the case of the occurrence of any of the events described therein with respect to the Acquisition Sub, the Operating Partnership or the REIT), Guarantor shall, in lawful money of the United States, pay to Agent and the Lenders, on demand, all sums due and owing on the Guarantied Indebtedness. If the amount outstanding under the Guarantied Indebtedness is determined by a court of competent jurisdiction or in any arbitration proceeding described in
Section 10.17 of the Acquisition Sub Credit Agreement, that determination shall be conclusive and binding on Guarantor, regardless of whether Guarantor was a party to the proceeding in which the determination was made or not.

         2.02 REVIVAL AND REINSTATEMENT. If Agent or any Lender is required to pay, return or restore to Acquisition Sub or any other person any amounts previously paid on the Guarantied Indebtedness because of any Insolvency Proceeding of Acquisition Sub or any other reason, the obligations of Guarantor shall be reinstated and revived and the rights of Agent and such Lender shall continue with regard to such amounts, all as though they had never been paid.

    2.03 ADDITIONAL AND INDEPENDENT OBLIGATIONS. Guarantor's obligations under this Guaranty are in addition to its obligations under any future guaranties, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Agent and consented to by the Lenders. Guarantor's obligations under this Guaranty are independent of those of Acquisition Sub on the Guarantied Indebtedness. Except as provided in
Section 2.01(b)(i), Agent or the Lenders may bring a separate action, or commence a separate arbitration proceeding, against Guarantor without first proceeding against Acquisition Sub, any other Guarantor or person or any security that Agent or any Lender may hold, and without pursuing any other remedy. None of Agent's or any Lender's rights under this Guaranty shall be exhausted by any action by Agent or any Lender until the Guarantied Indebtedness has been paid and performed in full in cash.

    2.04 OBLIGATIONS IN RESPECT OF RESTRICTED CASH.

    (a) If at any time (i) the REIT or the Operating Partnership shall make any public or private issuance of Stock (or partnership units) for cash or Cash Equivalents (other than for Excluded Proceeds) or (ii) incur Indebtedness for borrowed money (other than for Excluded Proceeds) or (iii) the REIT, the Operating Partnership or any Subsidiary (other than the Acquisition Sub) shall make any Disposition of any Property for cash or Cash Equivalents (other than for Excluded Proceeds), the REIT shall (A) notify the Agent of such issuance, incurrence or Disposition (including the amount of the estimated Net Issuance Proceeds or Net Sale Proceeds thereof) and (B) immediately upon the receipt by the Operating Partnership or the REIT of such Net Issuance Proceeds or receipt by the Operating Partnership, the REIT or such Subsidiary of such Net Sale Proceeds, the REIT shall cause such Net Issuance Proceeds and Net Sale Proceeds, to be contributed to the Operating Subsidiary, and the Operating Partnership shall deposit, as collateral for the obligations of all Guarantors under this Guarantor, such Net Issuance Proceeds and Net Sale Proceeds, whether received by it directly or by contribution from the REIT, (together with all interest and earnings thereon, "Restricted Cash"), into an interest bearing deposit account (the "Restricted Cash Account") established with and pledged to the Agent for the ratable benefit of the Lenders pursuant to documentation in form and substance satisfactory to the Agent and the Requisite Lenders, until the balance in the Restricted Cash Account shall equal the outstanding amount of the Guarantied Indebtedness together with all interest accrued but unpaid thereon and all interest reasonably projected by the Agent to accrue thereon through the Maturity Date of the Guarantied Indebtedness, whereupon no further such deposits shall be required to be so made.

    (b) The Operating Partnership hereby grants a perfected first priority security interest in favor of the Agent for the ratable benefit of the Lenders in all Restricted Cash and in the Restricted Cash Account and all sums at any time held, deposited or invested therein, together with any interest or other earnings thereon, and all proceeds thereof, whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities, together with all rights of a secured party with respect thereto (even if no further documentation is requested by the Agent or the Requisite Lenders or executed by the Operating Partnership with respect thereto). The Operating Partnership shall execute such additional documents as the Agent or the Requisite Lenders in their discretion may require and shall provide all other documents requested by the Agent or the Requisite Lenders to evidence or perfect the Agent's first priority security interest in such Restricted Cash Account and to grant to the Agent dominion and control over the Restricted Cash Account. The Restricted Cash Account shall be held in the name of the Operating Partnership as debtor, with the Agent as secured party for the ratable benefit of the Lenders.

    (c) All interest earned on the Restricted Cash Account shall be retained in the Restricted Cash Account subject to the Operating Partnership's withdrawal rights set forth herein. The Operating Partnership shall treat all interest earned on the Restricted Cash Account as its income for federal and state income tax purposes.

    (d) Until the Guarantied Indebtedness shall have been paid in full, no Restricted Cash shall be withdrawn from the Restricted Cash Account by the Operating Partnership except for purposes of contributing capital to the Acquisition Sub in amounts necessary to satisfy the prepayment obligations of the Acquisition Sub under Section 2.06 of the Acquisition Sub Credit Agreement, and provided that the amounts so contributed are actually used for such purposes.

    (e) Upon the occurrence and during the continuation of a Guarantor Event of Default, and provided that Agent shall have given to the Acquisition Sub, pursuant to and to the extent required by Section 2.01(b) of this Guaranty, the 10 Business Days notice referred to therein, the Agent may (and, upon the instruction of the Requisite Lenders, shall):

         (i) without any advertisement or notice to or authorization from the Operating Partnership or any other Person (all of which advertisements, notices and/or authorizations are hereby expressly waived), withdraw, sell or otherwise liquidate all Restricted Cash and apply the proceeds thereof to the unpaid obligations of all Guarantors under this Guaranty in such order as the Requisite Lenders may elect in their sole discretion, without liability for any loss (including as a result of any sale or liquidation of any account including such Restricted Cash before maturity) and the Operating Partnership and the REIT hereby consents to any such withdrawal and application as a commercially reasonable disposition of such Restricted Cash and agrees that such withdrawal shall not result in satisfaction of the obligations of all Guarantors under this Guaranty except to the extent the amounts are applied to such sums;

         (ii) without any advertisement or notice to or authorization from the REIT (all of which advertisements, notices and/or authorizations are hereby expressly waived), notify any account debtor on any such Restricted Cash to make payment directly to the Agent;

         (iii) foreclose upon all or any portion of such Restricted Cash or otherwise enforce the Agent's security interest in any manner permitted by law or provided for in this Agreement;

         (iv) sell or otherwise dispose of all or any portion of such Restricted Cash at one or more public or private sales, whether or not such Restricted Cash is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Requisite Lenders may determine;

         (v) recover from the Operating Partnership all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by the Agent in exercising any right, power or remedy provided by this section or by law; and

         (vi) exercise any other right or remedy available to the Agent or the Lenders under applicable law or in equity.

                                     ARTICLE III

                    FURTHER PROVISIONS IN RESPECT OF THE GUARANTY

         3.01 RIGHTS OF AGENT AND THE LENDERS. Guarantor authorizes Agent or any Lender to perform any or all of the following acts at any time in its sole discretion, all without notice to Guarantor and without affecting Guarantor's obligations under this Guaranty:

    (a) Agent or the Requisite Lenders may alter any terms of the Guarantied Indebtedness or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Guarantied Indebtedness or any part of it.

    (b) Agent or any Lender may take and hold security for the Guarantied Indebtedness or this Guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

    (c) Upon any Credit Agreement Event of Default or Guarantor Event of Default, Agent or any Lender may direct the order and manner of any sale of all or any part of any security now or later to be held for the Guarantied Indebtedness or this Guaranty, respectively, and Agent or any Lender may also bid at any such sale.

    (d) Agent or any Lender may apply any payments or recoveries from Acquisition Sub, Guarantor or any other source, and any proceeds of any security, to Acquisition Sub's obligations under the Loan Documents in such manner, order and priority as Agent or such Lender may elect, whether or not those obligations are guarantied by this Guaranty or secured at the time of the application.

    (e) Agent or any Lender may substitute, add or release any one or more Guarantors, other guarantors or endorsers.

    (f) In addition to the Guarantied Indebtedness, Agent or any Lender may extend other credit to Acquisition Sub or any other Guarantor, and may take and hold security for the credit so extended, all without affecting Guarantor's liability under this Guaranty.

         3.02 GUARANTY TO BE ABSOLUTE. Guarantor expressly agrees that until the Guarantied Indebtedness is paid and performed in full and each and every term, covenant and condition of this Guaranty is fully performed, Guarantor shall not be released by or because of:

        (a) Any act or event which might otherwise discharge, reduce, limit or modify Guarantor's obligations under this Guaranty;

        (b) Any waiver, extension, modification, forbearance, delay or other act or omission of Agent or any Lender, or its failure to proceed promptly or otherwise as against Acquisition Sub, Guarantor or any security;

        (c) Any action, omission or circumstance which might increase the likelihood that Guarantor may be called upon to perform under this Guaranty or which might affect the rights or remedies of Guarantor as against Acquisition Sub;

        (d) Any dealings occurring at any time between Acquisition Sub and Agent or any Lender, whether relating to the Guarantied Indebtedness or otherwise; or

        (e) Any action of Agent or any Lender described in Section 3.01 above.

         Guarantor hereby acknowledges that absent this Section 3.02, Guarantor might have a defense to the enforcement of this Guaranty as a result of one or more of the foregoing acts, omissions, agreement, waivers or matters. Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Guaranty that the obligations of Guarantor under it shall be absolute and unconditional under any and all circumstances.

                                  ARTICLE IV
                   WAIVERS AND SUBORDINATION BY GUARANTOR

         4.01   GUARANTOR'S WAIVERS.  Guarantor waives:

        (a) All statutes of limitations as a defense to any action or proceeding brought against Guarantor by Agent or any Lender, to the fullest extent permitted by law;

        (b) Except as expressly provided in Section 2.01(b)(i), any right it may have to require Agent or any Lender to proceed against Acquisition Sub, proceed against or exhaust any security held from Acquisition Sub, or pursue any other remedy in Agent's or any Lender's power to pursue;

        (c) Any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Acquisition Sub;

        (d) Any defense based on: (i) any legal disability of Acquisition Sub, (ii) any release, discharge, modification, impairment or limitation of the liability of Acquisition Sub to Agent or any Lender from any cause, whether consented to by Agent or any Lender or arising by operation of law or from any Insolvency Proceeding and (iii) any rejection or disaffirmance of the Guarantied Indebtedness, or any part of it, or any security held for it, in any such Insolvency Proceeding;

        (e) Any defense based on any action taken or omitted by Agent or any Lender in any Insolvency Proceeding involving Acquisition Sub, including any election to have Agent's or that Lender's claim allowed as being secured, partially secured or unsecured, any extension of credit by Lender to Acquisition Sub in any Insolvency Proceeding, and the taking and holding by Agent or any Lender of any security for any such extension of credit;

        (f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind except for any demand or notice by Agent or any Lender to Guarantor expressly provided for in Section 2.01;

        (g) Any defense based on or arising out of any defense that Acquisition Sub may have to the payment or performance of the Guarantied Indebtedness or any part of it; and

        (h) Any defense based on or arising out of any action of Agent or any Lender described in Article III above.

         4.02   WAIVERS OF SUBROGATION AND OTHER RIGHTS.

        (a) During the existence of any Credit Agreement Event of Default, Agent or any Lender, without prior notice to or consent of Guarantor, may elect to: (i) foreclose either judicially or nonjudicially against any security it may hold for the Guarantied Indebtedness, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Guarantied Indebtedness or any part of it or make any other accommodation with Acquisition Sub or Guarantor, or (iv) exercise any other remedy against Acquisition Sub or any security. No such action by Agent or any Lender shall release or limit the liability of Guarantor, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Acquisition Sub for any sums paid to Agent or any Lender, whether contractual or arising by operation of law or otherwise. Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any property to be held by Agent or any Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Guarantied Indebtedness.

        (b) Regardless of whether Guarantor may have made any payments to Lender, Guarantor hereby absolutely, irrevocably and unconditionally, now and forever, waives, releases and covenants not to sue Acquisition Sub, any shareholder thereof or any other Guarantor in respect of: (i) all rights of restitution, subrogation, exoneration, indemnification and contribution, all rights to collect reimbursement and all other rights, howsoever denominated, to recover from Acquisition Sub, any shareholder thereof or any Guarantor any sums paid to Agent or any Lender whether pursuant hereto or otherwise paid on the Guarantied Indebtedness, and any other rights arising from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any Collateral Document, (ii) all rights to enforce any remedy that the Agent or any Lender may have against Acquisition Sub, (iii) all rights to participate in any security now or later to be held by Agent or any Lender for the Guarantied Indebtedness, and (iv) all rights to require Acquisition Sub to perform the Guarantied Indebtedness; in each case whether now existing or hereafter arising and whether contractual or arising in equity, by statute, common law or otherwise by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise. The foregoing waivers, releases and covenants are a material part of the consideration to the Lenders for extending the credit under the Acquisition Sub Credit Agreement to the Acquisition Sub and may be enforced by and inure to the benefit of Agent, each Lender, Acquisition Sub, its shareholders and each other Guarantor from time to time.

        (c) Guarantor waives all rights and defenses arising out of an election of remedies by the Agent or any Lender, even though that election of remedies may affect Guarantor's rights of subrogation and reimbursement against the Acquisition Sub by the operation of law or otherwise.

         4.03 INFORMATION REGARDING BORROWER. Before signing this Guaranty, Guarantor investigated the financial condition and business operations of Acquisition Sub and such other matters as Guarantor deemed appropriate to assure itself of Acquisition Sub's ability to discharge its obligations under the Loan Documents. Guarantor assumes full responsibility for that due diligence, as well as for keeping informed of all matters which may affect Acquisition Sub's ability to pay and perform its obligations to the Agent and the Lenders. Neither Agent nor any Lender has any duty to disclose to Guarantor any information which such party may have or receive about Acquisition Sub's financial condition, business operations, or any other circumstances bearing on its ability to perform.

         4.04 SUBORDINATION. Any rights of Guarantor, whether now existing or later arising, to receive payment on account of any indebtedness (including interest) owed to it by Acquisition Sub or to receive any payment from Acquisition Sub shall at all times be subordinate as to lien and time of payment and in all other respects to the full and prior repayment of the Guarantied Indebtedness. Guarantor shall not be entitled to enforce or receive payment of any sums hereby subordinated until the Guarantied Indebtedness has been paid and performed in full and any such sums received in violation of this Guaranty shall be received by Guarantor in trust for the Agent and the Lenders.

                               ARTICLE V
                     REPRESENTATIONS AND WARRANTIES

         Guarantor represents and warrants to the Agent and each Lender that:

         5.01   EXISTENCE AND POWER.  Guarantor:

        (a) ORGANIZATION. Is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

        (b) POWER AND AUTHORITY. Has the power and authority and all governmental licenses, authorizations, consents and approvals to own its Properties, to carry on its business and to execute, deliver, and perform its obligations under, this Guaranty, the Collateral Documents to which it is a party and the Organizational Documents of the Acquisition Sub to which it is a party;

        (c) DUE QUALIFICATION. Is duly qualified as a foreign corporation, partnership, trust or other organization, and licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of its Properties or the conduct of its business requires such qualification; and

        (d) COMPLIANCE WITH LEGAL REQUIREMENTS. Is in compliance with all Requirements of Law applicable to it.

         5.02 AUTHORIZATION; NO CONFLICT. The execution, delivery and performance by Guarantor of this Guaranty, any Collateral Document and the Organi-zational Documents of the Acquisition Sub to which such Person is party, have been duly authorized by all necessary partnership, corporate or other organizational action, and do not and will not:

        (a) ORGANIZATIONAL DOCUMENTS. Contravene the terms of any of such Person's Organizational Documents;

        (b) CONTRACTUAL OBLIGATIONS. Conflict with, or result in any breach or contravention of, or the creation of any Lien (other than pursuant to the Collateral Documents) under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Properties are subject; or

        (c) REQUIREMENTS OF LAW. Violate any material Requirement of Law applicable to it.

         5.03 GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority (except for recordings in connection with the Liens granted to the Agent under the Collateral Documents) is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Guarantor of this Guaranty, any of the Collateral Documents or the Organizational Documents of the Acquisition Sub.

         5.04 BINDING EFFECT. This Guaranty and each Collateral Document to which Guarantor is a party constitute the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         5.05   LITIGATION.  Except as specifically disclosed in SCHEDULE
5.05 of the Operating Partnership Credit Agreement, there are no actions, suits, proceedings, claims or disputes pending, or to the Knowledge of the REIT, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against Guarantor, any Management Entity, any of their Subsidiaries or any of their respective Properties, which (a) purport to affect or pertain to this Guaranty, or any Collateral Document, or any of the transactions contemplated hereby or thereby, or (b) if determined adversely to any such Person, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any other order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Guaranty or any Collateral Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

5.06 SUBSIDIARIES; INTERESTS IN OTHER ENTITIES; CHANGES IN ORGANIZATIONAL STRUCTURE. Except for the NHP Interests, neither the Operating Partnership, nor the REIT, nor any of their respective Subsidiaries has any interest in any corporation, partnership or other entity, except as disclosed in the Organizational Chart and except for Subsidiaries or Unconsolidated Partnerships hereafter formed or acquired in compliance with Section 7.07 and except for changes permitted under Sections 7.06, 7.07 and 7.08 hereof.

         5.07 FINANCIAL CONDITION. All financial statements delivered by the REIT hereunder: (a) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (b) are complete, accurate and fairly present the financial condition of the REIT as of the dates thereof and results of operations for the periods covered thereby.

         5.08 REGULATED ENTITIES. No Guarantor is (a) an "investment company" within the meaning of the Investment Operating Partnership Act of 1940; or (b) subject to regulation under the Public Utility Holding Operating Partnership Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness. Each Guarantor has, to the extent required under Regulation G of the Federal Reserve Board, registered with such Board. The incurrence by any Guarantor of its obligations hereunder does not violate Regulations G, U or X of said Board.

         5.09 REIT AND TAX STATUS; STOCK EXCHANGE LISTING. The REIT currently has REIT Status and has maintained REIT Status on a continuous basis since its formation. The shares of common Stock of the REIT are listed on the NYSE.

         5.10 NO GUARANTOR DEFAULT. No Guarantor Default or Guarantor Event of Default exists or would result from the incurring of any obligations hereunder by the Guarantors. None of the Guarantors is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such other defaults, would reasonably be expected to have a Material Adverse Effect.

         5.11   [INTENTIONALLY DELETED].

         5.12 FULL DISCLOSURE. None of the representations or warranties made by the Guarantors herein or in the Collateral Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in each exhibit, report, statement or certificate furnished by or on behalf of any such Person in connection with the Collateral Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading. There is no fact, to the Knowledge of the REIT, which materially and adversely affects the business, operations, properties, assets or condition (financial or otherwise) of the Operating Partnership, the REIT, the Management Entities, or any of the Subsidiaries which has not been disclosed herein or in other documents, certificates and statements furnished to the Agent and each Lender hereunder or pursuant hereto. The copies of all documents delivered to the Agent and/or the Lenders from time to time in connection with this Guaranty are and shall be true and complete copies of the originals thereof and have not been or shall not be amended except as disclosed to the Agent and/or the Lenders, as applicable.

         5.13 REPRESENTATIONS IN THE ACQUISITION SUB CREDIT AGREEMENT. All of the representations and warranties of the Acquisition Sub in the Acquisition Sub Credit Agreement are true and correct.

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

         As further consideration for this Guaranty, the REIT covenants and agrees that, so long as the Guarantied Indebtedness shall remain unpaid or unsatisfied, unless the Requisite Lenders waive compliance in writing:

         6.01 FINANCIAL INFORMATION. The REIT shall deliver to the Agent and to each Lender, in form and detail satisfactory to the Agent and the Lenders;

        (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than ninety (90) days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the REIT as of the end of such year and the related consolidated statements of operations, stockholders' equity (where applicable) and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, including the REIT's SEC Form 10K for such period, and accompanied by the unqualified opinion of a nationally-recognized independent public accounting firm stating that such consolidated financial statements present fairly the financial position for the periods indicated, in conformity with GAAP, and applied on a basis consistent with prior years;

        (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than forty-five (45) days after the end of each of the first three
(3) fiscal quarters of each year, a copy of the unaudited consolidated balance sheet of the REIT as of the end of such quarter and the related consolidated statements of operations, stockholders' equity (where applicable) and cash flows for the period commencing on the first day and ending on the last day of such quarter, including the REIT's SEC Form 10Q for such period, and accompanied by a certificate signed by at least two (2) Responsible Officers stating that such financial statements are complete and correct and present fairly the financial position for the periods indicated, in conformity with GAAP for interim financial statements, and applied on a basis consistent with prior quarters; and

        (c) FINANCIAL STATEMENTS AND OTHER INFORMATION FOR NHP. Until the NHP Combination Date, within five (5) days after the receipt thereof by the Acquisition Sub, the REIT, the Operating Partnership or any Subsidiary thereof, such periodic, quarterly, annual and special financial statements, reports, proxy statements and other information as may be received by any such Person in its capacity as a shareholder in NHP, and within five (5) days after the delivery of any thereof by any such Person, copies of any reports, proxy statements, tender or exchange offers or other information provided by such Person to NHP or to the shareholders thereof to the SEC in respect of such Person's ownership of or intentions or proposals with respect to NHP.

         6.02 CERTIFICATES; OTHER INFORMATION. The REIT shall furnish to the Agent with sufficient copies for each Lender:

        (a) ACCOUNTING CERTIFICATES. Concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of the independent certified public accountants reporting on such financial statements stating that, in making the examination necessary therefor, no knowledge was obtained of any Guarantor Default or Guarantor Event of Default, except as specified in such certificate;

        (b) OFFICERS' CERTIFICATES. Concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and 6.01(b) above, a compliance certificate, substantially in the form of EXHIBIT A, signed by at least two (2) Responsible Officers (i) stating that, to the best of such officers' knowledge, each of the REIT, the Operating Partnership and their respective Subsidiaries, during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Guaranty and the other Collateral Documents to be observed, performed or satisfied by it, and that such officers have no knowledge of any Guarantor Default or Guarantor Event of Default except as specified in such certificate; and (ii) showing in detail the calculations supporting such statement for such period in respect of the covenants in Section 7.09 and 7.15;

        (c) PERIODIC REPORTS AND FILINGS; PRESS RELEASES. Promptly after the same are sent or released, copies of all reports, proxy statements and financial statements which the REIT sends to its shareholders and copies of all press releases made by the Operating Partnership and the REIT, promptly after the same are filed, copies of all financial statements and regular, periodical or special reports which the REIT may make to, or file with, the SEC or any successor or similar Governmental Authority and promptly after the same are received, copies of any reports prepared by analysts for or with respect to the Operating Partnership or the REIT;

        (d) ACCOUNTANTS' REPORTS. Promptly after the same are received, copies of all reports which the independent certified public accountants of the Operating Partnership or the REIT deliver to the Operating Partnership or the REIT; and

        (e) OTHER INFORMATION. Promptly, revisions to the Organizational Chart and such additional financial and other information as the Agent may from time to time reasonably request.

         6.03 NOTICES. The REIT shall promptly (and in no event later than ten (10) days after the REIT has reason to know of the same) notify the Agent and each Lender of:

        (a) GUARANTOR DEFAULT; GUARANTOR EVENT OF DEFAULT. The occurrence of any Guarantor Default or Guarantor Event of Default, and of the occurrence or existence of any event or circumstance that is likely to become a Guarantor Default or Guarantor Event of Default. Each notice under this
Section 6.03(a) shall describe with particularity the clause or provision of this Guaranty or other Collateral Documents that have been breached or violated;

        (b) LITIGATION. The commencement of, or any material development in, any litigation, arbitration or proceeding affecting the REIT, the Operating Partnership, any Management Entity or any Subsidiary (i) in which the amount of damages claimed is $2,000,000 or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, (iii) in which the relief sought is an injunction or other stay of the performance of any Loan Document or (iv) required to be reported to the SEC pursuant to the Exchange Act;

        (c) ENVIRONMENTAL MATTERS. (i) Any and all material enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Operating Partnership, the REIT, any Management Entity or any of their Subsidiaries or any of their Properties pursuant to any Environmental Laws, (ii) all other material Environmental Claims, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the Properties of the Operating Partnership, the REIT, any Management Entity or any of their Subsidiaries that could reasonably be anticipated to cause such Properties (or any portion thereof) to be subject to any material restrictions on ownership, occupancy, transferability or use under any Environmental Laws;

        (d) ERISA. The occurrence of any of the following ERISA events affecting the REIT or any member of its Controlled Group, together with a copy of any notice with respect to such event that may be required to be filed with any Governmental Authority and any notice delivered by a Governmental Authority to the REIT or any member of its Controlled Group with respect to such event:

               (i) an ERISA Event where the aggregate liability is likely to exceed $1,000,000;

               (ii) the adoption of any new Plan that is subject to Title IV of ERISA or Section 412 of the Code by any member of the Controlled Group;

               (iii) the adoption of any amendment to a Plan that is subject to Title IV of ERISA or Section 412 of the Code, if such amendment results in a material increase in benefits or unfunded liabilities; or

               (iv) the commencement of contributions by any member of the Controlled Group to any Plan that is subject to Title IV of ERISA or Section 412 of the Code;

        (e) MATERIAL ADVERSE EFFECTS. The occurrence of any act, omission, change or event which has a Material Adverse Effect subsequent to the date of the most recent audited financial statements of the Operating Partnership and the REIT delivered to the Agent pursuant to Section 6.01(a);

        (f) MATERIAL TRANSACTIONS OR OCCURRENCES. The consummation of any material Investment or Disposition, of any material issuance of Stock of the REIT (other than upon the tender of any Units for redemption or upon the conversion of any shares of the REIT's Class B Common Stock into shares of the REIT's Class A Common Stock) or Units, of any incurrence of material Indebtedness or of any other material transaction entered into, or the commencement of any material Development Activity, by the Operating Partnership, the REIT, any Management Entity or any of their Subsidiaries, including, without limitation, any material occurrences or developments (including, without limitation, the satisfaction of applicable conditions precedent) in connection with the transactions contemplated by the NHP Merger Agreement; and any change in any executive officer of the REIT.

        (g) FAILURE TO QUALIFY AS A REIT. The failure of the REIT to maintain REIT Status or of any Subsidiary of the REIT to maintain its status as a qualified REIT subsidiary under the Code;

        (h) ACCOUNTING CHANGES. Any material change in the Operating Partnership's or the REIT's accounting policies or financial reporting practices; and

        (i) CROSS-DEFAULT. Any notice received by the Operating Partnership, the REIT, any Management Entity or any of their Subsidiaries of any default under any Indebtedness or Guaranty Obligation described in
Section 8.01(e). Each notice pursuant to this section shall be accompanied by a written statement, signed by at least two (2) Responsible Officers, setting forth details of the occurrence referred to therein and the provisions of this Guaranty affected, and stating what action the Operating Partnership or the REIT proposes to take with respect thereto; and

        (j)     CERTAIN TRANSACTIONS.

               (i) On July 3, 1997, a notice setting forth the AIMCO Gross Asset Value as of June 30, 1997; the amount of any increase in the AIMCO Gross Asset Value , if any, during the period from March 31, 1997 to June 30, 1997 (other than any increase resulting from Excluded Proceeds); and the sum of the Net Issuance Proceeds plus Net Sale Proceeds (other than Excluded Proceeds) received during such period.

               (ii) On October 3, 1997, a notice setting forth the AIMCO Gross Asset Value as of September 30, 1997; the amount of any increase in AIMCO Gross Asset Value, if any, from March 31, 1997 to September 30, 1997 (other than any increase resulting from Excluded Proceeds); and the sum of the Net Issuance Proceeds plus Net Sale Proceeds (other than Excluded Proceeds) received during such period.

         6.04 PRESERVATION OF EXISTENCE, ETC.; MAINTENANCE OF PROPERTY; INSURANCE; PAYMENT OBLIGATIONS; COMPLIANCE WITH LAWS. The REIT and the Operating Partnership shall perform all of the covenants and agreements set forth in Sections 6.04, 6.05, 6.06, 6.07, 6.08 and 6.09 of the Operating Partnership Credit Agreement, each of which is incorporated herein by this reference.

         6.05 MAINTENANCE OF REIT STATUS; STOCK EXCHANGE LISTING. The REIT shall at all times maintain its REIT Status and maintain its common Stock listed on the NYSE, the American Stock Exchange, or Nasdaq Stock Exchange. The REIT shall cause each Wholly-Owned Subsidiary to comply with all requirements applicable under the Code to REIT subsidiaries.

         6.06 INSPECTION OF PROPERTY AND BOOKS AND RECORDS. The REIT shall maintain, and shall cause the Operating Partnership, the Management Entities and each of their Subsidiaries to maintain, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the Properties and business of the REIT, the Operating Partnership, the Management Entities and each of their Subsidiaries. The REIT shall permit, and shall cause the Operating Partnership, the Management Entities and each of their Subsidiaries to permit, representatives of the Agent or any Lender to visit and inspect any of their respective Properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the REIT and at any time during normal business hours and as often as may be reasonably desired, upon no less than forty-eight (48) hours advance notice to the REIT; PROVIDED, HOWEVER, when a Guarantor Event of Default exists, the Agent or any Lender may visit and inspect at the expense of the REIT such Properties at any time during business hours and without advance notice.

         6.07   FURTHER ASSURANCES.

        (a) FULL DISCLOSURE. The REIT will ensure that all other written information, exhibits and reports furnished to any Agent or Lender by the Operating Partnership, the REIT, any Management Entity or any of their Subsidiaries do not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Lenders and correct any defect or error that may be discovered therein or in this Guaranty or any Collateral Document or in the execution, acknowledgment or recordation thereof.

        (b) FURTHER ACTS. Promptly upon request by the Agent or the Requisite Lenders, the REIT shall (and shall cause the Operating Partnership, each Management Entity and each of their Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, deeds of trust, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments that the Agent or such Lenders, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Guaranty or any Collateral Document,
(ii) to subject to the Liens created by any of the Collateral Documents any of the Collateral, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or onw or hereafter intended to be granted under any Loan Document, or any other document executed in connection herewith or therewith.

         6.08 COMMUNICATION WITH ACCOUNTANTS. If any Guarantor Event of Default is continuing, the REIT authorizes the Agent and any Lender to communicate directly with the REIT's and the Operating Partnership's independent accountants and authorizes such accountants to disclose to such Persons any and all financial statements and other information of any kind, including the substance of any oral information or conversation that such accountants may have with respect to the business, financial condition and other affairs of the REIT and the Operating Partnership.

         6.09 SOLVENCY. The REIT shall at all times be, and shall cause the Operating Partnership to be, Solvent.

         6.10   REFINANCING ACTIVITIES.

        (a) In order to further assure to the Agent and the Lenders the full repayment of the Guarantied Indebtedness, the REIT hereby agrees that, in the event that the Guarantied Indebtedness shall not have been paid in full on or prior to the date which is five (5) months after the Closing Date, the REIT shall use best efforts promptly to raise capital (either through the offering of stock (whether common or preferred, and whether publicly or in private placements) or the sale or refinancing of Properties), in order to cause the Guarantied Indebtedness to be repaid as soon as possible and in any event prior to the maturity of the Guarantied Indebtedness.

        (b) Without limiting the foregoing, in the event that the Guarantied Indebtedness shall not have been paid in full on or prior to the date which is five (5) months after the Closing Date, the REIT and the Operating Partnership shall accept the terms and pricing presented to them by SBI of a transaction to issue common Stock, preferred Stock and/or Indebtedness of the REIT or the Operating Partnership in an amount which would be sufficient to pay the Guarantied Indebtedness in full on or prior to the Maturity Date, and shall cause such transaction to be consummated on or prior to the Maturity Date.

                                ARTICLE VII
                             NEGATIVE COVENANTS

         As further consideration for this Guaranty, the REIT hereby covenants and agrees that, so long as any of the Guarantied Indebtedness shall remain unpaid or unsatisfied, unless the Requisite Lenders waive compliance in writing:

     7.01 LIENS. Neither the Operating Partnership, nor the REIT, nor any Management Entity, nor any of their Subsidiaries shall, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its Property, whether now owned or hereafter acquired, other than Permitted Liens. Nothing contained in this Guaranty shall restrict the granting of Liens by the Acquisition Sub unless such Liens are prohibited under the Acquisition Sub Credit Agreement.

     7.02   INDEBTEDNESS.  Neither the Operating Partnership, nor the
REIT, nor any Management Entity, nor any of their Subsidiaries shall create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness except Permitted Indebtedness. Nothing contained in this Section 7.02 shall be deemed to excuse any lack of compliance by Operating Partnership, the REIT, or any Subsidiary with the terms of Section 7.15 below.

         7.03 CONTINGENT OBLIGATIONS. Neither the Operating Partnership, nor the REIT, nor any of their Subsidiaries shall create, incur, assume or suffer to exist any Contingent Obligations except as permitted under Section
7.03 of the Operating Partnership Credit Agreement, which is incorporated herein by this reference.

         7.04 LEASE OBLIGATIONS. Neither the Operating Partnership, nor the REIT, nor any of their Subsidiaries shall create or suffer to exist any obligations for the payment of rent for any Property under a lease or agreement to lease that is not a Capital Lease, except as permitted under
Section 7.04 of the Operating Partnership Credit Agreement, which is incorporated herein by this reference.

         7.05   DISPOSITION OF PROPERTIES.  Neither the Operating
Partnership, nor the REIT, nor any of their Subsidiaries shall, directly or indirectly:

        (a) make any Disposition of its interest in any Management Entity, or enter into any agreement to do so; or

        (b) make any Disposition of any other Property, or enter into any agreement to do so, unless in the case of this clause (b) such Disposition is at fair market value, and at the time of the Disposition no Guarantor Event of Default exists.

         Nothing contained in this Guaranty shall restrict Dispositions by the Acquisition Sub unless such Dispositions are prohibited under the Acquisition Sub Credit Agreement.

         7.06 CONSOLIDATIONS AND MERGERS. Neither the Operating Partnership, nor the REIT, nor any of their Subsidiaries shall merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Properties (whether now owned or hereafter acquired) to or in favor of any Person; except as permitted under Section

7.06 of the Operating Partnership Credit Agreement, which is incorporated herein by this reference.

         7.07   LIQUIDATIONS; MATERIAL ORGANIZATION CHANGES; NEW
SUBSIDIARIES. The REIT and the Operating Partnership shall perform all of the covenants and agreements set forth in Section 7.07 of the Operating Partnership Credit Agreement, which is incorporated herein by this reference.


         7.08 INVESTMENTS. Neither the Operating Partnership, nor the REIT, nor any Management Entity, nor any of their Subsidiaries shall directly or indirectly own or acquire any assets or make any Investments (or incur any Contractual Obligation or enter into any letter of intent to make any Investments) other than:

        (i)     cash and Cash Equivalents;

        (ii) multi-family apartment projects in fee simple or partnership or joint venture interests therein;

        (iii) ownership interests in Management Entities, provided in each case the same are engaged in managing multi-family apartment projects;

        (iv) prior to the NHP Combination Date, the ownership of Stock in NHP by Acquisition Sub (it being understood that no Affiliate of AIMCO other than the Acquisition Sub or, to the extent expressly permitted in the Operating Partnership Credit Agreement, the Merger Sub, shall acquire any Stock in NHP); and

        (v) other assets not described elsewhere in this Section 7.08, provided that the aggregate Carrying Value of such interests shall not at any time exceed twenty-five percent (25%) of the Carrying Value of the total assets owned by the Operating Partnership, the REIT, and their Subsidiaries.

         7.09   RESTRICTED PAYMENTS AND DEMANDS.

        (a) Neither the Operating Partnership nor the REIT shall declare or make, or permit any of their respective Subsidiaries to declare or make, any distribution of any Properties, including cash, rights, obligations, or partnership interests or units, on account of any partnership interests, Units or Stock, or purchase, redeem or otherwise acquire for value any of its partnership interests, Units or Stock, now or hereafter outstanding to any Person other than the Operating Partnership, the REIT or a Wholly-Owned Subsidiary, (all of the foregoing, collectively, "distributions"), except
(a) for the exchange of common Stock of the REIT for Units; (b) that if no Guarantor Default or Guarantor Event of Default exists under Section 8.01(a) or under Section 8.01(c) as a result of a breach of Section 7.15, the REIT, the Operating Partnership and all such Subsidiaries may make distributions during any twelve (12) month period in an amount in the aggregate which does not exceed the greater of 80% of Funds From Operations for such period or such amount as is necessary to maintain REIT Status.

        (b) Under no circumstances shall the REIT or the Operating Partnership permit any payment to be made with respect to Intra-Company Debt while any Guarantor Event of Default is continuing.

         7.10 TRANSACTIONS WITH AFFILIATES. Neither the Operating Partnership, nor the REIT, nor any Management Entity, nor any of their Subsidiaries shall enter into any transaction with any Affiliate of the Operating Partnership or of any such Person, except as permitted under
Section 7.10 of the Operating Partnership Credit Agreement, which is incorporated herein by this reference.

         7.11 SPECIAL COVENANTS RELATING TO THE REIT. The REIT shall perform all of the covenants and agreements set forth in Section 7.11 of the Operating Partnership Credit Agreement, which is incorporated herein by this reference.

         7.12 TAXATION OF THE OPERATING PARTNERSHIP. The Operating Partnership shall at all times be taxed as a partnership under the Code and not as an association taxable as a corporation.

         7.13 ERISA. The REIT shall perform all of the covenants and agreements set forth in Section 7.13 of the Operating Partnership Credit Agreement, which is incorporated herein by this reference.

         7.14 PREPAYMENTS. Neither the REIT nor the Operating Partnership nor any Subsidiary shall, while the Guarantied Indebtedness is outstanding, prepay any Indebtedness (other than the Guarantied Indebtedness and the Indebtedness outstanding from time to time under the Operating Partnership Credit Agreement and the Bridge Loan Agreement), unless the REIT shall have theretofore deposited with the Agent Restricted Cash in the maximum amount required under Section 2.04 of this Guaranty; provided, however, a prepayment of Indebtedness shall be permitted in connection with the refinancing thereof so long as the maximum principal amount of the loan so used to prepay any such Indebtedness does not exceed the amount of such Indebtedness being prepaid.

         7.15   FINANCIAL COVENANTS.

        (a) The REIT shall not permit the Net Worth of the REIT and its Subsidiaries on a consolidated basis to be less at any time than $400,000,000 plus 75% of the Net Issuance Proceeds of all issuances of Stock or Units after the Closing Date.

        (b) The REIT shall not permit the ratio of Consolidated Total Indebtedness to Gross Asset Value to exceed 0.60-to-1.00 at any time.

        (c) The REIT shall not permit the Consolidated EBITDA-to-Interest Ratio computed for any fiscal quarter or year to be less than 2.00-to-1.00.

        (d) The REIT shall not permit the Consolidated EBITDA-to-Fixed Charges Ratio computed for any fiscal quarter or year to be less than 1.80-to-1.00.

         7.16 ACCOUNTING CHANGES. Neither the Operating Partnership nor the REIT shall make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change its fiscal year.

                                 ARTICLE VIII
                               EVENTS OF DEFAULT

         8.01 GUARANTOR EVENT OF DEFAULT. Any of the following shall constitute a "Guarantor Event of Default":

        (a) NON-PAYMENT. Any Guarantor or any Common Stockholder shall fail to pay, when and as required to be paid herein or in the Collateral Documents, any amount payable hereunder or thereunder; or

        (b) REPRESENTATION OR WARRANTY. Any representation or warranty by any Guarantor or any Common Stockholder made or deemed made herein, in any Collateral Document, or in any certificate, document or financial or other statement by such Guarantor or any Common Stockholder or any Responsible Officer, furnished at any time under this Guaranty or in or under any Collateral Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

        (c) SPECIFIC GUARANTOR DEFAULTS. The REIT or the Operating Partnership shall fail to perform or observe any term, covenant or agreement binding upon it contained in Section 6.06, Section 6.10 and/or in Article VII; provided that, in the case of a violation of the terms governing the maximum amount of distributions during any twelve (12)-month period set forth in Section 7.09(b), such failure shall not constitute a Guarantor Event of Default if, by the end of the third month after such twelve (12)-month period, such violation no longer exists, so long as no distributions were made during such twelve (12)-month period in violation of the provisions of
Section 7.09(b) which prohibit distributions while certain Guarantor Defaults or Guarantor Events of Default exist; or

        (d) OTHER GUARANTOR DEFAULTS. Any Guarantor shall fail to perform or observe any other term or covenant contained in this Guaranty or any Collateral Document, and such default shall continue uncured for a period of 10 days after the earlier of (i) the date upon which a Responsible Officer knew or received written notice of such failure or (ii) the date upon which written notice thereof is given to the REIT by Agent or any Lender; or

       (e)      CROSS-DEFAULT.   The Acquisition Sub shall fail, after any
applicable cure period:

              (i) to make any payment (and which uncured failure to pay is continuing) in respect of any Indebtedness or Guaranty Obligation when due which in the aggregate exceeds $500,000 (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), other than a payment with respect to Intra-Company Debt where the obligee has not commenced pursuing its remedies; or

              (ii) to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Guaranty Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Guaranty Obligation to become payable or cash collateral in respect thereof to be demanded; or

        (f) BANKRUPTCY OR INSOLVENCY. The Operating Partnership, the REIT, any of their Subsidiaries, any Management Entity, any Common Stockholder or, at any time prior to the NHP Combination Date, NHP shall (i) become insolvent, or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily cease to conduct its business in the ordinary course; (iii) commence any Insolvency Proceeding with respect to itself; or (iv) take any action to effectuate or authorize any of the foregoing; or

        (g) INVOLUNTARY PROCEEDINGS. (i) Any Insolvency Proceeding shall be commenced or filed against the Operating Partnership, the REIT, any of their Subsidiaries, any Management Entity, any Common Stockholder or, at any time prior to the NHP Combination Date, NHP or any writ, judgment, warrant of attachment, execution or similar process, shall be issued or levied against a substantial part of such Person's Properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy; (ii) the Operating Partnership, the REIT, any of their Subsidiaries, any Management Entity, any Common Stockholder or, at any time prior to the NHP Combination Date, NHP shall admit the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Operating Partnership, the REIT, any of their Subsidiaries or any Management Entity, any Common Stockholder or, at any time prior to the NHP Combination Date, NHP shall acquiesce in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its Property or business; or

        (h) COLLATERAL DOCUMENTS. Any provision of any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to be valid and binding on or enforceable against the Person party thereto (except to the extent that the same results solely from an act or omission of the Agent or the Lenders), or such Person shall so state in writing or bring an action to limit its obligations or liabilities thereunder.

                                  ARTICLE IX
           ARBITRATION, REFERENCE, INDEMNIFICATION, OTHER REMEDIES

         9.01   REFERENCE AND ARBITRATION.

        (a) MANDATORY ARBITRATION. Any controversy or claim between or among the parties, including those arising out of or relating to this Guaranty or the Loan Documents and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration.
 The arbitration shall be conducted in New York, New York, in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Guaranty, and under the Commercial Rules of the American Arbitration Association (the "AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

        (b) PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision of this Section 9.01 shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration.

         9.02 INDEMNITY. Guarantor shall indemnify and hold harmless the Agent, each Lender and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") from and against and pay them for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs) of any kind or nature whatsoever with respect to the execution, delivery and enforcement of this Guaranty, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding related to this Guaranty, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); PROVIDED, that a Guarantor shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this
Section 9.02 shall survive payment of the Guarantied Indebtedness.

         9.03 MARSHALLING; PAYMENTS SET ASIDE. Neither the Agent nor any Lender shall be under any obligation to marshall any assets in favor of any Guarantor or any other Person or against or in payment of any or all of the obligations of such

Guarantor under this Guaranty. To the extent that any Guarantor makes a payment or payments to the Agent or any Lender, or the Agent or any Lender enforces its Liens or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party in connection with any Insolvency Proceeding, or otherwise, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         9.04 SETOFF. In addition to any rights and remedies of the Lenders provided by law, if a Guarantor Event of Default exists, then irrespective of whether the Agent or such Lender shall have made demand under this Guaranty and whether such obligations may be contingent or unmatured, each Lender is authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being hereby waived to the fullest extent permitted by law, to place a hold (in the full amount of the Guarantied Indebtedness) against any and all deposits (general or special, time or demand, provisional or final) at any time held by such Lender to or for the credit or the account of such Guarantor and, provided that Guarantor shall then be obligated to pay all sums due and owing on the Guarantied Indebtedness in accordance with Section 2.01(b) hereof, to set off and apply any and all such deposits and other indebtedness at any time owing to such Lender to or for the credit or the account of such Guarantor against any and all obligations owing to such Lender, now or hereafter existing. Each Lender agrees to promptly notify the affected Guarantor and the Agent after any such hold, setoff or application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 10.09 are in addition to the other rights and remedies (including other rights of setoff) that such Lender may have. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE, OR ATTEMPT TO EXERCISE, ANY RIGHT OF SETOFF, BANKER'S LIEN, OR THE LIKE, AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY GUARANTOR HELD OR MAINTAINED BY ANY LENDER, WITHOUT THE PRIOR WRITTEN CONSENT OF THE REQUISITE LENDERS.

                                  ARTICLE X
                                MISCELLANEOUS

         10.01 NO WAIVER; CONSENTS; CUMULATIVE REMEDIES. Each waiver by Agent or the Lenders must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from Agent's or any Lender's delay in exercising or failure to exercise any right or remedy against Acquisition Sub, Guarantor or any security. Consent by Agent or the Lenders to any act or omission by Acquisition Sub or Guarantor shall not be construed as a consent to any other or subsequent act or omission, or as a waiver of the requirement for Agent's or the Lenders' consent to be obtained in any future or other instance. All remedies of

Agent and each Lender against Acquisition Sub and Guarantor are cumulative. As among the Agent and the Lenders only, nothing contained in this Guaranty shall limit any of the approval rights of the Agent or the Lenders set forth in the Loan Documents.

         10.02 NO RELEASE. Guarantor shall not be released, in whole or in part, from its obligations under this Guaranty except by a writing signed by Agent and all the Lenders.

         10.03 HEIRS, SUCCESSORS AND ASSIGNS; PARTICIPATIONS. The terms of this Guaranty shall bind and benefit the heirs, legal representatives, successors and assigns of Agent, the Lenders and Guarantor; provided, however, that Guarantor may not assign this Guaranty, or assign or delegate any of its rights or obligations under this Guaranty, without the prior written consent of Agent in each instance. Without notice to or the consent of Guarantor, Agent and any Lender may disclose any and all information in its possession concerning Guarantor, this Guaranty and any security for this Guaranty to any actual or prospective purchaser of any securities issued or to be issued by Agent or such Lender, and to any actual or prospective purchaser or assignee of any participation or other interest in the Guarantied Indebtedness and this Guaranty.

         10.04  NOTICES.

        (a) DELIVERY. All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed or delivered to its address specified on the signature pages hereof, or to such other address as shall be designated by such party in a written notice to the other party.

        (b) RECEIPT. All such notices and communications shall, when transmitted by overnight delivery, telegraphed, telecopied by facsimile, telexed or cabled, be effective when delivered for overnight delivery or to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or if delivered, upon delivery.

        (c) RELIANCE. Agent and each Lender shall be entitled to rely on the authority of any person purporting to be a person authorized by Guarantor to give such notice, and neither Agent nor any Lender shall have any liability to Guarantor or any other person on account of any action taken or not taken by Agent or such Lender in reliance upon such telephonic or facsimile notice. The obligation of Guarantor hereunder shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by Agent or a Lender of a confirmation which is at variance with the terms understood by Agent or such Lender to be contained in the telephonic or facsimile notice.

         10.05 RULES OF CONSTRUCTION. In this Guaranty, the word "Acquisition Sub" includes both the named Acquisition Sub and any other person who at any time assumes or otherwise becomes primarily liable for all or any part of the obligations of the named Acquisition Sub on the Guarantied Indebtedness. The word "person" includes any individual, company, trust or other legal entity of any kind. If this Guaranty is executed by more than one person, the word "Guarantor" includes all such persons. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

          10.06 GOVERNING LAW. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          10.07 COSTS AND EXPENSES. If any lawsuit or arbitration is commenced which arises out of, or which relates to this Guaranty, the Loan Documents or the Guarantied Indebtedness, the prevailing party shall be entitled to recover from each other party such sums as the court or arbitrator may adjudge to be reasonable attorneys' fees (including allocated costs for services of in-house counsel) in the action or proceeding, in addition to costs and expenses otherwise allowed by law. In all other situations, including any Insolvency Proceeding, Guarantor agrees to pay all of the Agent's and each Lender's costs and expenses, including attorneys' fees (including allocated costs for services of the Agent's and each Lender's in-house counsel) which may be incurred in any effort to collect or enforce the Guarantied Indebtedness or any part of it or any term of this Guaranty. Without limiting any rights of the Agent or Lenders under the Acquisition Sub Credit Agreement or , all amounts of any kind due and payable under this Guaranty (whether for principal, interest, and other costs under the Guarantied Indebtedness, or for costs, fees, and expenses for which the Guarantors are directly responsible hereunder, or otherwise) shall accrue interest from the time the Agent or the Lenders make demand therefor hereunder until paid in full in cash to such Agent or the Lenders at the Base Rate, as defined in the Acquisition Sub Credit Agreement, plus three (3%) percentage points, except to the extent that any such amounts are then accruing interest under the Guarantied Indebtedness, in which case such Base Rate plus 3% interest rate shall not be applied if the effect would be to compound the interest to which such obligations are subject to under the Guarantied Indebtedness.

          10.08 CONSIDERATION. Guarantor acknowledges that it expects to benefit from Lenders' extension of the loan facility under the Acquisition Sub Credit Agreement to Acquisition Sub because of its relationship to Acquisition Sub, because such loan facility is essential to Acquisition Sub's acquisition of a portion of the outstanding Stock of NHP and because such acquisition is part of Guarantor's overall plan to acquire or merge with NHP. Guarantor is executing this Guaranty in consideration of these anticipated benefits.

          10.09 INTEGRATION; MODIFICATIONS. This Guaranty (a) integrates all the terms and conditions mentioned in or incidental to this Guaranty, (b) supersedes all oral negotiations and prior writings with respect to its subject matter, and (c) is intended by Guarantor, Agent and the and Lenders as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and as the complete and exclusive statement of the terms agreed to by Guarantor, Agent and the Lenders. No representation, understanding, promise or condition shall be enforceable against any party hereto unless it is contained in this Guaranty. This Guaranty may not be modified except in a writing signed by both Agent (with the consent of the Requisite Lenders) and Guarantor. No course of prior dealing, usage of trade, parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. As between Agent and the Lenders only, nothing contained in this Guaranty shall alter the rights and obligations among Agent and the Lenders set forth in the Credit Agreement.

          10.10 MISCELLANEOUS. The illegality or unenforceability of one or more provisions of this Guaranty shall not affect any other provision. Time is of the essence in the performance of this Guaranty by Guarantor. The obligations of each Guarantor under this Guaranty shall be joint and several.

          10.11 COUNTERPARTS. This Guaranty may be executed by one or more of the parties to this Guaranty in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

          10.12 SEVERABILITY. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement required hereunder.

          10.13 WAIVER OF JURY TRIAL. GUARANTOR, THE AGENT, AND THE LENDERS EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. SUBJECT TO SECTION 9.01 ABOVE, GUARANTOR, THE AGENT, AND THE LENDERS EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO

ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

          10.14 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Guarantor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Guarantor at its address provided in Section 10.04, such service being hereby acknowledged by Guarantor to be sufficient for personal jurisdiction in any action against Guarantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Agent or any Lender to bring proceedings against Guarantor in the courts of any other jurisdiction.

          10.15 INTERPRETATION. This Guaranty is the result of negotiations between and has been reviewed by counsel to the Agent, the Lenders and the Guarantors, and is the product of all parties hereto. Accordingly, this Guaranty shall not be construed against the Lenders or the Agent merely because of the Agent's or Lender's involvement in the preparation of such documents and agreements.

IN WITNESS WHEREOF, the undersigned have executed this Guaranty on the date hereinabove set forth.

Guarantors:
APARTMENT INVESTMENT AND
MANAGEMENT COMPANY,
a Maryland corporation


By:
    ---------------------------------
    Peter K. Kompaniez, Vice Chairman



AIMCO PROPERTIES, L.P.,
a Delaware limited partnership
By:     AIMCO-GP, Inc.,
        a Delaware corporation

     By:
         ----------------------------------
         Peter K. Kompaniez, Vice President
Address Where Notices to
Guarantors are to be Sent:
1873 South Bellaire Street
17th Floor
Denver, Colorado  90071


Address Where Notices to Agent
are to be Sent:
BANK OF AMERICA NATIONAL TRUST
 AND SAVINGS ASSOCIATION
555 South Flower Street, 6th Floor
Los Angeles, California  90071
Att'n:  Manager - Unit #1357

Addresses Where Notices to the Lenders are to be Sent:
Per the Acquisition Sub Credit Agreement

                                   EXHIBIT E

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT ("Pledge Agreement") is made and dated as of this 5th day of May, 1997, by AIMCO Properties L.P., a Delaware limited partnership ("AIMCO") and Terry Considine and Peter K. Kompaniez (each, a "Common Stockholder," and collectively, the "Common Stockholders"; AIMCO and the Common Stockholders are individually and collectively referred to herein as "Pledgor") and Bank of America National Trust and Savings Association, a national banking association ("BofA"), as Agent ("Secured Party") for BofA, Smith Barney Mortgage Capital Group, Inc., a Delaware corporation and the other lenders ("Lenders") from time to time party to the Acquisition Sub Credit Agreement described below. Capitalized terms used but not defined herein shall have the meanings set forth in the Guaranty described below or, if not defined therein, in such Acquisition Sub Credit Agreement.

                                    RECITALS

      A. The Lenders have extended credit to or for the benefit of AIMCO/NHP Holdings, Inc., a Delaware corporation ("Acquisition Sub"), on the terms and subject to the conditions set forth in the Acquisition Sub Credit Agreement, dated as of May 5, 1997 (as amended, modified, waived or replaced from time to time, the "Acquisition Sub Credit Agreement") under which the Lenders have committed to make available to the Acquisition Sub a credit facility of up to $76,000,000. Secured Party is the agent for the Lenders.

      B. AIMCO and Apartment Investment and Management Company, a Maryland corporation (the "REIT") (individually, a "Guarantor" and collectively, the "Guarantors") have guarantied the obligations of Acquisition Sub pursuant to a Payment Guaranty, dated as of May 5, 1997 (the "Guaranty"). Pledgor has agreed to pledge and to grant to Secured Party a security interest in and lien upon the Collateral (as defined in Paragraph 2 below) as security for all Obligations (as defined in Paragraph 3 below), for the ratable benefit of the Lenders.

      C. Pledgor is the owner of Stock in Acquisition Sub, consisting of the interests described on SCHEDULE 1 attached hereto.

      NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees as follows:

                                   AGREEMENT

          1. GRANT OF SECURITY INTEREST. Pledgor hereby pledges and grants to Secured Party a security interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral") to secure payment and performance of the Obligations.

          2. COLLATERAL. The Collateral shall consist of the following, whether now existing or hereafter arising:

                 (a) SECURITIES. All shares of capital stock or other equity or beneficial interests in the Acquisition Sub held by Pledgor, including, without limitation, the stock described on SCHEDULE 1 attached hereto, all related securities, warrants, options or rights to receive any capital stock or other equity or beneficial interests, and any interest of Pledgor in the entries of on the books of any financial intermediary pertaining thereto. All of the foregoing are collectively referred to herein as the "Pledged Stock";

                 (b) CERTIFICATES. All certificates (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), options or rights, whether as an addition to, in substitution of, as evidence of, or in exchange for, any of the Pledged Stock;

                 (c) ADDITIONAL SHARES. All additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Stock from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Stock), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

                 (d) DISTRIBUTIONS, DIVIDENDS, ETC. All rights of Pledgor as a shareholder or other holder of any equity or beneficial interest in the Acquisition Sub, including, without limitation, all management and voting rights, all rights to distributions, dividends, the payment of money or the distribution of other property from the Acquisition Sub (including, without limitation, all rights to receive profits or surplus of, or other distributions or compensation by way of income, return of capital or any liquidating or other distribution from the Acquisition Sub and whether such distributions or payments are on account of Pledgor's interest as a shareholder or other holder of any equity or beneficial interest in the Acquisition Sub, as a creditor of the

Acquisition Sub, or otherwise), and all rights to the assets of the Acquisition Sub held by Pledgor or accruing to Pledgor under the Organizational Documents for the Acquisition Sub or under applicable law. All such rights are collectively referred to as the "Pledged Rights";

               (e) BOOKS AND RECORDS. All present and future books and records relating to the Collateral to the extent Pledgor has rights therein, including, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to the Collateral or the business thereof, all receptacles and containers for such records, and all files and correspondence relating thereto; and

               (f) PROCEEDS. All proceeds of the foregoing Collateral. For purposes of this Pledge Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

          Nothing contained herein shall be deemed to render Secured Party or any Lender responsible for any liabilities or obligations of Pledgor with respect to the Pledged Stock or any other portion of the Collateral.

          3. OBLIGATIONS. The obligations secured by this Pledge Agreement shall consist of all obligations and liabilities, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
Section 362(a) or any successor provision), of all obligations and liabilities of every nature of the Guarantors under the Guaranty, whether now or hereafter existing, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to any of the Guarantors, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owned with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "Underlying Debt"), and all obligations of every nature of Pledgor now or hereafter existing under this Pledge Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the "Obligations").

          4. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents, warrants and covenants with Secured Party that:

                (a) OWNERSHIP OF COLLATERAL. Pledgor is the sole owner of and has good title to the Collateral (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights in the Collateral, will be the owner thereof) and is the record and beneficial owner of the Pledged Stock included in the Collateral described on SCHEDULE 1.

                (b) PERFECTION AND PRIORITY. The pledge of the Collateral pursuant to this Agreement creates (together with (i) the delivery to Secured Party of all stock certificates representing the Pledged Stock, and (ii) filing of Uniform Commercial code financing statements with the Secretary of State of Colorado (and, in the case of Peter Kompaniez, California) a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations. Except for the security interests in favor of Secured Party hereunder, no Person has (or, in the case of after-acquired Collateral, at the time Pledgor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral.

                 (c) ACCURACY OF INFORMATION. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Collateral is or will be true and correct.

                 (d) DELIVERY OF DOCUMENTS, ETC. Pledgor has delivered to Secured Party (i) true and correct copies of the Organizational Documents for the Acquisition Sub, (ii) all instruments, documents, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession, and (iii) any certificated Pledged Stock together with such additional writings, including, without limitation, assignments and stock powers, with respect thereto as Secured Party shall have requested.

                 (e) PLEDGED SHARES. The Pledged Stock has been validly issued and is fully paid and nonassessable; and there are no outstanding options, warrants or other agreements with respect thereto. The Pledged Stock constitutes all of the issued and outstanding shares of capital stock and the equity and beneficial interests in the Acquisition Sub.

                 (f) ORGANIZATIONAL DOCUMENTS. The terms of the Organizational Documents for the Acquisition Sub have not been modified or waived in any respect from such documents delivered to Secured Party pursuant to Section 4(d)(i) above.

                (g) SET-OFF. Neither the Acquisition Sub nor any of the other shareholders, partners, members or other holders of equity or beneficial interests in the Acquisition Sub has any defense, set-off, claim or counterclaim against Pledgor which can be asserted against Secured Party, whether in any proceeding to enforce Secured Party's rights in the Collateral or otherwise.

                (h) NO DEFAULT. There is no default by Pledgor under the Organizational Documents for the Acquisition Sub nor has any event occurred which, with the passage of time or giving of notice, or both, would constitute a default thereunder.

          5. COVENANTS AND AGREEMENTS OF PLEDGOR. In addition to all covenants and agreements of Pledgor set forth in any other agreement with Secured Party, which are incorporated herein by this reference, Pledgor hereby agrees:

                 (a) MAINTENANCE OF COLLATERAL. Pledgor agrees to do all acts that may be necessary to maintain, preserve and protect the Collateral.

                 (b) USE OF COLLATERAL. Pledgor agrees not to use or permit any Collateral to be used unlawfully or in violation of any provision of the Guaranty, or any applicable statute, regulation or ordinance covering the Collateral.

                 (c) TAXES. Pledgor agrees to pay all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral prior to the time the same become delinquent, except for those being contested in good faith by appropriate proceedings and for which the Pledgor has provided adequate reserves.

                 (d) FINANCING STATEMENTS. Pledgor agrees to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest hereunder and the priority thereof and to deliver promptly to Secured Party all originals of Collateral or proceeds consisting of chattel paper or instruments.

                 (e) ACTIONS. Pledgor agrees to appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral.

                 (f) USE OF PROCEEDS. Pledgor agrees, if the Lenders give value to enable Pledgor to acquire rights in or the use of any Collateral, to use such value for such purpose.

                (g) RECORDS. Pledgor agrees to keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may reasonably request from time to time.

                (h)    SALE OR ENCUMBRANCE.  Except as permitted under
Section 7.07 of the Acquisition Sub Credit Agreement, Pledgor agrees not to surrender or lose possession of (other than to Secured Party), sell, encumber, or otherwise dispose of or transfer any Collateral or right or interest therein and, notwithstanding any provision of the Organizational Documents, to keep the Collateral free of all levies and security interests or other Liens, charges, preferences or priorities, except those approved in writing by Secured Party.

                (i) PROCEEDS. Pledgor agrees to account fully for and promptly deliver to Secured Party, in the form received, all proceeds of the Collateral received, endorsed to Secured Party as appropriate, and until so delivered all proceeds shall be held by Pledgor in trust for Secured Party, separate from all other property of Pledgor and identified as the property of Secured Party.

                (j) LOCATION OF RECORDS. Pledgor agrees to keep the records concerning the Collateral at the location set forth in Section 24 below and not to remove the records concerning the Collateral from such location without the prior written consent of Secured Party.

                (k) DISSOLUTION. Except as permitted under Section 7.07 of the Acquisition Sub Credit Agreement, Pledgor agrees not to permit or take any action to dissolve or terminate the Acquisition Sub.

                (l) COMPLIANCE WITH LAWS. To comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral.

                (m) SAFEKEEPING. That such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of such Collateral when in Secured Party's possession.

                (n) PAYMENT OF SECURED PARTY'S COSTS AND EXPENSES. To reimburse Secured Party upon demand for any reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, Secured Party may incur while exercising any right, power or remedy provided by this Pledge Agreement or by law, all of which costs and expenses are included in the Obligations secured hereby.

                (o) NOTICE OF CHANGES. To give Secured Party thirty (30) days prior written notice of any change in Pledgor's residence or chief place of business or legal name or trade name(s) or style(s) set forth in Section 24 of this Pledge Agreement.

                (p) DIVIDENDS ON PLEDGED RIGHTS AND PLEDGED STOCK. To account fully for and promptly deliver to Secured Party, as additional Collateral hereunder, in the form received, any dividend or any other distribution on account of its Pledged Rights and Pledged Stock, if any, whether in cash, securities or property by way of stock-split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger. Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities of the Acquisition Sub referred to in Section 1(c), promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of EXHIBIT A annexed hereto (a "Pledge Amendment"), in respect of the additional Pledged Stock to be pledged pursuant to this Pledge Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Pledge Agreement and agrees that all Pledged Stock listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Collateral; PROVIDED that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Stock pledged pursuant to this Pledge Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

                (q) AMENDMENT OF ORGANIZATIONAL DOCUMENTS. Not to amend or permit the amendment of the articles of incorporation, by-laws or other Organizational Documents of the Acquisition Sub.

                (r) COMPLIANCE WITH ACQUISITION SUB CREDIT AGREEMENT. To cause the Acquisition Sub to comply with all the terms of the Acquisition Sub Credit Agreement.

     6.     AUTHORIZED ACTION BY SECURED PARTY.

     (a) Pledgor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of Secured Party with respect to the Collateral, the obligations of Pledgor hereunder or the Obligations, Secured Party may, but shall not be obligated to and shall incur no liability to Pledgor or any third party for failure to take any act which Pledgor is obligated by this Pledge Agreement to do, during the existence of an Event of Default, exercise such rights and powers as Pledgor might exercise with respect to the Collateral, and Pledgor hereby irrevocably appoints Secured Party as its attorney-in-fact to, during the existence of an Event of Default, exercise such rights and powers, including without limitation: (i) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (ii) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (iii) insure, process and preserve the Collateral; (iv) transfer the Collateral to its own or its nominee's name; (v) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; and (vi) to notify any account pledgor on any Collateral to make payment directly to Secured Party.

          (b) So long as no Event of Default shall have occurred and be continuing:

                 (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement; PROVIDED, HOWEVER, that Pledgor shall give Secured Party at least 10 Business Days' prior written notice with respect to any shareholder vote with respect to any act or undertaking which, if effected, would have a Material Adverse Effect or would violate the Credit Agreement; and

                 (ii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above.

          (c) Upon the occurrence and during the continuation of an Event of Default, and upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(b)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

          (d) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section(6)(c)(i) and to receive all dividends and other distributions which it is entitled to receive hereunder, (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Stock and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Stock would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Stock on the record books of the issuer thereof) by any other Person (including the issue of the Pledged Stock or any officer or agent thereof), upon the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Obligations.

          7. DEFAULT. The occurrence of any Guarantor Event of Default shall constitute an Event of Default hereunder.

          8. REMEDIES. Upon the occurrence and during the continuance of any such Event of Default, provided that Guarantor shall then be obligated to pay all sums then due and owing on the Guarantied Indebtedness in accordance with Section 2.01(b) of the Guaranty, Secured Party may, at its option, and, without notice to or demand on Pledgor and in addition to all rights and remedies available to Secured Party under any other agreement do any one or more of the following:

                 (a) GENERAL ENFORCEMENT. Foreclose or otherwise enforce Secured Party's security interest in any manner permitted by law, or provided for in this Pledge Agreement;

                 (b) SALE, ETC. Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at Secured Party's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may determine;

                 (c) COSTS OF REMEDIES. Recover from Pledgor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy provided by this Pledge Agreement or by law with respect to the Collateral;

                 (d) ASSEMBLY OF COLLATERAL. Require Pledgor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party;

                 (e) TAKE POSSESSION OF COLLATERAL. Enter onto property where Collateral is located and take possession thereof with or without judicial process. Pledgor expressly waives any constitutional or other right to a judicial hearing prior to the time Secured Party takes possession of the Collateral upon default as provided herein;

                (f) VOTE OF PLEDGED STOCK. Vote or consent, and in connection therewith Pledgor grants to Secured Party a proxy to vote or to consent, with respect to Pledged Stock or Pledged Rights;

                (g) MANNER OF SALE OF PLEDGED STOCK. Restrict the prospective bidders or purchasers of Pledged Stock or Pledged Rights to persons or entities who (i) will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Stock or Pledged Rights; and (ii) satisfy the offeree and purchaser requirements for a valid private placement transaction under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and under all applicable Securities and Exchange Commission releases, rules and regulations. Pledgor agrees that disposition of any of the Pledged Stock or Pledged Rights, if any, pursuant to any private sale made as provided above may be at prices and on other terms less favorable than if the Pledged Stock or Pledged Rights were sold at public sale, and that Secured Party has no obligation to delay the sale of any Pledged Stock or Pledged Rights for public sale under the Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. In the event that Secured Party elects to sell the Pledged Stock or Pledged Rights, or part of them, and there is a public market for the Pledged Stock or Pledged Rights, in a public sale, Pledgor shall, upon demand by Secured Party, use its best efforts to register and qualify the Pledged Stock and/or Pledged Rights, under the Act and all state Blue Sky or securities laws required by the proposed terms of sale, and all expenses thereof shall be payable by Pledgor, including, but not limited to, all costs of (i) registration or qualification of, under the Act or any state Blue Sky or securities laws or pursuant to any applicable rule or regulation issued pursuant thereto, any Pledged Stock or Pledged Rights, and (ii) sale of such Pledged Shares, including, but not limited to, brokers' or underwriters' commissions, fees or discounts, accounting and legal fees, costs of printing and other expenses of transfer and sale. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority shall be necessary to effectuate any sale or other disposition of Pledged Stock or Pledged Rights, or any part thereof, Pledgor will execute such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same;

                (h) MANNER OF SALE OF COLLATERAL OTHER THAN PLEDGED STOCK. Pledgor shall be given five (5) business days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of the Collateral other than Pledged Stock is to be made, which notice Pledgor hereby agrees shall be deemed reasonable notice thereof; and

                (i) APPLICATION OF RECEIPTS. Secured Party shall apply all sums received or collected from or on account of the Collateral, including, without limitation, the proceeds of any sale thereof, to the payment of the costs and expenses incurred in preserving and enforcing the rights of Secured Party in effecting a sale of such Collateral (including, without limitation, reasonable attorneys' fees and legal expenses, including fees and expenses of in-house counsel) and to the payment of the Obligations in such order and manner as Secured Party, in its sole discretion, elects.

          9. DELIVERY TO AND RIGHTS OF PURCHASER. Upon any sale or other disposition pursuant to this Pledge Agreement, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including Secured Party) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Pledgor, and Pledgor specifically waives (to the extent permitted by law), upon any such sale or disposition pursuant to this Pledge Agreement, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

         10.    COLLECTION OF COLLATERAL PAYMENTS.

                (a) COLLECTION OF PAYMENTS. Pledgor shall, at its sole cost and expense, take all reasonable and necessary action to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as Secured Party may request, or, in the absence of such request, as Pledgor may reasonably deem advisable; provided, however, that Pledgor shall not, without the prior written consent of Secured Party, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment. Upon the request of Secured Party, Pledgor will notify and direct any account pledgor who is or might become obligated to make any Collateral Payment, to make payment thereof to Secured Party (or to Pledgor in care of Secured Party) at such address as Secured Party may designate. Pledgor will reimburse Secured Party promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by Secured Party in seeking to collect its Collateral Payment.

                (b) PAYMENTS IN TRUST. Upon the request of Secured Party, Pledgor will, forthwith upon receipt, transmit and deliver to Secured Party, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by Secured Party) which may be received by Pledgor at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to Secured Party, such items will be held in trust for Secured Party and will not be commingled by Pledgor with any of its other funds or property. Thereafter, Secured Party is hereby authorized and empowered to endorse the name of Pledgor on any check, draft or other instrument for the payment of money received by Secured Party on account of any Collateral Payment if Secured Party believes such endorsement is necessary or desirable for purposes of collection.

                (c) INDEMNIFICATION. Pledgor hereby indemnifies and saves harmless Secured Party and its agents, officers and employees from and against all liabilities and reasonable expenses on account of any adverse claim asserted against Secured Party relating to any moneys received by Secured Party on account of any of Pledgor's Collateral Payments and such obligation of Pledgor shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 1 above.

          11. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (c) taking any necessary steps to collect or realize upon the Obligations or any guarantee therefor, or any part thereof, or any of the Collateral, or (d) initiating any action to protect the Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

          12. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This Pledge Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of all Obligations and the cancellation or termination of the Commitments, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of Section 10.08 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of Obligations, the cancellation or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          13     SECURED PARTY AS AGENT.

                (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders, Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Pledge Agreement and the Credit Pledge Agreement.

                (b) Secured Party shall at all times be the same Person that is Agent under the Acquisition Sub Credit Agreement. Written notice of resignation by Agent pursuant to Article IX of the Acquisition Sub Credit Agreement shall also constitute notice of resignation as Secured Party under this Pledge Agreement; removal of Agent pursuant to Article IX of the Acquisition Sub Credit Agreement shall also constitute removal as Secured Party under this Pledge Agreement; and appointment of a successor Agent pursuant to Article IX of the Acquisition Sub Credit Agreement shall also constitute appointment of a successor Secured Party under this Pledge Agreement. Upon the acceptance of any appointment as Agent under Article IX of the Acquisition Sub Credit Agreement by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Pledge Agreement, and the retiring or removed Secured Party under this Pledge Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Pledge Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary to appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Pledge Agreement. After any retiring or removed Agent's resignation or removal hereunder as Secured Party, the provisions of this Pledge Agreement shall insure to its benefit as to any actions taken or omitted to be taken by it under this Pledge Agreement while it was Secured Party hereunder.

      14. CUMULATIVE RIGHTS. The rights, powers and remedies of Secured Party under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Acquisition Sub Credit Agreement, the Loan Documents, the Guaranty or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

      15. WAIVER. Any waiver, forbearance or failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Pledgor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power, subject to the express provision of Section 2.01(b) of the Guaranty.

      16. SETOFF. Pledgor agrees that Secured Party may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

      17. BINDING UPON SUCCESSORS. All rights of each party hereto shall inure to the benefit of its successors and assigns, and all obligations of each party hereto shall bind its successors and assigns.

      18. ENTIRE AGREEMENT; SEVERABILITY; COUNTERPARTS. This Pledge Agreement contains the entire pledge agreement between Secured Party and Pledgor. If any of the provisions of this Pledge Agreement shall be held invalid or unenforceable, this Pledge Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly. This Agreement may be executed in counterparts all of which together shall constitute but one agreement.

      19. CHOICE OF LAW. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UNIFORM COMMERCIAL CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. Unless otherwise defined herein or in the Credit Pledge Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of California are used herein as therein defined. Any disputes or claims relating to this Pledge Agreement shall be resolved by arbitration in accordance with the terms and conditions set forth in Section 10.17 of the Acquisition Sub Credit Agreement and
Section 9.01 of the Guaranty.

       20. AMENDMENT. This Pledge Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

       21. NOTICES. Communications provided for herein shall be in writing and shall be delivered, mailed, postage prepaid or communicated in accordance with the Acquisition Sub Credit Agreement.

       22. ADDRESS; TRADE NAMES; RECORDS. The REIT represents that its chief place of business is 1873 South Bellaire Street, Suite 1700, Denver, Colorado, that "AIMCO" constitutes the only trade name or style used by the REIT; and that the REIT's records concerning the Collateral are kept at the REIT's chief place of business listed above. Each Common Stockholder represents that its place of business is as follows: c/o Apartment Investment and Management Company, 1873 South Bellaire Street, Suite 1700, Denver, Colorado, and that its records concerning the Collateral are kept at 1873 South Bellaire St., Suite 1700, Denver, Colorado.

       23. CAPTIONS. All captions used in this Pledge Agreement are for convenience only and shall not affect the construction of this Pledge Agreement.

       24. MODIFICATIONS. No modification or amendment of this Pledge Agreement shall be effective unless in writing and signed by the parties sought to be charged or bound hereby.

       25.    PLEDGOR'S THIRD PARTY WAIVERS.

              (a) RIGHTS OF SECURED PARTY. Pledgor authorizes Secured Party or any Lender to perform any or all of the following acts at any time in its sole discretion, all without notice to Pledgor, without affecting Pledgor's obligations under this Pledge Agreement or any other Loan Documents and without affecting the Liens and encumbrances against the Collateral in favor of Secured Party:

                      (i) Secured Party or any Lender may alter any terms of the Obligations or any part thereof, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Obligations or any part thereof.

                      (ii) Secured Party or any Lender may take and hold security for the Obligations, accept additional or substituted security, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

                      (iii) Secured Party or any Lender may direct the order and manner of any sale of all or any part of any security now or later to be held for the Obligations, and Secured Party or any Lender may also bid at any such sale.

                  (iv) Secured Party or any Lender may apply any payments or recoveries from Company, Pledgor, any Guaranty or any other source, and any proceeds of any security, to the obligations under the Loan Documents and the Obligations hereunder in such manner, order and priority as Secured Party or such Lender may elect.

                  (v) Secured Party or any Lender may release any Guarantor of its liability for the Obligations or any part thereof and the Acquisition Sub of its liability under the Acquisition Sub Credit Agreement or the Loan Documents or any part thereof.

                  (vi) Secured Party or any Lender may substitute, add or release any one or more guarantors or endorsers.

                  (vii) In addition to the Obligations, Secured Party or any Lender may extend other credit to the Acquisition Sub or any Guarantor, and may take and hold security for the credit so extended, all without affecting Pledgor's liability hereunder and without affecting the liens and encumbrances against the Collateral hereunder.

           (b) ABSOLUTE OBLIGATIONS. Pledgor expressly agrees that until all Obligations are paid and performed in full and each and every term, covenant and condition of this Pledge Agreement to which Pledgor is a party is fully performed, Pledgor shall not be released of its obligations, waivers and agreements set forth herein nor shall the validity, enforceability or priority of the liens and encumbrances against the Collateral in favor of Secured Party be affected in any manner by or because of:

                  (i) Any act or event which might otherwise discharge, reduce, limit or modify Pledgor's obligations hereunder or the liens and encumbrances against the Collateral in favor of Secured Party;

                  (ii) Any waiver, extension, modification, forbearance, delay or other act or omission of Secured Party or any Lender or any failure to proceed promptly or otherwise as against the Acquisition Sub, any Guarantor, Pledgor or any other Person or any security;

                  (iii) Any action, omission or circumstance which might increase the likelihood that Secured Party or any Lender might enforce the rights granted under this Pledge Agreement or which might affect the rights or remedies of Pledgor as against the Acquisition Sub or any Guarantor; or

                  (iv) Any dealings occurring at any time between the Acquisition Sub or any Guarantor and Secured Party or any Lender, whether relating to the Obligations or otherwise.

         Pledgor hereby expressly waives and surrenders any defense to the performance of the obligations under this Pledge Agreement or to the enforcement of the liens and encumbrances against the Collateral in favor of Secured Party based upon any of the foregoing acts, omissions, agreements, waivers or matters described in this subsection. It is the purpose and intent of this Pledge Agreement that the obligations of Pledgor under this Pledge Agreement shall be absolute and unconditional under any and all circumstances.

           (c)    PLEDGOR'S WAIVERS.  Pledgor waives:

                  (i) All statutes of limitations as a defense to any action or proceeding brought against Pledgor or the Collateral by Secured Party or any Lender, to the fullest extent permitted by law;

                  (ii) Any right it may have to require Secured Party or any Lender to proceed against the Acquisition Sub, any Guarantor or any other Person, proceed against or exhaust any security held from the Acquisition Sub, any Guarantor or any Person, or pursue any other remedy in Secured Party's or such Lender's power to pursue;

                  (iii) Any defense based on any claim that Pledgor's obligations exceed or are more burdensome than those of any Guarantor or the Acquisition Sub;

                  (iv) Any defense: (A) based on any legal disability of the Acquisiton Sub or any Guarantor, (B) based on any release, discharge, modification, impairment or limitation of the liability of the Acquisiton Sub or any Guarantor to Secured Party or any Lender from any cause, whether consented to by Secured Party or arising by operation of law, (C) arising out of or able to be asserted as a result of any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Proceeding or (D) arising from any rejection or disaffirmance of the Obligations, or any part thereof, or any security held therefor, in any such Insolvency Proceeding;

                  (v) Any defense based on any action taken or omitted by Secured Party or any Lender in any Insolvency

         Proceeding involving the Acquisiton Sub or any Guarantor or any other Pledgor, including any election to have Secured Party's or such Lender's claim allowed as being secured, partially secured or unsecured, any extension of credit by Secured Party or any Lender to the Acquisiton Sub or any Guarantor in any Insolvency Proceeding, and the taking and holding by Secured Party or such Lender of any security for any such extension of credit;

                  (vi) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intention to accelerate, notices of acceleration, notices of acceptance of this Pledge Agreement and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind; and

                  (vii) Any defense based on or arising out of any defense that the Acquisiton Sub or any Guarantor or any of their affiliates may have to the payment or performance of the Obligations.

           (d)    WAIVERS OF SUBROGATION AND OTHER RIGHTS.

                  (i) Upon any Event of Default, in its sole discretion, without prior notice to or consent of Pledgor, Secured Party or any Lender may elect to: (A) foreclose against any Collateral for the Obligations, (B) accept a transfer of any such Collateral for the Obligations in lieu of foreclosure, (C) compromise or adjust the Obligations or any part thereof or make any other accommodation with any Guarantor or any Person, or (D) exercise any other remedy against any Guarantor or any Collateral for the Obligations. No such action by Secured Party or any Lender shall release or limit Secured Party's or the Lenders' rights hereunder, even if the effect of the action is to deprive Pledgor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from any Guarantor or any other Person for any sums paid to Secured Party or such Lender, whether contractual or arising by operation of law or otherwise. Pledgor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any property to be held by Secured Party or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Obligations.

                  (ii) Regardless of whether Pledgor may have made any payments to Secured Party, Pledgor forever waives: (A) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from any Guarantor on account of the Collateral encumbered by this Pledge Agreement, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise; (B) all rights to enforce any remedy that Secured Party or any Lender may have against any Guarantor or any Person granting collateral for the Obligations; and
         (C) all rights to participate in any Collateral now or later to be held by Secured Party.

                  (iii) Regardless of whether Pledgor may have made any payments to Lender, Pledgor hereby absolutely, irrevocably and unconditionally, now and forever, waives, releases and covenants not to sue Acquisition Sub or any shareholder thereof in respect of: (i) all rights of restitution, subrogation, exoneration, indemnification and contribution, all rights to collect reimbursement and all other rights, howsoever denominated, to recover from Acquisition Sub, any shareholder thereof any sums paid to Secured Party or any Lender whether pursuant hereto or otherwise paid on the Underlying Debt, and any other rights arising from the existence, payment, performance or enforcement of Pledgor's obligations under this Pledge Agreement or any Collateral Document, (ii) all rights to enforce any remedy that the Secured Party or any Lender may have against Acquisition Sub, (iii) all rights to participate in any security now or later to be held by Secured Party or any Lender for the Underlying Indebtedness, and (iv) all rights to require Acquisition Sub to perform the Underlying Indebtedness; in each case whether now exiting existing or hereafter arising and whether contractual or arising in equity, by statute, common law or otherwise by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise. The foregoing waivers, releases and covenants are a material part of the consideration to the Lenders for extending the credit under the Acquisition Sub Credit Agreement to the Acquisition Sub and may be enforced by and inure to the benefit of Secured Party, each Lender, Acquisition Sub and its shareholders from time to time.

           (e) REVIVAL AND REINSTATEMENT. If Secured Party or any Lender is required to pay, return or restore to the Acquisition Sub, any Guarantor or any other Person any amounts previously paid under the Loan Documents because of any Insolvency Proceeding affecting the Acquisition Sub or any Guarantor or any other reason, the obligations of Pledgor shall be reinstated and revived and the rights of Secured Party and such Lender shall continue with regard to such amounts, all as though they had never been paid.

           (f) ELECTION OF REMEDIES. Without limiting the foregoing, Pledgor waives all rights and defenses arising out of an election of remedies by the

Secured Party or any Lender even though that election of remedies has destroyed the Pledgor's rights of subrogation and reimbursement against the Acquisition Sub, any Guarantor or any other Pledgor by operation of law or otherwise.

           (g) ADDITIONAL OBLIGATIONS. Pledgor's obligations under this Pledge Agreement are in addition to Pledgor's obligations under any other existing or future agreements, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Secured Party with any required consent of the Lenders. Secured Party may exercise its remedies hereunder, without first proceeding against the Acquisition Sub, any Guarantor, any other Person or any collateral that Secured Party may hold, and without pursuing any other remedy. Secured Party's rights under this Pledge Agreement shall not be exhausted by any action by Secured Party until all Obligations have been paid and performed in full.

           (h) CONSIDERATION. Pledgor acknowledges: that it expects to benefit from the Lenders' extension of the credit under the Loan Documents to the Acquisitioin Sub because of its relationship to the Acquisition Sub; that it is receiving substantial benefits (which are reasonably equivalent consideration for Pledgor's execution hereof) from the transaction of which that extension of indebtedness forms a part; and that it is executing this Pledge Agreement in consideration of those benefits.

           (g) INTER-CREDITOR PROVISIONS. As among the Agent and the Lenders only, nothing contained in this Pledge Agreement shall limit any of the approval rights of the Agent or the Lenders set forth in the Loan Documents.

    26. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATES OF NEW YORK OR CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS PLEDGE AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided in Section 24, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction.

EXECUTED as of this 5th day of May, 1997.


     PLEDGOR:

     AIMCO Properties L.P.,
     a Delaware limited partnership
By:
   ------------------------------------------
         Peter K. Kompaniez
         Vice President


 --------------------------------------------
Peter K. Kompaniez




      ---------------------------------------
     Terry Considine

                                  SCHEDULE 1
     The following shares of capital stock in AIMCO/NHP Holdings, Inc.:

--------------------------------------------------------------------------
 Holder                 Description of      Par Value     Quantity
                        Shares
--------------------------------------------------------------------------
 AIMCO PROPERTIES,      Series A Preferred     $.01      95,000 shares
 L.P., a Delaware       Stock of AIMCO/NHP
 limited partnership    Holdings, Inc.
--------------------------------------------------------------------------
 Terry Considine        Common Stock of        $.01       4,000 shares
                        AIMCO/NHP
                        Holdings, Inc.
--------------------------------------------------------------------------
 Peter K. Kompaniez     Common Stock of        $.01       1,000 shares
                        AIMCO/NHP
                        Holdings, Inc.
--------------------------------------------------------------------------

                                  EXHIBIT A




                              PLEDGE AMENDMENT

     This Pledge Amendment, dated _____________, 19__, is delivered pursuant to
Section 5(p) of the Pledge Agreement referred to below. The undersigned hereby agree(s) that this Pledge Amendment may be attached to the Pledge Agreement dated May 5, 1997, between the undersigned and Bank of America National Trust and Savings Association, a national banking association, as Agent, as Secured Party (the "Pledge Agreement"), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Stock and shall become part of the Collateral and shall secure payment and performance of the Obligations.




                                       PLEDGOR:
                                       By
                                          -------------------------------------




-------------------------------------------------------------------------------
           Holder      Description of         Par Value        Quantity
                          Shares
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  Exhibit F

                            OPINION REQUIREMENTS

                        LEGAL OPINION REQUIREMENTS
                                 FOR THE
                      SYNDICATED CREDIT FACILITIES TO
                  AIMCO PROPERTIES, L.P. AND ITS AFFILIATES
                             IN CONNECTION WITH
                        THE ACQUISITION OF STOCK IN
                                 NHP, INC.


OPINIONS REQUIRED UNDER CREDIT FACILITY #2 (ACQUISITION FINANCING TO THE ACQUISITION SUBSIDIARY)


  REQUIRED OPINIONS AS TO THE COMPANY                          COUNSEL TO OPINE
  -----------------------------------                        ----------------
           (AIMCO Properties, LP)
1. The Company is limited partnership duly organized           Skadden, Arps
validly existing and in good standing under the laws of the State of Delaware.

2. The Company has the requisite partnership power and            "       "
partnership authority (i) to own and operate its properties and assets; (ii) to carry out its business as such business is currently being conducted; (iii) to carry out the terms and conditions applicable to it under the Loan Documents and (iv) to acquire a preferred stock interest in the Acquisition Subsidiary on the terms set forth in the relevant preferred stock documents.

3. The execution, delivery and performance of the Loan            "       "
Documents by the Company and the acquisition of a preferred stock interest in the Acquisition Subsidiary on the terms set forth in the relevant preferred stock documents have been duly authorized by all requisite partnership action on the part of the Company and the Loan Documents have been duly executed and delivered by the Company.

4. The execution and delivery of the Loan Documents,              "       "
the consummation of the Loans and the acquisition of a preferred stock interest in the Acquisition Subsidiary on the terms set forth in the relevant preferred stock documents by the Company will not conflict with or result in a violation of any applicable law or rule affecting the Company.

5. No consent, approval, authorization, or other action by,       "       "
or filing with, any federal, state, or local governmental authority is required in connection with the execution and delivery by the Company of the Loan Documents, the consummation of the Loans or the acquisition of a preferred stock interest in the Acquisition Subsidiary on the terms set forth in the relevant preferred stock documents

6. The execution and delivery of the Loans Documents,             "       "
the consummation of the loan by the Company and the acquisition of a preferred stock interest in the Acquisition Subsidiary on the terms set forth in the relevant preferred stock documents will not conflict with or result in a violation of the Company's
Organization Documents.

7. The execution and delivery of the Loan Documents               "       "
and consummation of the loans by the Company will not conflict with or result in a violation of any judgment, order, or decree of any court or governmental agency to which the Company is a party or by which it is bound.
(Based on an officer's certificate as to judgments, orders and decrees.)

8. The execution and delivery of the Loan Documents,              "       "
the consummation of the Loans by the Company and the acquisition of a preferred stock interest in the Acquisition Subsidiary on the terms set forth in the relevant preferred stock documents will not conflict with or result in a violation of any material contract, indenture, instrument, or other agreement to which the Company is a party or by which it is bound. (Based on an officer's certificate as to material contracts, etc.)

9. The Loan Documents constitute legal, valid, and                "       "
binding obligations of the Company, enforceable in accordance with their terms.

       REQUIRED OPINIONS AS TO THE REIT                    COUNSEL TO OPINE
       --------------------------------                    ----------------
I. The REIT is a corporation duly organized, validly       Maryland counsel to
existing, and in good standing under the laws of the            the REIT
State of Maryland.

II. The REIT has the requisite corporate power and            "      "
corporate authority (i) to own and operate its properties and assets; (ii) to carry out its business as such business is currently being conducted; and (iii) to carry out the terms and conditions applicable to it under the Loan Documents.

III. The execution, delivery, and performance of the Loan     "      "
Documents by the REIT have been duly authorized by all requisite corporate action on the part of the REIT and the Loan Documents have been duly executed and delivered by the REIT.

IV. The execution and delivery of the Loan Documents by    Maryland counsel to
the REIT will not conflict with or result in a violation   the REIT and Skadden,
of any applicable law or rule affecting the REIT.                 Arps

V. No consent, approval, authorization, or other action       "      "
by, or filing with, any federal, state, or local governmental authority is required in connection with the execution and delivery by the REIT of the Loan Documents.

VI. The execution and delivery of the Loan Documents by    Maryland counsel to
the REIT will not conflict with or result in a violation        the REIT
of the REIT's Organizational Documents.

VII. The execution and delivery of the Loan Documents by   Maryland counsel to
the REIT will not conflict with or result in a violation   the REIT and Skadden,
of any judgment, order, or decree of any court or                 Arps
governmental agency to which the REIT is a party or by which it is bound. (Based on an officer's certificate as to judgments, orders and decrees.)

VIII. The execution and delivery of the Loan Documents           Skadden, Arps
by the REIT will not conflict with or result in a violation of any contract, indenture, instrument, or other agreement to which the REIT is a party or by which it is bound. (Based on an officer's certificate as to material contracts, etc.)

IX. The Loan Documents constitute legal, valid, and            "       "
binding obligations of the REIT, enforceable in accordance with their terms.

X. Commencing with the REIT's initial taxable year ended       "       "
December 31, 1994, the REIT was organized in conformity with the requirements for qualification as a real estate investment trust under the Code, and (i) the REIT's actual method of operation since its formation and (ii) the REIT's proposed method of operation, including the performance of any of its obligations pursuant to the Loan Documents, will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code.

 REQUIRED OPINIONS AS TO THE ACQUISITION
 ---------------------------------------
               SUBSIDIARY                                      COUNSEL TO OPINE
               ----------                                      ----------------
I. The Subsidiary is a corporation duly organized validly        Skadden, Arps
existing and in good standing under the laws of the State of Delaware.

II. The Subsidiary has the requisite partnership power and         "       "
partnership authority (i) to own and operate its properties and assets; (ii) to carry out its business as such business is currently being conducted; and (iii) to carry out the terms and conditions applicable to it under the Loan
Documents.

III. The execution, delivery and performance of the Loan           "      "
Documents by the Subsidiary have been duly authorized by all requisite partnership action on the part of the Subsidiary and the Loan Documents have been duly executed and delivered by the Subsidiary.

IV. The execution and delivery of the Loan Documents and           "       "
consummation of the Loans by the Subsidiary will not conflict with or result in a violation of any applicable law or rule affecting the Subsidiary.

V. No consent, approval, authorization, or other action by,        "       "
or filing with, any federal, state, or local governmental authority is required in connection with the execution and delivery by the Subsidiary of the Loan Documents and the consummation of the Loans.

VI. The execution and delivery of the Loan Documents and           "       "
consummation of the Loan by the Subsidiary will not conflict with or result in a violation of the Subsidiary's
Organizational Documents.

VII. The execution and delivery of the Loan Documents and          "       "
consummation of the Loans by the Subsidiary will not conflict with or result in a violation of any judgment, order, or decree of any court or governmental agency to which the Subsidiary is a party or by which it is bound.
(Based on an officer's certificate as to judgments, orders and decrees.)

VIII. The execution and delivery of the Loan Documents, and        "       "
consummation of the Loan by the Subsidiary will not conflict with or result in a violation of any material contract, indenture, instrument, or other agreement to which the Subsidiary is a party or by which it is bound. (Based on an officer's certificate as to material contracts, etc.)

IX. The Loan Documents constitute legal, valid, and binding        "       "
obligations of the Subsidiary, enforceable in accordance with their terms.

X. The extension, obtaining and arranging of credit pursuant       "       "
to the Loan Documents and the application of the proceeds thereof as provided in the Credit Agreement do not violate
Regulation G, U or X of the Board of Governors of the Federal
Reserve System.

XI. The REIT and the Common Stockholders are the record owners     "       "
of the Pledged Stock. The Pledge Agreement creates a valid security interest in the interest of the REIT and the Common
Stockholders in the Pledged Stock (as defined in the Pledge
Agreement), which security interest is perfected by possession by Bank of America, as Agent, of the shares evidencing the Pledged Stock.

                                   EXHIBIT G
                    TO ACQUISITION SUB CREDIT AGREEMENT


                             COMPLIANCE CERTIFICATE


                               ____________, 1997

Bank of America National Trust and
  Savings Association, as Agent
  CRESG #1357
  555 South Flower Street, 6th Floor
  Los Angeles, California  90071
  Attn: Unit Manager




              Re: Credit Agreement, dated as of May 5, 1997 (as amended, modified, supplemented, restated, or renewed from time to time, the "Credit Agreement"), by and between AIMCO/NHP Holdings, Inc., a Delaware corporation (the "Company"), the lenders from time to time party to the Credit Agreement (the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as one of the Lenders, SMITH BARNEY MORTGAGE CAPITAL GROUP, INC., a Delaware corporation, as one of the Lenders and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Agent for the Lenders ("Agent")

Ladies and Gentlemen:

     Reference is made to the Credit Agreement. Each initially capitalized term not defined in this Compliance Certificate (including the schedules and other attachments hereto, this "Certificate") shall have the meaning ascribed to such term in the Credit Agreement.

     The undersigned hereby certifies to Agent and each of the Lenders that, to the best of the undersigned's knowledge after diligent inquiry with respect to the fiscal quarter ending _____________, 199_ (the "Reporting Period"):

                    (1)REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company, the REIT, and their respective Subsidiaries contained in the Loan Documents, including those contained in Article V of the Agreement, are true and correct in all material respects as of the date hereof and were true and correct at all times during the Reporting Periods;

                    (2)COVENANTS. During the Reporting Period, the Company, the REIT, and their respective Subsidiaries observed and performed all of their respective covenants and other agreements under the Loan Documents, and satisfied each of the conditions contained therein to be observed, performed or satisfied by the Company, the REIT, and their respective Subsidiaries; and

                    (3)NO DEFAULT; EVENT OF DEFAULT. [Except as expressly set forth in attached SCHEDULE 1,] no Default or Event of Default exists as of the date hereof or existed at any time during the Reporting Period. [SCHEDULE 1 sets forth a true, correct and complete description of the nature and period of existence of each Default or Event of Default that exists as of the date hereof or existed at any time during the Reporting Periods and the actions that the Company, the REIT, or their respective Subsidiaries have taken, are taking and propose to take with respect thereto].

     IN WITNESS WHEREOF, this Certificate is executed by the undersigned this ____ day of ____________, 19__.




                                       AIMCO/NHP Holdings, Inc.,
                                       a Delaware corporation
                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Its:
                                           ------------------------------------

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Its:
                                           ------------------------------------

     SCHEDULE 1
     to Compliance Certificate

                    DEFAULTS; EVENTS OF DEFAULT


                         ____________, 199_


Condition(s) or event(s) constituting a Default or Event of Default:
_______________________
______________________________________________________________________________
___________




PERIOD OF EXISTENCE:




Remedial actions taken or proposed to be taken with respect to each such Default or Event of
Default:_____________________________________________________________________
____

                                  EXHIBIT H
                     (to Acquisition Sub Credit Agreement)

                      ASSIGNMENT AND ACCEPTANCE AGREEMENT


                         _________________, 1997


         This ASSIGNMENT AND ACCEPTANCE AGREEMENT ("Agreement") is entered into by _______________________________________________________________, as
Assignor ("Assignor") and ___________________________________________________
as Assignee ("Assignee"). Capitalized terms used in this Agreement without definition have the meanings specified in the Acquisition Sub Credit Agreement described below.

                                  RECITALS

         A. Assignor is party to the Credit Agreement (Acquisition Sub Facility) dated as of May 5, 1997 (as the same may be amended, modified or supplemented from time to time, the "Acquisition Sub Credit Agreement"), among AIMCO/NHP Holdings, Inc., a Delaware corporation (the "Company"), the Lenders, including BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as one of the Lenders, SMITH BARNEY MORTGAGE CAPITAL GROUP, INC., as one of the Lenders, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent") for the Lenders;

         B. Pursuant to the Acquisition Sub Credit Agreement, Assignor has committed to make a loans ("the Loan") to the Company in the amount of $__________ ("Assignor's Commitment") and the Lenders have committed to make loans to the Company in an aggregate amount of $76,000,000 (the "Aggregate Commitment" thereunder);

         C. As of the date hereof, Assignor has made the Loan to the Company under the Credit Agreement in the aggregate principal outstanding amount of ___________, and the Lenders have made loans to the Company under the Acquisition Sub Credit Agreement in the aggregate principal outstanding amount of _________;

         D. Assignor wishes to assign to Assignee [part of] the rights and obligations of Assignor under the Acquisition Sub Credit Agreement in respect of Assignor's Commitment in an amount equal to $____________ (the "Assigned

Amount") on the terms and subject to the conditions set forth herein and Assignee wishes to accept assignment of such rights and to assume such obligations from Assignor on such terms and subject to such conditions.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1.   ASSIGNMENT AND ACCEPTANCE.

              (a) Subject to the terms and conditions of this Agreement, upon the Effective Date (as hereinafter defined) (i) Assignor hereby sells, transfers and assigns to Assignee, and (ii) Assignee hereby purchases, assumes and undertakes from Assignor, without recourse and without representation or warranty (except as provided in this Agreement), _____________% (the "Assignee's Percentage Share") of (A) the Loan made by Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of Assignor under and in connection with the Acquisition Sub Credit Agreement and the Loan Documents.

              (b) With effect on and after the Effective Date (as defined in Section 5), Assignee shall be a party to the Acquisition Sub Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Acquisition Sub Credit Agreement with a Commitment equal to $__________. Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Acquisition Sub Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that, as of the Effective Date, the Commitment of Assignor shall be reduced by an amount equal to $____________ , and Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by Assignee.

              (c) After giving effect to the assignment and assumption, on the Effective Date, Assignee's Commitment will be $_____________.

         2.   PAYMENTS.

         As consideration for the sale, assignment and transfer contemplated in Section 1, Assignee shall pay to Assignor on the Effective Date in immediately available funds an amount equal to $_____________, _________representing Assignee's Percentage Share of the outstanding principal amount of the Loan made by Assignor.

     3.   REALLOCATION OF PAYMENTS.

     Any interest, fees and other payments accrued to the Effective Date with respect to the Assignor's Commitment and the outstanding amount of the Loan made by Assignor shall be for the account of Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of Assignee. Each of Assignor and Assignee agrees that it will (a) hold in trust for the other party, any interest, fees and other amounts which it may receive to which the other party is entitled, pursuant to the preceding sentences and (b) promptly upon receipt, pay to the other party any such amounts which it may receive.

     4.   INDEPENDENT CREDIT DECISION.

     Assignee (a) acknowledges that it has received a copy of the Acquisition Sub Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 6.01 of each of the Acquisition Sub Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance upon Assignor, any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Acquisition Sub Credit Agreement.

     5.   EFFECTIVE DATE; NOTICES.

          (a) As between Assignor and Assignee, the effective date for this Agreement shall be ______________199__ (the "Effective Date"); PROVIDED that the following conditions precedent have been satisfied on or before the Effective Date:

               (i) this Agreement shall be executed and delivered by Assignor and Assignee;

               (ii) Assignee shall pay to Assignor all amounts due to Assignor under this Agreement;

               (iii) to the extent required under Section 10.08(a) of each of the Acquisition Sub Credit Agreement, the consent of the Agent and the Company shall have been duly obtained (or, in the case of the Company, been deemed obtained) and shall be in full force and effect as of the Effective Date;

               (iv) Assignee shall have complied with Section 3.01(f) of each of the Acquisition Sub Credit Agreement (if applicable); and

          (b) Promptly following the execution of this Agreement, Assignor shall deliver to the Company and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form of attached SCHEDULE 1.

     6.   AGENT.

          (a) Assignee hereby acknowledges such powers delegated to the Agent pursuant to the terms of the Credit Agreement.

          (b) Assignee shall assume no duties or obligations held by the Agent under the Acquisition Sub Credit Agreement.

     7.   WITHHOLDING TAX.

          Assignee agrees to comply with Section 3.01(f) of each of the Acquisition Sub Credit Agreement (if applicable).

     8.   REPRESENTATIONS AND WARRANTIES.

          (a) Assignor represents and warrants that (i) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement, and apart from any agreements or undertakings or filings required by the Acquisition Sub Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim;

          (b) Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to:

     (i) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Acquisition Sub Credit Agreement or any other Loan Document, or any other instrument or document furnished in connection therewith;

     (ii) any statements, warranties or representations made in or in connection with the Acquisition Sub Credit Agreement, any other Loan Document, or any other instrument or document furnished in connection therewith; or

     (iii) the solvency, financial condition or financial statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Acquisition Sub Credit Agreement, any other Loan Document, or any other instrument or document furnished in connection therewith.

          (c) Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement; and apart from any agreements or undertakings or filings required by the Acquisition Sub Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of Assignee, enforceable against Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     9.   FURTHER ASSURANCES.

     Assignor and Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.  MISCELLANEOUS.

          (a) Any amendment or waiver of any provision of this Agreement shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) Assignor and Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement.

          (d) This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          (e) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED HOWEVER THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Acceptance Agreement to be executed and delivered by their duly authorized officers as of the date first above written.





     ______________________________________, Assignor


          By:_______________________________________
          Name _____________________________________
          Title: ___________________________________

          Address:



     ________________________________________, Assignee


          By:_______________________________________
          Name _____________________________________
          Title: ___________________________________
           Address:

                                                                     SCHEDULE 1
                                                   to Assignment and Acceptance


                        NOTICE OF ASSIGNMENT AND ACCEPTANCE

                               ___________________, 199__


Bank of America National Trust and
Savings Association, as Agent
CRESG #1357
555 South Flower Street, 6th Floor
Los Angeles, California  90071
Attention:  Unit Manager

AIMCO/NHP Holdings, Inc.,
a Delaware corporation
1873 South Bellaire Street, 17th Floor
Denver, Colorado 80222
Attention:  Peter Kompaniez, Vice Chairman

                           Re:  Credit Agreement, dated as of May 5, 1997
                      (Acquisition Sub Facility) (as the same may be amended, modified or supplemented from time to time, the "Acquisition Sub Credit Agreement"), as the same may be amended, modified or supplemented from time to time, among AIMCO/NHP Holdings, Inc., a Delaware corporation (the "Company"), the lenders from time to time party to the Credit Agreement (the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as one of the Lenders, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent") for the Lenders.

Ladies and Gentlemen:

     Reference is made to the Acquisition Sub Credit Agreement. Capitalized terms used in this Notice of Assignment and Acceptance without definition have the meanings specified in the Acquisition Sub Credit Agreement.

     1. We hereby give notice to the Company and to the Agent of the assignment by _____________________ ("Assignor") ______________________
("Assignee") of __________% of the right, title and interest of Assignor in and to the Acquisition Sub Credit Agreement, including, without limitation, the right, title and interest of Assignor in and to:

          (A) Assignor's Commitment under and as such term is defined in the Acquisition Sub Credit Agreement representing ___________% of the $__________ current Aggregate Commitment of all Lenders,

          (B) Assignor's Commitment Percentage of the outstanding Loan made by the Assignor under the Acquisition Sub Credit Agreement (representing an amount equal to $____________ as of the Effective Date),

          (C) all related rights, benefits, obligations, liabilities and indemnities of Assignor under and in connection with the Acquisition Sub Credit Agreement.

     Before giving effect to the assignment and assumption, on the Effective Date, Assignor's Commitment was $______________. After giving effect to the assignment and assumption, on the Effective Date, Assignor's Commitment will be $______________. After giving effect to the assignment and assumption, on the Effective Date, Assignee's Commitment will be $_____________.

     2. Assignee agrees that, upon receiving the consent of the Agent and the Company to such assignment, Assignee will be bound by the terms of the Acquisition Sub Credit Agreement as fully and to the same extent as if Assignee were the Lender originally holding the interest so assigned to it under the Acquisition Sub Credit Agreement.

     3.   The following administrative details apply to Assignee:

          (A)  Notice Address:

                               Assignee name:
               Address:


               Att'n:
               Telephone:
               Telecopier:

          (B)  Payment Instructions:

     ABA No.
     Account No.
     At:

     Reference:
     Att'n:

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                       Very truly yours,

                                       [Assignor]


                                       By:
                                          ---------------------------------
                                       Title:
                                             ------------------------------

                                       [Assignee]

                                       By:
                                          ---------------------------------
                                       Title:
                                             ------------------------------


ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:



BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent

By:
   --------------------------
Title:
      -----------------------


[Add Company's Signature Block if Company's Consent is required]


AIMCO/NHP Holdings, Inc.,
a Delaware corporation


By:
   --------------------------
Title:
      -----------------------